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                          Roebling Financial Corp, Inc.


                                   Second Step

                                   Conversion

                                    Valuation

                                    Appraisal

                                  May 26, 2004

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                                Table of Contents
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey

Introduction                                                                          1
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1.  Overview and Financial Analysis                                                   4
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   GENERAL OVERVIEW                                                                   4
   HISTORY                                                                            5
   STRATEGIC DIRECTION                                                                6
   BALANCE SHEET TRENDS                                                               7
   LOAN PORTFOLIO                                                                     9
   SECURITIES                                                                        12
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                                        13
   ASSET QUALITY                                                                     14
   FUNDING COMPOSITION                                                               17
   ASSET/LIABILITY MANAGEMENT                                                        18
   NET WORTH AND CAPITAL                                                             19
   INCOME AND EXPENSE TRENDS                                                         20
   SUBSIDIARIES                                                                      25
   LEGAL PROCEEDINGS                                                                 25


2.  Market Area Analysis                                                             26
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   MARKET AREA DEMOGRAPHICS                                                          26
   MARKET AREA DEPOSIT CHARACTERISTICS                                               28


3.  Comparisons with Publicly Traded Thrifts                                         29
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   INTRODUCTION                                                                      29
   SELECTION CRITERIA                                                                29
   OVERVIEW OF THE COMPARABLES                                                       32


4.  Market Value Determination                                                       35
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   COMPARABLE GROUP ADJUSTMENTS                                                      35
   FINANCIAL CONDITION                                                               36
   BALANCE SHEET GROWTH                                                              40
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                                       42
   MARKET AREA                                                                       47
   CASH DIVIDENDS                                                                    49
   LIQUIDITY OF THE ISSUE                                                            51
   RECENT REGULATORY MATTERS                                                         52
   MANAGEMENT                                                                        53
   SUBSCRIPTION INTEREST                                                             54
   VALUATION ADJUSTMENTS                                                             57


6.  Valuation                                                                        58
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   DISCUSSION OF WEIGHT GIVEN TO VALUATION MULTIPLES                                 58
   EVALUATION OF THE EXCHANGE RATIO                                                  60
   OFFERING VALUE IN RELATION TO COMPARABLES                                         61
   COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS                                  63
   VALUATION CONCLUSION                                                              64


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                                 List of Figures
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey

Figure 1 - Current Branch List                                                           4
Figure 2 - Asset and Retained Earnings Chart                                             7
Figure 3 - Key Balance Sheet Data                                                        8
Figure 4 - Key Ratios                                                                    8
Figure 5 - Net Loans Receivable Chart                                                    9
Figure 6 - Loan Mix as of March 31, 2004 Chart                                          10
Figure 7 - Loan Mix                                                                     11
Figure 8 - Securities Chart                                                             12
Figure 9 - Investment Mix                                                               13
Figure 10 - Non-Performing Assets Chart                                                 14
Figure 11 - Non-Performing Assets                                                       15
Figure 12 - Allowance for Possible Loan and Lease Losses Chart                          16
Figure 13 - Deposit and Borrowing Trend Chart                                           17
Figure 14 - Net Portfolio Value                                                         18
Figure 15 - Regulatory Capital Adequacy                                                 19
Figure 16 - Net Income Chart                                                            20
Figure 17 - Average Yields and Costs                                                    21
Figure 18 - Spread and Margin Chart                                                     22
Figure 19 - Income Statement Trends                                                     23
Figure 20 - Profitability Trend Chart                                                   24
Figure 21 - Population Demographics                                                     26
Figure 22 - Household Characteristics                                                   27
Figure 23 - Roebling Market Area                                                        28
Figure 24 - New Egypt Market Area                                                       28
Figure 25 - Comparable Group                                                            31
Figure 26 - Key Financial Indicators                                                    34
Figure 27 - Key Balance Sheet Data                                                      36
Figure 28 - Capital Data                                                                37
Figure 29 - Asset Quality Table                                                         38
Figure 30 - Balance Sheet Growth Data                                                   40
Figure 31 - Net Income Chart                                                            43
Figure 32 - Profitability Data                                                          44
Figure 33 - Income Statement Data                                                       45
Figure 34 - Market Area Data                                                            47
Figure 35 - Dividend Data                                                               49
Figure 36 - Market Capitalization Data                                                  51
Figure 37 - Second Step Conversions                                                     54
Figure 38 - Recent Standard Conversion Performance                                      55
Figure 39 - Value Range - Full Offering                                                 61
Figure 40 - Value Range Pricing Multiples                                               61
Figure 41 - Comparable Pricing Multiples to the Bank's Pro Forma Midpoint               62
Figure 42 - Comparable Pricing Multiples to the Bank's Pro Forma Super maximum          62
Figure 43 - Comparison to Other Selected Thrift Institutions                            63

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                                List of Exhibits
                          Roebling Financial Corp, Inc.
                              Roebling, New Jersey

   Exhibit
--------------

          1.   Firm Overview

          2.   Consolidated Balance Sheets

          3.   Consolidated Income Statements

          4. Reconciliation of TFR Statement of Operations to Consolidated Statements of Income

          5.   Consolidated Statements of Cash Flows

          6.   Consolidated Statements of Stockholder's Equity

          7.   Selected Data on All Public Thrifts

          8.   Industry Multiples

          9.   Second Step Conversion Performance

          10.  Recent Standard Conversion Performance

          11.  Appraisal Pro Forma March 31, 2004 - 12 Months Data

          12.  Offering Circular Pro Forma September 30, 2003 - 12 Months Data

          13.  Offering Circular Stub Pro Forma March 31, 2004 - 6 Months Data

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Conversion Valuation Appraisal Report                                    Page: 1
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Introduction

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro forma market value of the common stock (the "Common Stock") in connection with the conversion and reorganization of Roebling Bank from the two-tier mutual holding company structure to the stock holding company structure (the "Conversion"). Roebling Bank is currently a wholly owned subsidiary of Roebling Financial Corp, Inc., a federal corporation (the "Mid-Tier" or on a consolidated basis the "Bank"), which is the partially owned subsidiary of Roebling Financial Corp., MHC (the "MHC"), both of which will be merged out of existence, and Roebling Bank will become a wholly owned subsidiary of the Roebling Financial Corp, Inc. (the "Company"). The Bank is headquartered in Roebling, New Jersey and on March 31, 2004 had $87.5 million in assets, $79.0 million in deposits and $7.5 million in stockholders' equity. The Bank is a federally chartered savings association whose principal regulator is the Office of Thrift Supervision ("OTS"). All of the Bank's deposit accounts, up to the regulatory limits, are insured by the Savings Association Insurance Fund ("SAIF") of the Federal Deposit Insurance Corporation ("FDIC"). As of March 31, 2003, the Bank maintained three branch offices and one loan center located in New Jersey.

This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Banks Converting from Mutual to Stock Form of Organization" of the OTS which have been adopted in practice by the FDIC, including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the unaudited financial statements of the Bank's and the Mid-Tier's (hereinafter, collectively referred to as the "Bank") operations for the six month period ended March 31, 2004 and the Bank's audited financial statements for the twelve month period ended September 30, 2003. We have conducted due diligence analysis on the Bank and held due diligence related discussions with the Bank's management and board, Fontanella and Babitts, Certified Public Accountants (the Bank's independent audit firm), Malizia Spidi & Fisch, P.C. (the Bank's special counsel), Keefe, Bruyette & Woods, Inc. (the Bank's marketing advisor). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                                    Page: 2
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The Company is offering a minimum of 630,878 shares and a maximum of 853,532 shares of common stock (the "Conversion Stock") at $10.00 per share to persons with priority subscription rights in a subscription offering and to other members of the public in a community offering (the "Offerings"). These shares represent the MHC's ownership interest in the Mid-Tier Holding Company based on an independent appraisal, which may be increased by up to 15% without resolicitation. At the supermaximum, the company would offer 981,551 shares. The table below sets forth information regarding the sale of Conversion Stock in the Offerings.

The Company will issue a minimum of 537,872 shares, a maximum of 727,718 shares and a supermaximum of 836,887 shares of common stock (the "Exchange Shares") to the shareholders of the Mid-Tier Holding Company (other than the MHC) in exchange for their Mid-Tier Holding Company common stock (the "Exchange"). The Company will not pay or receive any cash in the Exchange, except that cash will be paid in lieu of fractional shares. The number of Exchange Shares to be issued is dependent upon the amount of Conversion Stock sold, with an exchange ratio designed to provide the Mid-Tier Holding Company's shareholders (other than the MHC) with approximately the same percentage ownership interest in the Company that they have in the Mid-Tier holding Company.

The sum of the Conversion Stock and the Exchange Shares represent the total amount of Common Stock to be issued in the Conversion, which sum is a minimum of 1,168,750 shares and a maximum of 1,581,250 shares. If the independent appraisal were increased by 15%, the adjusted maximum amount of Conversion Stock, Exchange Shares and total shares would be increased to 981,551 shares 836,887 shares and 1,818,438 shares, respectively.

The Mid-Tier Holding Company common stock is currently quoted on the OTC Bulletin Board under the symbol "ROEB." The Company has applied to the NASDAQ Stock Market under the same symbol upon completion of the Conversion.

Conversion Valuation Appraisal Report                                    Page: 3
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In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Reorganization on the Bank, operation and expected financial performance as they related to the Bank's estimated pro forma value.

Our valuation is not intended, and must not be construed, to be a recommendation of any kind as the advisability of purchasing shares of Common Stock in the Conversion and Reorganization. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of Common Stock in the Conversion and Reorganization will thereafter be able to sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. FinPro is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by FinPro shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank's financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro forma market value of the Bank, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained at that time.

Conversion Valuation Appraisal Report                                    Page: 4
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1.  Overview and Financial Analysis

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          GENERAL OVERVIEW
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As of March 31, 2004, the Bank had $87.5 million in total assets, $79.0 million in deposits, $58.8 million in net loans and $7.5 million in equity.

The following table shows the Bank's branch network as of March 31, 2004.

                         FIGURE 1 - CURRENT BRANCH LIST

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                                                                 Net Book Value at    Branch Deposits at
Office Location       Address                   Owned/Leased      March 31, 2004       March 31, 2004
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                                                                              (in thousands)
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                      Route 130 South and
Main Office           Delaware Avenue           Owned                  $904               $43,236
                      Roebling, NJ
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                      34 Main Street
Village Office        Roebling, NJ              Owned                   $85                $7,689
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                      8 Jacobstown Road
New Egypt Office      Roebling, NJ              Owned                  $665               $28,050
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                      761 Delaware Avenue
Loan Center           Roebling, NJ              Leased                  $36                    na
--------------------------------------------------------------------------------------------------------------


Conversion Valuation Appraisal Report                                    Page: 5
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             HISTORY
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Roebling Bank was founded in 1922 to service the home mortgage needs of the Village of Roebling. Over the next 80 years, the Bank's mission expanded to provide a full range of consumer and commercial banking services. Roebling Bank has been a stock savings bank since 1997. Roebling Bank operates two Banking Facilities plus a Loan Center in Roebling as well as a Banking Center in New Egypt.

Conversion Valuation Appraisal Report                                    Page: 6
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        STRATEGIC DIRECTION
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On January 31, 2000, Roebling Bank completed its reorganization and formed the Mid-Tier as a stock holding company of Roebling Bank. The former holders of the common stock of Roebling Bank became stockholders of the Mid-Tier and each outstanding share of common stock of the Roebling Bank was converted into a share of common stock of the Mid-Tier on a one-for-one basis. The Mid-Tier has outstanding 425,500 shares of common stock, of which 195,960 are owned by public stockholders and the remainder of which are held by the mutual holding company. The Company's business is conducted primarily through its wholly-owned subsidiary, Roebling Bank. References to the Mid-Tier refer to the consolidated entity which includes the main operating company, Roebling Bank, unless the context indicates otherwise.

The Roebling Bank, a federally chartered stock savings bank, has three retail offices, two located in Roebling and one located in New Egypt, New Jersey. In addition, a loan center office is located in Roebling. From these locations, Roebling Bank primarily serves the towns of Roebling, Florence Township and New Egypt. Roebling Bank's secondary market includes Burlington City, Cream Ridge, Wrightstown, Bordentown City and Springfield, Mansfield, Bordentown, Plumsted, New Hanover and North Hanover Townships.


Competition

The competition for deposits comes from other insured financial institutions such as commercial banks, thrift institutions (including savings banks), credit unions and multi-state regional banks in the Bank's market areas. Competition for funds also includes a number of insurance products sold by local agents and investment products such as mutual funds and other securities sold by local and regional brokers. The Bank maintains and attracts customers by offering competitive interest rates and a high level of personal service.

Conversion Valuation Appraisal Report                                    Page: 7
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        BALANCE SHEET TRENDS
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From September 30, 2001 to March 31, 2004, the Bank's balance sheet has increased from $73.1 million to $87.5 million, or $14.4 million. Equity has also increased from $6.0 million at September 30, 2001 to $7.5 million at March 31, 2004. The equity to assets ratio is currently 8.59%.

                  FIGURE 2 - ASSET AND RETAINED EARNINGS CHART

[BAR GRAPH SHOWING ASSETS AND STOCKHOLERS EQUITY IN THOUSANDS AT END OF LAST THREE FISCAL YEARS AND MOST RECENT QUARTER WITH FOLLOWING DATA POINTS:

                         Date           Assets          Equity
                         ----           ------          ------

                        9/30/01         $73,132         $5,975
                        9/30/02          82,217          6,732
                        9/30/03          87,744          7,180
                        3/31/04          87,485          7,513


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                    Page: 8
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The following tables set forth certain information concerning the financial position of the Bank along with selected ratios at the dates indicated.

                        FIGURE 3 - KEY BALANCE SHEET DATA

------------------------------------------------------------------------------
Selected Financial Highlights        At March 31,         At September 30,
                               -----------------------------------------------
     $ in thousands                2004        2003     2003     2002     2001
------------------------------------------------------------------------------
                                     (Unaudited)

Assets                         $ 87,485    $ 83,980 $ 87,744 $ 82,217 $ 73,132
Loans recievable, net            58,772      51,628   55,362   45,731   43,096
Securities:
     Available for sale          20,787      22,142   23,884   23,143   12,217
     Held to maturity             1,251       2,170    1,802    3,080    6,273
Deposits                         78,976      76,008   78,408   74,361   66,200
Total stockholders' equity     $  7,513    $  6,980 $  7,180 $  6,732 $  5,975
------------------------------------------------------------------------------

Source:  Offering Prospectus

                              FIGURE 4 - KEY RATIOS

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Selected Ratios and Other Data:                                                  At March 31,                At September 30,
                                                                           ---------------------------------------------------------
                                                                              2004         2003        2003        2002        2001
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Performance Ratios:
Return on average assets                                                      0.54%        0.62%       0.65%       0.76%       0.62%
Return on average equity                                                      6.52         7.60        7.85        9.16        6.66
Net interest rate spread                                                      3.74         3.60        3.62        3.81        3.72
Net interest margin                                                           3.98         3.96        3.95        4.23        4.38
Average interest-earning assets to average interest-bearing liabilities     121.86       122.46      122.64      121.37      122.03
Efficency ratio (operating expenses divided by the sum of net interest
  income and other income)                                                   77.05        72.96       72.48       70.55       75.38

Asset Quality Ratios:
Nonperforming loans to total loans, net at period end                         0.20%        0.88%       0.14%       0.00%       0.33%
Nonperforming assets to total assets at period end                            0.14         0.54        0.09        0.00        0.24
Net chargeoffs to average loans outstanding                                   0.00         0.00       (0.01)       0.00        0.01
Allowance for loan losses to total loans at period end                        0.83         0.86        0.85        0.89        0.73
Allowance for loan losses to non-performing loans at period end               4.07x            x       5.91x         NM        2.07x

Capital Ratios:
Average equity to average assets                                              8.31%        7.86%       8.31%       8.27%       9.32%
Equity to assets at period end                                                8.59         8.31        8.18        8.19        8.17

Full-service offices:                                                            3            3           3           3           3
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Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                    Page: 9
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         LOAN PORTFOLIO
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The Bank's loan portfolio has increased by $15.7 million or 36.37% from September 30, 2001 to March 31, 2004. The Bank's net loan to asset ratio was 67.18% at March 31, 2004.

                      FIGURE 5 - NET LOANS RECEIVABLE CHART

[BAR GRAPH SHOWING LOANS RECEIVABLE, NET IN THOUSANDS AND RATIO OF NET LOANS TO ASSETS AT END OF LAST THREE FISCAL YEARS AND MOST RECENT QUARTER WITH FOLLOWING DATA POINTS:

                                       Net Loans       Net Loans
                        Date           Receivable      to Assets
                        ----           ----------      ---------

                        9/01            $43,096         58.93%
                        9/02             45,731         55.62
                        9/03             55,362         63.09
                        3/04             58,772         67.18

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 10
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The majority of the Bank's loan portfolio is composed of residential 1-4 family loans. However, the Bank does have significant home equity loans and commercial mortgage portfolios.

                 FIGURE 6 - LOAN MIX AS OF MARCH 31, 2004 CHART
                        [PIE CHART WITH FOLLOWING DATA]

                One to four family mortgage             53.7%
                Multi-family Mortgage                    1.2%
                Construction & land                      1.3%
                Commercial Mortgage                     15.2%
                Home Equity                             25.3%
                Commercial Business                      2.7%
                Other Consumer                           0.7%

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 11
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Since September 30, 2001, the Bank's loan mix has shifted toward commercial mortgages. As a percentage of the loan portfolio, commercial mortgages increased from 8.0% at September 30, 2001 to 15.2% at March 31, 2004. Home equity loans have declined as a percentage of the portfolio from 35.9% to 25.3% over the same period.

                               FIGURE 7 - LOAN MIX

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                                          At March 31,                            At September 30,
                                         ------------------------------------------------------------------------------------------
                                            2004                  2003                   2002                  2001
                                         ------------------------------------------------------------------------------------------
                                           Amount    Percent     Amount     Percent     Amount    Percent     Amount     Percent
                                                     of Total              of Total               of Total              of Total
                                         ------------------------------------------------------------------------------------------
                                                                               (Dollars in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Real estate:
One to four family                         $ 31,815     53.72%   $ 32,470      58.18%   $ 23,768     51.58%   $ 19,852      45.61%
Multi family                                    708      1.19%        190       0.34%         92      0.20%          -       0.00%
Construction and land                           741      1.25%        497       0.89%        698      1.51%      1,948       4.47%
Commercial real estate                        9,013     15.22%      5,970      10.70%      3,665      7.95%      3,470       7.97%
                                         ------------------------------------------------------------------------------------------
    Total real estate loans                  42,277     71.38%     39,127      70.11%     28,223     61.24%     25,270      58.05%
                                         ------------------------------------------------------------------------------------------
Consumer and commercial loans:
Home equity                                  14,966     25.27%     14,524      26.02%     15,533     33.71%     15,604      35.85%
Commercial                                    1,574      2.66%      1,711       3.07%      1,731      3.76%      1,879       4.32%
Other consumer                                  411      0.69%        449       0.80%        595      1.29%        775       1.78%
                                         ------------------------------------------------------------------------------------------
    Total consumer and commercial loans      16,951     28.62%     16,684      29.89%     17,859     38.76%     18,258      41.95%
                                         ------------------------------------------------------------------------------------------
Total loans                                  59,228    100.00%     55,811   100.00%       46,082    100.00%     43,528     100.00%
                                         -----------           -----------            -----------           -----------
Less:
  Loans in process                                -                     -                      -                   172
  Net deferred loan origination costs           (33)                  (24)                   (58)                  (55)
  Allowance for loan losses                     489                   473                    409                   315
                                         -----------           -----------            -----------           -----------
       Total loans, net                    $ 58,772              $ 55,362               $ 45,731              $ 43,096
-----------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 12
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            SECURITIES
------------------------------------


The Bank's security portfolio increased between September 30, 2001 and September 30, 2002 but has decreased since that point. The portfolio mix has shifted toward investment securities and away from MBS.

                           FIGURE 8 - SECURITIES CHART

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

MBS                     $ 9,448         $14,030         $ 9,216         $ 7,458
Investments               9,041          12,193          16,470          14,580
                        -------         -------         -------         -------
Total                   $18,489         $26,223         $25,686         $22,038
                        =======         =======         =======         =======

Note: Securities classified as available-for-sale are shown at fair value while securities held to maturity are shown at amortized cost.

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 13
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INVESTMENTS AND MORTGAGE-BACKED SECURITIES
------------------------------------------


The Bank has shifted the classification of the investment portfolio from held-to-maturity to available-for-sale. The Bank has shift the portfolio mix toward US government agencies and away from MBS.

                            FIGURE 9 - INVESTMENT MIX

--------------------------------------------------------------------------------------
                                                             At September 30,
                                         At March 31, --------------------------------
                                             2004       2003       2002        2001
                                           ---------  ---------  ----------  ---------
                                                         (In thousands)
Investment securities held-to-maturity:
  U.S. government and agency securities       $ 206      $ 260       $ 546    $ 1,142
  Corporate and municipal debt instruments      216        526         552      1,312
  Mortgage-backed securities (1)                829      1,016       1,982      3,819
                                           ---------  ---------  ----------  ---------
     Total investment securities
       held-to-maturity                       1,251      1,802       3,080      6,273
                                           ---------  ---------  ----------  ---------
Investment securities available for sale:
  U.S. government and agency securities      14,128     15,656      11,071      6,555
  Fannie Mae stock                               30         28          24         32
  Mortgage-backed securities                  6,629      8,200      12,048      5,629
                                           ---------  ---------  ----------  ---------
     Total investment securities available
       for sake                              20,787     23,884      23,143     12,216
                                           ---------  ---------  ----------  ---------
Total investment securities                $ 22,038   $ 25,686    $ 26,223   $ 18,489
--------------------------------------------------------------------------------------

(1) Includes CMOs

Source: Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 14
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          ASSET QUALITY
------------------------------------

The Bank's loans 90 days past due were $120 thousand at March 31, 2004. As a percentage of assets, nonperforming assets decreased from 0.21% at September 30, 2001, to 0.14%, at March 31, 2004.

                     FIGURE 10 - NON-PERFORMING ASSETS CHART
                                ($ in thousands)

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

REO and other NPAs      $   26          $    0          $    0          $    0
Nonperforming loans     $  152          $    0          $   80          $  120
NPAs to Total Assets      0.24%           0.00%           0.00%           0.00%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 15
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The Bank's nonperforming loan to loans ratio was 0.20% at March 31, 2004. Additionally, nonperforming assets as a percentage of total assets was 0.14% at the same date.

                        FIGURE 11 - NON-PERFORMING ASSETS

--------------------------------------------------------------------------------
                                                           At  March 31. 2004
                                                             ($ in thousands)
--------------------------------------------------------------------------------

Non-performing loans                                               $   120
Real estate owned and other NPA                                          -
--------------------------------------------------------------------------------
   Total non-performing assets                                     $   120

Non-performing loans as a percentage of loans                        0.20%
Non-performing assets as a percentage of assets                      0.14%
--------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 16
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The Bank's allowance for loan and lease losses has increased from $315 thousand at September 30, 2001, to $489 thousand at March 31, 2004. The ALLL to loans receivable ratio has trended downward since September 30, 2002. At March 31, 2004 the Bank's ALLL to loans ratio was 0.83%.

         FIGURE 12 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART

        [BAR GRAPH SHOWING ALLOWANCE IN THOUSANDS AND RATIO OF ALLOWANCE
                   TO TOTAL LOANS WITH FOLLOWING DATA POINTS]

                                                   Allowance to
               Date            Allowance           Total Loans
               ----            ---------           -----------

               9/01              $315                 0.73%
               9/02               409                 0.89
               9/03               473                 0.85
               3/04               489                 0.83


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 17
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------------------------------------
       FUNDING COMPOSITION
------------------------------------


Overall, deposits have increased from $66.2 million at September 30, 2001 to $79.0 million at March 31, 2004, or 19.30%. The Bank did not have any outstanding borrowings at March 31, 2004.

                  FIGURE 13 - DEPOSIT AND BORROWING TREND CHART
                                ($ in thousands)
                       [BAR GRAPH SHOWING FOLLOWING DATA]

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

Total Deposits          $66,200         $74,361         $78,408         $78,976
Borrowed Funds          $     0         $     0         $ 1,200         $     0


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 18
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------------------------------------
    ASSET/LIABILITY MANAGEMENT
------------------------------------


The following chart illustrates the Bank's net portfolio value ("NPV") ratio at March 31, 2004, as calculated by the OTS. At +200 basis points the Bank's net portfolio value ratio is 10.73% and the sensitivity measure is 131 bps. The capital infusion should improve the Bank's interest rate risk position.

                         FIGURE 14 - NET PORTFOLIO VALUE

           ---------------------------------------------------
                                At March 31, 2004
           ---------------------------------------------------
              Changes in Rate          Net Portfolio Value
                                       Ratio         Change
           ---------------------------------------------------
                          300           9.74%       -230 bps.
                          200          10.73%       -131 bps.
                          100          11.52%        -54 bps.
                            0          12.03%
                         -100          11.80%        -24 bps.


Source:  Offering Circular

Conversion Valuation Appraisal Report                                   Page: 19
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------------------------------------
       NET WORTH AND CAPITAL
------------------------------------


At March 31, 2004, the Bank had capital well in excess of the minimum requirements for all regulatory capital requirements. The table below only accounts for the capital held at Roebling Bank and does not account for the capital at the mid-tier and the MHC.

                     FIGURE 15 - REGULATORY CAPITAL ADEQUACY

--------------------------------------------------------------------------------
                                                 Actual at March 31, 2004
                                           -------------------------------------
Regulatory Capital Position                                        Percentage of
                                               Amount                 Assets
--------------------------------------------------------------------------------

GAAP Capital                                   $ 7,363                 8.59%
                                               -------
Tier 1 (Core) Capital
Capital Level                                  $ 7,187                 8.24%
Requirement                                      3,489                 4.00%
                                               -------
Excess                                         $ 3,698                 4.24%

Total Risk-Based Capital:
Capital Level                                  $ 7,668                14.81%
Requirement                                      4,142                 8.00%
                                               -------
Excess                                         $ 3,526                 6.81%
--------------------------------------------------------------------------------


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 20
================================================================================


------------------------------------
    INCOME AND EXPENSE TRENDS
------------------------------------


The Bank's annualized net income for the six months ended March 31, 2004, of $478 thousand, was below the net income for the twelve month period ended September 30, 2003 of $559 thousand.

                          FIGURE 16 - NET INCOME CHART
                                ($ in thousands)

                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

Net Income              $  387          $  582          $  559          $  478

Note: The Mar-04 figure represents the annualized six month period ended
      March 31, 2004.

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 21
================================================================================


Interest rate spread and margin increased for the six month period ended March 31, 2004 when compared to the same six month period in 2003. The increase was attributable to cost of interest bearing liabilities declining more than yield on earning assets declined.

                      FIGURE 17 - AVERAGE YIELDS AND COSTS

-----------------------------------------------------------------------------------------------------------------------
                                                                  For the Six Months Ended March 31,
                                                 ----------------------------------------------------------------------
                                                               2004                               2003
                                                 ----------------------------------------------------------------------
                                                  Average                Average      Average               Average
                                                  Balance    Interest   Yield/Cost    Balance   Interest   Yield/Cost
-----------------------------------------------------------------------------------------------------------------------
                                                                          ($ in thousands)
Interest-earning assets:
 Loans receivable                                  $ 57,479    $ 1,712        5.96%    $ 48,868   $ 1,605        6.62%
 Investment securities                               23,490        378        3.22%      26,216       526        4.01%
 Other interest-earning assets                        2,654         33        2.47%       4,498        64        2.87%
                                                 ----------------------------------------------------------------------
         Total interest-earning assets               83,623    $ 2,123        5.08%      79,582   $ 2,195        5.55%
                                                            -----------                         ----------
Non-interest-earning assets                           4,724                               4,309
                                                 -----------                        ------------
         Total assets                              $ 88,347                            $ 88,891

Interest-bearing liabilities:
 Interest-bearing checking                         $ 11,681    $    15        0.26%    $ 10,572   $    29        0.55%
 Savings accounts                                    22,535         75        0.67%      19,416       120        1.24%
 Money market accounts                                6,785         26        0.77%       6,350        48        1.50%
 Certificates of deposit                             27,416        342        2.49%      28,639       435        3.05%
 Borrowings                                             195          1        1.03%          11         -            -
                                                 ----------------------------------------------------------------------
Total interest-bearing liabilities                   68,612    $   459        1.34%      64,988   $   632        1.95%
                                                            -----------                         ----------
Non-interest-bearing liabilities                     12,390                              11,919
                                                 -----------                        ------------
Total liabilities                                    81,002                              76,907
Stockholders' equity                                  7,345                               6,984
                                                 -----------                        ------------
Total liabilities and stockholders' equity         $ 88,347                            $ 83,891
Net interest income                                            $ 1,664                            $ 1,563
Interest rate spread                                                          3.74%                              3.60%
Net interest margin                                                           3.98%                              3.96%
Ratio of average interest-earning assets to
  average interest-bearing liabilities                                      121.86%                            122.46%
-----------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 22
================================================================================


Both spread and margin increased from the year ended September 30, 2003 to the six months ended March 31, 2004. Net interest margin trended downward from the twelve months ended September 30, 2001 to the twelve months ended September 30, 2003.

                       FIGURE 18 - SPREAD AND MARGIN CHART

                      [LINE GRAPH SHOWING FOLLOWING DATA]


                Sep-01          Sep-02          Sep-03          Mar-04
                ------          ------          ------          ------

Spread          3.72%           3.81%           3.62%           3.74%
Margin          4.38%           4.23%           3.95%           3.98%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 23
================================================================================


The Bank's net income for the six month period ended March 31, 2004 was $239 thousand which was a $22 thousand decrease from the $261 thousand net income for the six month period ended March 31, 2003. This corresponds to a reduction in fully diluted EPS to $0.56 from $0.62 for the respective time periods. The decrease in net income was primarily the result of an increase in non-interest expense of $143 thousand that more than offset a $121 thousand increase in net interest income after provision for loan losses.

                       FIGURE 19 - INCOME STATEMENT TRENDS

--------------------------------------------------------------------------------------------------------------------------------
                                                               For the Six Months                For the Fiscal Year Ended
                                                                 Ended March 31,                       September 30,
                                                      --------------------------------------------------------------------------
Selected Operating Data:                                         2004            2003          2003          2002          2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                    (Unaudited)                        ($ in thousands)
                                                      --------------------------------------------------------------------------
Interest income                                                $2,123          $2,195        $4,380        $4,494        $4,304
Interest expense                                                  459             632         1,175         1,419         1,745
                                                               ------          ------        ------        ------        ------
Net interest income                                             1,664           1,563         3,205         3,075         2,559
Provision for loan losses                                          16              36            60            96            91
                                                               ------          ------        ------        ------        ------
Net interest income after provision for loan losses             1,648           1,527         3,145         2,979         2,468
Noninterest income                                                227             238           501           440           402
Noninterest expense                                             1,457           1,314         2,686         2,481         2,232
                                                               ------          ------        ------        ------        ------
Income before tax expense                                         418             451           960           938           638
Income tax expense                                                179             190           401           356           251
                                                               ------          ------        ------        ------        ------
Net income                                                       $239            $261          $559          $582          $387
                                                               ======          ======        ======        ======        ======
Earnings per share - basic                                      $0.57           $0.63         $1.34         $1.40         $0.93
                                                               ======          ======        ======        ======        ======
Earnings per share - diluted                                    $0.56           $0.62         $1.33         $1.39         $0.93
                                                               ======          ======        ======        ======        ======
Book value per share                                           $17.66          $16.40        $16.88        $15.82        $14.04
                                                               ======          ======        ======        ======        ======
--------------------------------------------------------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 24
================================================================================


The Bank's ROAA and ROAE were 0.54% and 6.52%, respectively, for the six months ended March 31, 2004. Profitability ratios have trended downward since the year ended September 30, 2002.

                      FIGURE 20 - PROFITABILITY TREND CHART

                      [LINE GRAPH SHOWING FOLLOWING DATA]


                        Sep-01          Sep-02          Sep-03          Mar-04
                        ------          ------          ------          ------

ROAA                    0.62%           0.76%           0.65%           0.54%
ROAE                    6.66%           9.16%           7.85%           6.52%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 25
================================================================================


------------------------------------
          SUBSIDIARIES
------------------------------------


The Mid-Tier has no subsidiaries other than Roebling Bank. Roebling Bank does not have any subsidiaries.


------------------------------------
        LEGAL PROCEEDINGS
------------------------------------


The Bank and its subsidiaries, from time to time, are a party to routine litigation, which arises in the normal course of business, such as claims to enforce liens, condemnation proceedings on properties in which Roebling Bank holds security interests, claims involving the making and servicing of real property loans, and other issues incident to the business of Roebling Bank. There were no lawsuits pending or known to be contemplated against us at March 31, 2004 that would have a material effect on the Bank's operations or income.

Conversion Valuation Appraisal Report                                   Page: 26
================================================================================


2.  Market Area Analysis


------------------------------------
     MARKET AREA DEMOGRAPHICS
------------------------------------


The following tables summarize the demographics for the Bank's markets. The markets were defined as the zip code in which the Bank operates a branch.

                       FIGURE 21 - POPULATION DEMOGRAPHICS

_______________________________________________________________________________________________________________
                                                                      08554 Roebling, NJ   08533 New Egypt, NJ   Burlington
                                                                                   INDEX                 INDEX   County, NJ
___________________________________________________________________________________________________________________________
LAND AREA (miles)                                                        1.17                    17.22               804.57
POPULATION
    1990 CENSUS                                                      3,763.00                 4,718.00           305,066.00
    2000 CENSUS                                                      3,671.00                 5,474.00           423,394.00
    2002 ESTIMATE                                                    3,713.00                 5,623.00           429.273.00
    2007 PROJECTION                                                  3,822.00                 6,011.00           443,858.00
         GROWTH 1990 TO 2002                                           -1.33%                   19.18%                8.66%
         PROJECTED GROWTH 2002 to 2007                                  2.94%                    6.90%                3.40%
    POPULATION DENSITY 2002 (persons/sq mile)                         3,170.8       5.94         326.6    0.61        533.5
POPULATION BY SEX - 2002 EST                                            3,713                    5,623              429,273
    MALE                                                               46.46%       0.94        50.12%    1.01       49.40%
    FEMALE                                                             53.54%       1.06        49.88%    0.99       50.60%
MARITAL STATUS (POP AGE 15*)                                         2,895.00                 4,293.00              339,904
    MALE, NEVER MARRIED                                                11.61%       0.77        14.40%    0.96       15.05%
    FEMALE, NEVER MARRIED                                              11.92%       1.05        10.20%    0.90       11.40%
    TOTAL MARRIED                                                      57.69%       1.00        61.19%    1.06       57.64%
    MALE, PREVIOUSLY MARRIED                                            5.49%       1.10         4.78%    0.95        5.01%
    FEMALE, PREVIOUSLY MARRIED                                         13.30%       1.22         9.43%    0.87       10.90%
POPULATION BY AGE - 2002 EST                                            3,713                    5,623              429,273
    UNDER 4 YEARS                                                       6.44%       1.02         6.53%    1.03        6.34%
    5 TO 9 YEARS                                                        8.08%       1.16         8.43%    1.21        6.97%
    10 T0 14 YEARS                                                      7.51%       1.00         8.70%    1.16        7.51%
    15 TO 19 YEARS                                                      6.76%       1.07         7.06%    1.11        6.34%
    20 TO 24 YEARS                                                      4.74%       0.85         5.35%    0.98        5.48%
    25 TO 34 YEARS                                                     13.90%       1.05        11.79%    0.89       13.18%
    35 TO 44 YEARS                                                     17.59%       1.01        20.86%    1.20       17.33%
    45 TO 54 YEARS                                                     14.06%       0.96        14.49%    0.99       14.71%
    55 TO 59 YEARS                                                     5.68%        1.02         5.05%    0.90        5.59%
    60 TO 64 YEARS                                                     3.47%        0.84         3.41%    0.83        4.13%
    65 TO 69 YEARS                                                     2.59%        0.75         2.90%    0.84        3.46%
    70 TO 74 YEARS                                                     2.75%        0.86         1.90%    0.60        3.20%
    78 TO 79 YEARS                                                     2.50%        0.95         1.62%    0.62        2.63%
    80 TO 84 YEARS                                                     2.64%        1.50         1.10%    0.83        1.76%
    85 + YEARS                                                         1.29%        0.94         0.80%    0.58        1.38%
    MEDIAN AGE                                                         36.46        0.97         36.03    0.96        37.41
EDUCATION ATTAINMENT (POP AGE 25+)                                     2,468                     3,595              289,165
    ELEMENTARY                                                        12.20%        2.13         8.65%    1.51        5.72%
    SOME HIGH SCHOOL                                                  15.36%        1.29        14.27%    1.20       11.92%
    HIGH SCHOOL GRADUATE                                              36.10%        1.10        46.34%    1.41       32.76%
    SOME COLLEGE                                                      17.34%        0.93        15.52%    0.83       18.59%
    COLLEGE ASSOCIATES DEGREE                                          4.29%        0.68         4.01%    0.63        6.34%
    COLLEGE BACHELORS DEGREE                                          11.55%        0.68         9.12%    0.53       17.08%
    COLLEGE GRADUATE DEGREE                                            3.16%        0.42         2.09%    0.28        7.58%
POPULATION BY RACE - 2002 EST                                          3,713                    5,623               429,273
    WHITE                                                             88.07%        1.16        91.16%    1.20       75.66%
    BLACK                                                              6.49%        0.43         2.15%    0.14       15.05%
    INDIAN                                                             0.11%        0.60         0.16%    0.89        0.18%
    ASIAN                                                              1.67%        0.60         0.91%    0.32        2.80%
    PACIFIC ISLANDER                                                   0.00%        0.00         0.02%    0.69        0.30%
    OTHER                                                              0.03%        0.13         0.02%    0.09        0.21%
    MULTIPLE RACE                                                      1.05%        0.61         1.17%    0.68        1.73%
    HISPANIC                                                           2.59%        0.60         4.41%    1.02        4.34%

Source: Claritas

Conversion Valuation Appraisal Report                                   Page: 27
================================================================================


                      FIGURE 22 - HOUSEHOLD CHARACTERISTICS

_______________________________________________________________________________________________________________
                                                                      08554 Roebling, NJ   08533 New Egypt, NJ   Burlington
                                                                                   INDEX                 INDEX   County, NJ
___________________________________________________________________________________________________________________________
HOUSEHOLDS
    1990 CENSUS                                                      1,390.00                 1,644.00           136,554.00
    2000 CENSUS                                                      1,403.00                 1,901.00           154,371.00
    2002 ESTIMATE                                                    1,432.00                 1,946.00           157,818.00
    2007 PROJECTION                                                  1,507.00                 2,058.00           166,638.00
         GROWTH 1990 TO 2002                                            2.07%                    2.37%                2.23%
         PROJECTED GROWTH 2002 to 2007                                  5.24%                    5.76%                5.59%
HOUSEHOLD SIZE                                                          1,432                    1,946              157,818
    HHs WITH 1 PERSON                                                  25.70%       1.09        17.06%    0.75       23,48%
    HHs WITH 2 PERSONS                                                 31.01%       0.97        29.80%    0.93       32.08%
    HHS WITH 3 PERSONS                                                 17.04%       0.96        20.40%    1.15       17.74%
    HHs WITH 4 PERSONS                                                 15.80%       0.97        19.53%    1.20       16.30%
    HHs WITH 5 PERSONS                                                  7.12%       1.00         9.25%    1.30        7.10%
    HHs WITH 6 PERSONS                                                  2.37%       1.04         2.52%    1.10        2.29%
    HHs WITH 7+ PERSONS                                                 0.91%       0.91         1.44%    1.44        1.00%
    AVG PERSONS PER HH 2000                                             2.68        1.05          2.48    0.97         2.56
    AVG PERSONS PER HH 2002 EST                                         2.59        0.95          2.89    1.06         2.72
    AVG PERSONS PER HH 2007 PROJ                                        2.54        0.95          2.92    1.10         2.66
      CHANGE 2000 TO 2002                                              -0.09                      0.41                 0.16
HOUSEHOLDS BY TYPE - 2002 EST
    FAMILY HOUSEHOLDS                                                  69.76%       0.97        77.44%    1.08       71.79%
    NON-FAMILY HOUSEHOLDS                                              30.24%       1.07        22.56%    0.80       28.21%
    PERSONS IN GROUP QUARTERS                                           0.00%       0.00         0.09%    0.03        3.31%
HOUSEHOLDS BY INCOME - 2002 EST                                         1,432                    1,946              157,188
    UNDER $15,000                                                       9.43%       1.59         6.12%    1.03        5.94%
    $15,000 TO $25,000                                                 11.03%       1.49         8.48%    1.14        7.43%
    $25,000 TO $35,000                                                  8.66%       0.95         9.82%    1.07        9.15%
    $35,000 TO $50,000                                                 15.43%       1.03        16.29%    1.09       14.93%
    $50,000 TO $75,000                                                 27.51%       1.14        25.28%    1.05       24.08%
    $75,000 TO $100,000                                                12.36%       0.75        18.04%    1.10       16.42%
    $100,000 TO $150,000                                               12.43%       0.86        13.00%    0.90       14.41%
    $150,000 TO $250,000                                                2.65%       0.45         2.67%    0.45        5.85%
    $250,000 TO $500,000                                                0.35%       0.29         0.31%    0.25        1.22%
    $500,000 OR MORE                                                    0.14%       0.25         0.00%    0.00        0.56%
        AVERAGE HOUSEHOLD INCOME - 2002 EST                            62,920       0.82        68,085    0.89       76,879
        MEDIAN HOUSEHOLD INCOME - 2002 EST                             54,949       0.87        59,197    0.94       63,022
        PER CAPITA HOUSEHOLD INCOME - 2002 EST                         24,264       0.83        23,381    0.80       29,244
        INCOME BELOW POVERTY LEVEL                                      3.49%       1.38         2.00%    0.79        2.54%
HOUSEHOLDS BY NUMBER OF VEHICLES                                        1,432                    1,946              157,818
    NO VEHICLES                                                         8.80%       1.87         4.52%    0.96        4.71%
    1 VEHICLE                                                          37.29%       1.20        24.05%    0.78       30.99%
    2 VEHICLES                                                         37.71%       0.84        47.53%    1.06       44.68%
    3 VEHICLES                                                         11.94%       0.86        14.85%    1.06       13.95%
    4 VEHICLES                                                          3.77%       0.86         6.37%    1.46        4.37%
    5+ VEHICLES                                                         0.49%       0.38         2.67%    2.06        1.30%

Source: Claritas

Conversion Valuation Appraisal Report                                   Page: 28
================================================================================


------------------------------------
MARKET AREA DEPOSIT CHARACTERISTICS
------------------------------------


The following tables summarize the deposit characteristics of each of the Bank's markets. The Bank's markets were defined by management.

                        FIGURE 23 - ROEBLING MARKET AREA

              08554 Roebling, NJ: Market Share by Institution Type
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $80,292     100.00%         $7,264         9.95%     $26,764        3       1.00
========================================================================================================
Commercial Banks      $29,311      36.51%        ($5,526)      -15.86%     $29,311        1       1.10
Savings Banks              $0       0.00%             $0         0.00%          $0        0       0.00
Thrifts               $50,981      63.49%        $12,790        33.49%     $25,491        2       0.95
Credit Unions              $0       0.00%             $0         0.00%          $0        0       0.00

              08554 Roebling, NJ: Market Share by Institution
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $80,292     100.00%         $7,264         9.95%     $26,764        3       1.00
========================================================================================================
Roebling Bank (MHC)   $50,981      63.49%        $12,790        33.49%     $25,491        1       0.95
Fleet National Bank   $29,311      36.51%        ($5,526)      -15.86%     $29,311        1       1.10

Source: SNL Securities, FinPro Calculation


                        FIGURE 24 - NEW EGYPT MARKET AREA

              08533 New Egypt, NJ: Market Share by Institution Type
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $87,996     100.00%        ($9,086)       -9.36%     $43,998        2       1.00
========================================================================================================
Commercial Banks      $59,776      67.93%       ($26,492)      -30.71%     $59,776        1       1.36
Savings Banks              $0       0.00%             $0         0.00%          $0        0       0.00
Thrifts               $28,220      32.07%        $17,406       160.96%     $28,220        1       0.64
Credit Unions              $0       0.00%             $0         0.00%          $0        0       0.00

              08533 New Egypt, NJ: Market Share by Institution
                      Total       Mkt Share     $ Growth      % Growth   Avg Branch          Branch Perf
Institution           2003          2003       1999-2003     1999-2003     2003       Count   Index
--------------------------------------------------------------------------------------------------------
Total                 $87,996     100.00%        $(9,086)       -9.36%     $43,998        2       1.00
========================================================================================================
Roebling Bank (MHC)   $28,220      32.07%        $17,406       160.96%     $28,220        1       0.64
Fleet National Bank   $59,776      67.93%       ($26,492)      -30.71%     $59,776        1       1.36


Source: SNL Securities, FinPro Calculation

Conversion Valuation Appraisal Report                                   Page: 29
================================================================================


3.  Comparisons with Publicly Traded Thrifts


------------------------------------
         INTRODUCTION
------------------------------------


This section presents an analysis of the Bank's operations against a selected group ("Comparable Group") of publicly traded thrifts. The Comparable Group was selected based upon the similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the valuation of the Bank.

Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, and recent operating results can be measured against the Comparable Group. The Comparable Group's current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro forma valuation of the Bank's to-be-issued common stock.

There are two primary areas of concern to appraisers today. The first is the lack of overall publicly traded thrifts available for comparative purposes with only 185 total fully converted thrifts left in the entire country. The second is a byproduct of the first. There are simply not enough good institutions left to allow for highly accurate geographic and size comparisons. As such, Comparable Groups are becoming more difficult to establish and the result will be more premiums and discounts that need to be applied.


------------------------------------
        SELECTION CRITERIA
------------------------------------


The goal of the selection criteria process is to find those institutions with characteristics that most closely match those of the Bank. In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. However, none of the Comparables selected will be exact clones of the Bank. As stated above, establishing Comparable Groups that very closely match a given institution is becoming more and more difficult. This is particularly true for this institution.

Based upon our experience, FinPro has determined that fully converted thrifts trade differently than MHCs trade due to the unique ownership structure of an MHC, namely that all MHCs contain some level of minority discount. As such, all MHCs were eliminated as potential Comparables.

Conversion Valuation Appraisal Report                                   Page: 30
================================================================================


As of the date of this appraisal, there were a total of 185 fully converted thrifts that traded on the NYSE, NASDAQ or AMEX. FinPro limited the Comparable Group to institutions whose common stock is listed on a major exchange, since these companies trade regularly. FinPro believes that thrifts that trade over-the-counter or as pink sheets contain liquidity discounts along with wider bid-ask ranges relative to liquidly traded thrifts. This may skew the trading value and make trading multiples less reliable as an indicator of value. If these institutions are utilized, a liquidity discount must be calculated and used.

Due to the differences in regional pricing, FinPro would like to utilize institutions located in the Mid Atlantic Region in the Comparable Group. There are currently 40 fully converted thrifts in the Mid Atlantic Region. Of these 40, none are less than or equal to $150 million in size and as such none are of similar size to the Bank, which has only $87.5 million in assets.

FinPro eliminated the less than $50 million in assets screen. Also excluded were the six merger targets from the group as the pricing of merger targets is skewed by the merger consideration value. FinPro then excluded all institutions with assets greater than $500 million. This resulted in a total of seven institutions, which is not a sufficient number. FinPro decided to include fully converted thrifts in the New England Region since pricing trends for the two regions have historically been similar. This resulted in 13 institutions. After examining the 13 institutions, FinPro believes that Independence Federal Savings Bank and Falmouth Bancorp, Inc. need to be excluded due to earnings problems.

As such, FinPro utilized the following screens to select the Comparable Group:

                      [GRAPHIC OF COMPUTER SCREEN OMITTED]

Conversion Valuation Appraisal Report                                   Page: 31
================================================================================


These screens resulted in 11 institutions. As such, the Comparable Group selected includes:

                          FIGURE 25 - COMPARABLE GROUP

                                                                                      Corporate
                                                       -----------------------------------------------------------------------------
                                                                                                           Number
                                                                                                             of          IPO
   Ticker                     Short Name                  Exchange        City           State             Offices       Date
-----------------------------------------------------------------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp             NASDAQ        Brooklyn          NY                  2         10/23/2002
CEBK          Central Bancorp, Inc.                       NASDAQ        Somerville        MA                 10                 NA
ESBK          Elmira Savings Bank, FSB                    NASDAQ        Elmira            NY                  6                 NA
HIFS          Hingham Institution for Savings             NASDAQ        Hingham           MA                  7                 NA
LARL          Laurel Capital Group, Inc.                  NASDAQ        Allison Park      PA                  8                 NA
LSBX          LSB Corporation                             NASDAQ        North Andover     MA                  6                 NA
MFLR          Mayflower Co-operative Bank                 NASDAQ        Middleboro        MA                  5                 NA
MYST          Mystic Financial, Inc.                      NASDAQ        Medford           MA                  6         01/09/1998
PHSB          PHSB Financial Corp.                        NASDAQ        Beaver Falls      PA                 10         07/10/1997
WSB           Washington Savings Bank, F.S.B. (The)       AMEX          Bowie             MD                  5                 NA
WVFC          WVS Financial Corp.                         NASDAQ        Pittsburgh        PA                  6                 NA
-----------------------------------------------------------------------------------------------------------------------------------


All 11 of the Comparables have been public for more than one year. FinPro would ordinarily exclude institutions that have recently converted, as the earnings of newly converted institutions do not reflect a full year's benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

Conversion Valuation Appraisal Report                                   Page: 32
================================================================================


------------------------------------
    OVERVIEW OF THE COMPARABLES
------------------------------------


The members of the Comparable Group were reviewed against the Bank to ensure comparability based upon the following criteria:

        1.       Asset size
        2.       Profitability
        3.       Capital Level
        4.       Balance Sheet Mix
        5.       Operating Strategy
        6.       Date of conversion

1. Asset Size The Comparable Group should have a similar asset size to the Bank, however, this is not possible due to the Bank's small asset base and the requirement of being listed on a major exchange. The Comparable Group ranged in size from $160.0 million to $490.5 million in total assets with a median of $400.2 million. The Bank's asset size was $87.5 million as of March 31, 2004 and is projected to be $93.6 million on a pro forma basis at the midpoint of the estimated valuation range.

2. Profitability The Comparable Group had a median ROAA of 0.78% and a median ROAE of 7.27% for the most recent quarter. The Comparable Group profitability measures had a dispersion about the mean for the ROAA measure ranging from a low of 0.20% to a high of 1.91% while the ROAE measure ranged from a low of 2.25% to a high of 18.33%. The Bank had a ROAA of 0.54% and ROAE of 6.52% for the six months ended March 31, 2004. On a pro forma basis, the ROAA is projected at 0.51% and the ROAE is projected at 3.49% at the midpoint of the range.

3. Capital Level The median equity to assets ratio for the Comparable Group was 8.86% with a high of 16.39% and a low of 6.47%. At March 31, 2004, the Bank had an equity to assets ratio of 8.59%. On a pro forma basis, at the midpoint, the Bank would have an equity to assets ratio of 14.59%.

Conversion Valuation Appraisal Report                                   Page: 33
================================================================================


4. Balance Sheet Mix At March 31, 2004, the Bank had a net loan to asset ratio of 67.18%. The median loan to asset ratio for the Comparables was 61.39%, ranging from a low of 17.89% to a high of 90.82%. On the liability side, the Bank's deposit to asset ratio was 90.27% at March 31, 2004 while the Comparable median was 68.98%, ranging from 38.56% to 82.26%. Additionally, the Comparable median borrowings to assets ratio was 16.13% with a range of 53.09% to 7.17%. The Bank did not have any borrowings at March 31, 2004.

5. Operating strategy An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

6. Date of conversion Recent conversions, those completed on or after March 31, 2003, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.

Conversion Valuation Appraisal Report                                   Page: 34
================================================================================

All Comparable Group data presented in Figure 26 is from SNL Securities. All data for the Bank is from the offering circular.

                      FIGURE 26 - KEY FINANCIAL INDICATORS

-----------------------------------------------------------------------------------------
                                                 The Bank at or for    Comparable Group
                                                 the 6 Months Ended    Median Most Recent
                                                      3/31/04              Quarter
----------------------------------------------------------------------------------------
BALANCE SHEET DATA
----------------------------------------------------------------------------------------
Gross Loans to Deposits                                74.99                    77.82
----------------------------------------------------------------------------------------
Total Net Loans to Assets                              67.18                    61.39
----------------------------------------------------------------------------------------
Securities to Assets                                   25.19                    32.94
----------------------------------------------------------------------------------------
Deposits to Assets                                     90.27                    68.98
----------------------------------------------------------------------------------------
Borrowed Funds to Assets                                   -                    16.13
----------------------------------------------------------------------------------------
BALANCE SHEET GROWTH
----------------------------------------------------------------------------------------
Asset Growth Rate                                      (0.59)                    2.01
----------------------------------------------------------------------------------------
Loan Growth Rate                                       12.32                     8.27
----------------------------------------------------------------------------------------
Deposit Growth Rate                                     1.45                     1.69
----------------------------------------------------------------------------------------
CAPITAL
----------------------------------------------------------------------------------------
Equity to Assets                                        8.59                     8.86
----------------------------------------------------------------------------------------
Tangible Equity to Tangible Assets                      8.59                     8.52
----------------------------------------------------------------------------------------
Intangible Assets to Equity                                -                        -
----------------------------------------------------------------------------------------
Regulatory Core Capital to Assets                       8.24                     8.49
----------------------------------------------------------------------------------------
Equity + Reserves to Assets                             9.15                     9.58
----------------------------------------------------------------------------------------
ASSET QUALITY
----------------------------------------------------------------------------------------
Non-Performing Loans to Loans                           0.20                     0.07
----------------------------------------------------------------------------------------
Reserves to Non-Performing Loans                      407.50                   171.99
----------------------------------------------------------------------------------------
Non-Performing Assets to Assets                         0.14                     0.08
----------------------------------------------------------------------------------------
Non-Performing Assets to Equity                         1.60                     0.54
----------------------------------------------------------------------------------------
Reserves to Loans                                       0.83                     1.06
----------------------------------------------------------------------------------------
Reserves to Non-Performing Assets + 90 Days Del.      407.50                   186.73
----------------------------------------------------------------------------------------
PROFITABILITY
----------------------------------------------------------------------------------------
Return on Average Assets                                0.54                     0.78
----------------------------------------------------------------------------------------
Return on Average Equity                                6.52                     7.27
----------------------------------------------------------------------------------------
INCOME STATEMENT
----------------------------------------------------------------------------------------
Yield on Average Earning Assets                         5.08                     5.28
----------------------------------------------------------------------------------------
Cost of Average Interest Bearing Liabilities            1.34                     2.10
----------------------------------------------------------------------------------------
Net Interest Income to Average Assets                   3.74                     3.29
----------------------------------------------------------------------------------------
Net Interest Margin                                     3.98                     3.30
----------------------------------------------------------------------------------------
Noninterest Income to Average Assets                    0.51                     0.29
----------------------------------------------------------------------------------------
Noninterest Expense to Average Assets                   3.30                     2.65
----------------------------------------------------------------------------------------
Efficiency Ratio                                       77.05                    68.26
----------------------------------------------------------------------------------------
Overhead Ratio                                         73.92                    65.63
----------------------------------------------------------------------------------------

Source:  The Bank Offering Circular, FinPro calculations and SNL Securities
Note:    All of the Bank data is at or for the six months ended March 31, 2004.
Note:    All of the Comparable data is for the most recent quarter.

Conversion Valuation Appraisal Report                                   Page: 35
================================================================================


4.  Market Value Determination


------------------------------------
   COMPARABLE GROUP ADJUSTMENTS
------------------------------------


The estimated pro forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments are made from potential investors' viewpoint and are adjustments necessary when comparing the Bank to the Comparable Group. Potential investors include depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based. The major criteria utilized for purposes of this report include:

Adjustments Relative to the Comparable Group:
---------------------------------------------
        o        Financial Condition

        o        Balance Sheet Growth

        o        Earnings Quality, Predictability and Growth

        o        Market Area

        o        Cash Dividends

        o        Liquidity of the Issue

        o        Recent Regulatory Matters

Adjustments for Other Factors:
------------------------------
        o        Management

        o        Subscription Interest


To ascertain the market value of the Bank, the median trading multiple values for the Comparable Group are utilized as the starting point. Adjustments, up or down, to the Comparable Group median multiple values are made based on the comparison of the Bank to the Comparable Group.

Conversion Valuation Appraisal Report                                   Page: 36
================================================================================


------------------------------------
       FINANCIAL CONDITION
------------------------------------


The financial condition of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix and intangible levels in assessing the attractiveness of investing in the common stock of a thrift. The following tables summarize the key financial elements of the Bank measured against the Comparable Group.

                       FIGURE 27 - KEY BALANCE SHEET DATA

                                                                       Key Financial Data for the Most Recent Quarter
                                                       -----------------------------------------------------------------------------
                                                              Total      Loans/      Loans/  Securities   Deposits/    Borrowings/
                                                             Assets    Deposits      Assets      Assets      Assets         Assets
   Ticker                     Short Name                      ($000)         (%)         (%)         (%)         (%)            (%)
-----------------------------------------------------------------------------------------------------------------------------------
                        Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp               160,009      105.36       71.02       25.27       67.41          14.50
CEBK          Central Bancorp, Inc.                         490,465      120.51       72.71          NA       60.33          29.62
ESBK          Elmira Savings Bank, FSB                      294,707       74.63       61.39       32.94       82.26           8.83
HIFS          Hingham Institution for Savings               489,447      123.48       75.42       16.15       61.08          29.60
LARL          Laurel Capital Group, Inc.                    301,251       68.81       56.58          NA       82.22           7.17
LSBX          LSB Corporation                               482,029       77.82       45.35       50.45       58.27          29.21
MFLR          Mayflower Co-operative Bank                   208,607       71.33       57.33       36.49       80.38          10.53
MYST          Mystic Financial, Inc.                        428,417       86.36       69.73       24.75       80.75          12.18
PHSB          PHSB Financial Corp.                          341,682       64.20       44.29       50.35       68.98          16.13
WSB           Washington Savings Bank, F.S.B. (The)         409,354      126.92       90.82        2.74       71.56          17.08
WVFC          WVS Financial Corp.                           400,180       46.40       17.89       80.31       38.56          53.09
-----------------------------------------------------------------------------------------------------------------------------------
              Average                                       364,195       87.80       60.23       35.49       68.35          20.72
              Median                                        400,180       77.82       61.39       32.94       68.98          16.13
              Maximum                                       490,465      126.92       90.82       80.31       82.26          53.09
              Minimum                                       160,009       46.40       17.89        2.74       38.56           7.17

ROEB          Roebling Financial Corp, Inc. (MHC)            87,485       75.00       67.18       25.19       90.27              -

              Variance to the Comparable Median            (312,695)      (2.82)       5.79       (7.75)      21.29         (16.13)


Sources: SNL and Offering Circular Data, FinPro Computations

         Asset  Composition  - The Bank's  net loan to asset  ratio of 67.18% is
         ------------------
         above the Comparable Group median of 61.39%.

         Funding Mix - The Bank is funded primarily through deposits,  90.27% of
         -----------
         assets. The Comparable Group has a deposits to assets ratio of 68.98% and a borrowings to assets ratio of 16.13%. The Bank does not have any borrowings.

         Liquidity - The liquidity of the Bank and the  Comparable  Group appear
         ---------
         adequate.

Conversion Valuation Appraisal Report                                   Page: 37
================================================================================


                            FIGURE 28 - CAPITAL DATA

                                                                    Capital for the Most Recent Quarter
                                                      ------------------------------------------------------------------
                                                                      Tangible  Intangible    Core Capital/    Equity +
                                                        Equity/        Equity/     Assets/         Tangible   Reserves/
                                                         Assets    Tang Assets      Equity           Assets      Assets
   Ticker     Short Name                                     (%)            (%)         (%)              (%)         (%)
------------------------------------------------------------------------------------------------------------------------
                 Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp             16.39          16.39           -            11.99       16.76
CEBK          Central Bancorp, Inc.                        8.86           8.44        5.14               NA        9.58
ESBK          Elmira Savings Bank, FSB                     7.60           7.43        2.39             7.38        8.28
HIFS          Hingham Institution for Savings              8.62           8.62           -             8.70        9.24
LARL          Laurel Capital Group, Inc.                   9.13           7.99       13.65             7.70        9.80
LSBX          LSB Corporation                             11.54          11.54           -            11.52       12.42
MFLR          Mayflower Co-operative Bank                  8.56           8.52        0.54             8.28        9.25
MYST          Mystic Financial, Inc.                       6.47           6.47           -               NA        7.12
PHSB          PHSB Financial Corp.                        13.84          13.84           -               NA       14.31
WSB           Washington Savings Bank, F.S.B. (The)       10.61          10.61           -            10.59       11.18
WVFC          WVS Financial Corp.                          7.38           7.38           -             7.35        7.69
------------------------------------------------------------------------------------------------------------------------
              Average                                      9.91           9.75        1.97             9.19       10.51
              Median                                       8.86           8.52           -             8.49        9.58
              Maximum                                     16.39          16.39       13.65            11.99       16.76
              Minimum                                      6.47           6.47           -             7.35        7.12

ROEB          Roebling Financial Corp, Inc. (MHC)          8.59           8.59           -             8.24        9.15

              Variance to the Comparable Median           (0.27)          0.07           -            (0.25)      (0.43)


Sources: SNL and Offering Circular Data, FinPro Computations

         Capitalization  - The Comparable  Group's median equity to assets ratio
         --------------
         of 8.86% is slightly higher than the Bank's ratio of 8.59%. The Bank's pro forma equity to assets ratio is projected to be 14.59% at the midpoint of the valuation range.

         Intangible Levels - One factor  influencing  market values is the level
         -----------------
         of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. The Bank does not have any intangibles. Four of the Comparables have some level of intangibles.

Conversion Valuation Appraisal Report                                   Page: 38
================================================================================


The asset quality of an institution is an important determinant of market value. The investment community considers levels of nonperforming loans, Real Estate Owned ("REO") and levels of Allowance for Loan and Lease Losses ("ALLL") in assessing the attractiveness of investing in the common stock of an institution.


                         FIGURE 29 - ASSET QUALITY TABLE

                                                                   Asset Quality for the Most Recent Quarter
                                                      -----------------------------------------------------------------------
                                                         NPLs/    Reserves/       NPAs/       NPAs/    Reserves/   Reserves/
                                                         Loans         NPLs      Assets      Equity        Loans   NPAs + 90
   Ticker     Short Name                                    (%)          (%)         (%)         (%)          (%)         (%)
-----------------------------------------------------------------------------------------------------------------------------
                  Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp             0.08       606.25        0.11        0.66         0.51      334.48
CEBK          Central Bancorp, Inc.                          -           NM           -           -         0.99          NM
ESBK          Elmira Savings Bank, FSB                    0.52       212.78        0.36        4.78         1.10      186.73
HIFS          Hingham Institution for Savings             0.05           NM        0.04        0.41         0.82          NM
LARL          Laurel Capital Group, Inc.                  1.02       115.85        0.58        6.37         1.18      115.06
LSBX          LSB Corporation                             0.05           NM        0.02        0.19         1.93          NM
MFLR          Mayflower Co-operative Bank                    -           NM           -           -         1.21          NM
MYST          Mystic Financial, Inc.                      0.71       131.20        0.50        7.73         0.94      131.20
PHSB          PHSB Financial Corp.                          NA           NA          NA          NA         1.06      582.61
WSB           Washington Savings Bank, F.S.B. (The)         NA           NA          NA          NA         0.61          NA
WVFC          WVS Financial Corp.                           NA           NA          NA          NA         1.72          NA
-----------------------------------------------------------------------------------------------------------------------------
              Average                                     0.30       266.52        0.20        2.52         1.10      270.02
              Median                                      0.07       171.99      0.0750        0.54         1.06      186.73
              Maximum                                     1.02       606.25        0.58        7.73         1.93      582.61
              Minimum                                        -       115.85           -           -         0.51      115.06

ROEB          Roebling Financial Corp, Inc. (MHC)         0.20       407.50        0.14        1.60         0.83      407.50

              Variance to the Comparable Median           0.14       235.51        0.07        1.06        (0.23)     220.77


Sources:  SNL and Offering Circular Data, FinPro Computations

The Bank's level of nonperforming loans ("NPL") to total loans, at 0.20% is above the Comparable Group median at 0.07%. The Bank had a nonperforming assets to assets ratio of 0.14%, is above the Comparable median of 0.08%. The Bank's reserve level, 0.83% of total loans, is below the Comparable median of 1.06% of loans.

Conversion Valuation Appraisal Report                                   Page: 39
================================================================================


--------------------------------------------------------------------------------
Positive                        Neutral                  Negative
--------------------------------------------------------------------------------

Higher Deposits to Assets                                Lower Assets

Higher Loans to Assets                                   Higher NPAs

Higher Pro Forma Capital                                 Lower ALLL to Loans



The Bank has a more favorable asset and liability mix relative to the Comparable Group. The Bank's current capital levels are below the Comparable Group, but will be substantially higher after the conversion. The Bank's ability to leverage the newly raised capital will be discussed in the profitability section. The Bank has higher NPAs, but lower reserves. Taken collectively a slight upward adjustment is warranted.

Conversion Valuation Appraisal Report                                   Page: 40
================================================================================


------------------------------------
       BALANCE SHEET GROWTH
------------------------------------



Relative to the Comparable median, the Bank is experiencing slightly lower deposit growth, but higher loan growth.

                      FIGURE 30 - BALANCE SHEET GROWTH DATA

                                               Balance Sheet Growthfor the Most Recent Quarter
                                               -----------------------------------------------
                                                              Asset        Loan     Deposit
                                                             Growth      Growth      Growth
                                                               Rate        Rate        Rate
   Ticker     Short Name                                        (%)         (%)         (%)
----------------------------------------------------------------------------------------------
                   Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp                 (1.98)      11.33        0.92
CEBK          Central Bancorp, Inc.                           10.28       (1.96)      12.30
ESBK          Elmira Savings Bank, FSB                        14.13       (2.24)      17.10
HIFS          Hingham Institution for Savings                  4.54        8.17       10.51
LARL          Laurel Capital Group, Inc.                      (1.95)      20.84       (1.81)
LSBX          LSB Corporation                                 13.66       14.06       12.25
MFLR          Mayflower Co-operative Bank                     (9.35)      14.39      (16.23)
MYST          Mystic Financial, Inc.                          (5.44)       8.27        1.69
PHSB          PHSB Financial Corp.                             2.01      (10.04)       7.24
WSB           Washington Savings Bank, F.S.B. (The)            3.08       38.33      (15.60)
WVFC          WVS Financial Corp.                            (16.41)      (8.59)     (28.05)
----------------------------------------------------------------------------------------------
              Average                                          1.14        8.41        0.03
              Median                                           2.01        8.27        1.69
              Maximum                                         14.13       38.33       17.10
              Minimum                                        (16.41)     (10.04)     (28.05)

ROEB          Roebling Financial Corp, Inc. (MHC)             (0.59)      12.32        1.45

              Variance to the Comparable Median               (260)        4.05       (0.24)

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                                   Page: 41
================================================================================


--------------------------------------------------------------------------------
Positive                        Neutral           Negative
--------------------------------------------------------------------------------

Higher Loan Growth                                Lower Asset Growth

                                                  Slightly Lower Deposit Growth


Collectively, these factors warrant a modest downward adjustment.

Conversion Valuation Appraisal Report                                   Page: 42
================================================================================


-------------------------------------------
EARNINGS QUALITY, PREDICTABILITY AND GROWTH
-------------------------------------------

The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

        o        net interest income
        o        loan loss provision
        o        non-interest income
        o        non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Investors are focusing on earnings sustainability as interest rate volatility has caused a wide variation in income levels. With the intense competition for both assets and deposits, banks cannot easily replace lost spread and margin with balance sheet growth.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                                   Page: 43
================================================================================


The Bank's net income and ROAA have trended downward since the twelve months ended September 30, 2002. The declining trend is a function of declining noninterest income combined with higher noninterest expense.


                          FIGURE 31 - NET INCOME CHART

                        [BAR GRAPH WITH FOLLOWING DATA]


                                9/01    9/02    9/03    3/04
                                ----    ----    ----    ----

Net income (in thousands)       $387    $582    $559    $478
ROAA                            0.62%   0.76%   0.65%   0.54%


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                                   Page: 44
================================================================================


The Bank is less profitable than the Comparable median ROAA and ROAE. The Bank's higher capitalization following the offering is expected to reduce return on equity for the near term. On a pro forma basis, the Bank's ROAA and ROAE are 0.51% and 3.49%, respectively.

                         FIGURE 32 - PROFITABILITY DATA

                                                            Profitability for the Most Recent Quarter
                                                            -----------------------------------------

                                                                  Return on    Return on
                                                                 Avg Assets   Avg Equity
   Ticker     Short Name                                                 (%)          (%)
-----------------------------------------------------------------------------------------
                 Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp                          0.78         4.74
CEBK          Central Bancorp, Inc.                                    0.20         2.25
ESBK          Elmira Savings Bank, FSB                                 0.85        10.91
HIFS          Hingham Institution for Savings                          1.16        13.43
LARL          Laurel Capital Group, Inc.                               0.57         6.32
LSBX          LSB Corporation                                          0.66         5.68
MFLR          Mayflower Co-operative Bank                              0.95        11.36
MYST          Mystic Financial, Inc.                                   0.52         8.34
PHSB          PHSB Financial Corp.                                     1.00         7.27
WSB           Washington Savings Bank, F.S.B. (The)                    1.91        18.33
WVFC          WVS Financial Corp.                                      0.45         6.19
-----------------------------------------------------------------------------------------
              Average                                                  0.82         8.62
              Median                                                   0.78         7.27
              Maximum                                                  1.91        18.33
              Minimum                                                  0.20         2.25

ROEB          Roebling Financial Corp, Inc. (MHC)                      0.54         6.52

              Variance to the Comparable Median                       (0.24)       (0.75)

Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                                   Page: 45
================================================================================


                        FIGURE 33 - INCOME STATEMENT DATA

                                                                     Income Statement for the Most Recent Quarter
                                             ---------------------------------------------------------------------------------------
                                             Yield on                 Net      Net Noninterest  Noninterest
                                             Ave Earn  Cost of   Interest Interest     Income/     Expense/  Efficiency    Overhead
                                               Assets    Funds     Spread   Margin  Avg Assets   Avg Assets       Ratio       Ratio
Ticker   Short Name                               (%)      (%)        (%)      (%)         (%)          (%)         (%)         (%)
------------------------------------------------------------------------------------------------------------------------------------
            Comparable Thrift Data
ALFC    Atlantic Liberty Financial Corp          5.78     1.76       4.02     4.30        0.27         2.96       67.77       65.63
CEBK    Central Bancorp, Inc.                      NA       NA         NA     3.30        0.20         2.99       89.09       88.40
ESBK    Elmira Savings Bank, FSB                 5.46     2.09       3.37     3.67        0.79         2.95       68.26       61.11
HIFS    Hingham Institution for Savings          5.36     2.15       3.21     3.52        0.30         1.89       51.50       47.18
LARL    Laurel Capital Group, Inc.               4.65     2.32       2.33     2.59        0.45         2.08       67.54       61.57
LSBX    LSB Corporation                            NA       NA         NA     2.97        0.27         2.27       71.70       69.03
MFLR    Mayflower Co-operative Bank              5.19     1.74       3.45     3.50        0.50         2.67       70.64       66.18
MYST    Mystic Financial, Inc.                   5.14     2.10       3.04     3.25        0.27         2.65       77.87       76.00
PHSB    PHSB Financial Corp.                       NA       NA         NA     2.63        0.29         2.25       78.20       75.74
WSB     Washington Savings Bank,
          F.S.B. (The)                             NA       NA         NA     4.73        1.35         2.74       46.14       30.30
WVFC    WVS Financial Corp.                        NA       NA         NA     1.34        0.16         0.88       59.38       54.48
------------------------------------------------------------------------------------------------------------------------------------
        Average                                  5.26     2.03       3.24     3.25        0.44         2.39       68.01       63.24
        Median                                   5.28     2.10       3.29     3.30        0.29         2.65       68.26       65.63
        Maximum                                  5.78     2.32       4.02     4.73        1.35         2.99       89.09       88.40
        Minimum                                  4.65     1.74       2.33     1.34        0.16         0.88       46.14       30.30

ROEB    Roebling Financial Corp, Inc. (MHC)      5.08     1.34       3.74     3.98        0.51         3.30       77.05       73.92

        Variance to the Comparable Median       (0.20)   (0.76)      0.45     0.68        0.22         0.65        8.79        8.29

Sources:  SNL and Offering Circular Data, FinPro Computations

The Bank's net interest margin is 68 basis points above the Comparable Group median. The Bank's noninterest income is 22 basis points higher and the Bank's noninterest expense is 65 basis points higher.

The Bank's efficiency ratio of 77.05% is higher than the Comparable median of 68.26%.

On a forward looking basis, after the conversion the Bank's operating expenses are expected to rise as a result of the stock benefit plans and additional costs of being a public company. At the same time, the Bank will have additional capital to deploy and leverage.

Conversion Valuation Appraisal Report                                   Page: 46
================================================================================


--------------------------------------------------------------------------------
Positive                         Neutral              Negative
--------------------------------------------------------------------------------

Higher Noninterest Income                             Lower ROAA

Lower Cost of Funds                                   Lower ROAE

Higher Net Margin                                     Higher Noninterest Expense

                                                      Lower Yield on Assets

                                                      Higher Efficiency Ratio

                                                      Higher Overhead Ratio


The Bank is less profitable than the Comparables. The Bank has been experiencing a downward trend in earnings since 2002. The Bank has advantages in noninterest income and net interest margin, but also has a disadvantage in noninterest expense. The Bank's efficiency ratio is above the Comparable Group. Taken collectively, a slight downward adjustment is warranted for this factor.

Conversion Valuation Appraisal Report                                   Page: 47
================================================================================


------------------------------------
         MARKET AREA
------------------------------------


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. The location of an institution will have an impact on the trading value of an institution, as many analysts compare the pricing of institutions relative to a state or regional multiples in investor presentations.

Specifics on the Bank's markets were delineated in Section 2 - Market Area Analysis. The following figure compares the demographic and competitive data for the counties serviced by the Bank, to the county data of the Comparable Group members.

                          FIGURE 34 - MARKET AREA DATA

                                                                                                   Pop.                Per
                                                                Pop. Per                         Density              Capita  Market
                                                  No. Branches   Branch  Pop. Growth Pop. Growth   2002   Unemp. Rate Income  Share
                                                    June 2003    2003     2000-2002   2002-2007  (per sq.  Mar. 2003  $2,002   2003
Institution Name                County      State   (actual)   (actual)      (%)         (%)       mile)      (%)      ($)      (%)

Atlantic Liberty Financial      Kings       NY         343      7,227       0.55        1.75      35,108     8.80    $19,170   0.38
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    7,227       0.55        1.75      35,108     8.80    $19,170

Central Bancorp Inc.            Middlesex   MA         640      2,301       0.48        1.42       1,788     4.40    $37,824   0.74
Central Bancorp Inc.            Suffolk     MA         293      2,367       0.54        1.42      11,852     5.30    $30,580   0.00
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,301       0.48        1.42      1,788      4.40    $37,824

Elmira Savings Bank             Chemung     NY          36      2,492      -1.49       -3.56       220       7.50    $19,726   17.41
Elmira Savings Bank             Tioga       PA          23      1,806       0.38        0.83        37       6.20    $16,540   2.67
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,452      -1.38       -3.30       209       7.42    $19,538

Hingham Instit. for Savings     Norfolk     MA         310      2,106       0.39        1.31     1,634       4.40    $36,972   0.28
Hingham Instit. for Savings     Plymouth    MA         187      2,561       1.27        3.29       725       5.80    $27,825   2.84
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,484       1.12        2.96       878       5.56    $29,365

Laurel Capital Group Inc.       Allegheny   PA         667      1,895      -1.37       -3.25     1,731       5.20    $26,504   0.53
Laurel Capital Group Inc.       Butler      PA          91      1,945       1.66        4.47       224       6.00    $21,847   1.70
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    1,904      -0.86       -1.97     1,481       5.33    $25,730

LSB Corp.                       Essex       MA         329      2,219       0.93        2.55     1,458       6.40    $30,850   1.80
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,219       0.93        2.55     1,458       6.40    $30,850

Mayflower Co-operative Bank     Plymouth    MA         187      2,561       1.27        3.29       725       5.80    $27,825   2.13
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,561       1.27        3.29       725       5.80    $27,825

Mystic Financial Inc.           Middlesex   MA         640      2,301       0.48        1.42     1,788       4.40    $37,824   0.88
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,301       0.48        1.42     1,788       4.40    $37,824

PHSB Financial Corp.            Beaver      PA         103      1,737      -1.37       -3.09       412       6.40    $20,810   8.23
PHSB Financial Corp.            Lawrence    PA          50      1,870      -1.21       -2.63       259       7.80    $17,280   0.92
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    1,749      -1.35       -3.05       398       6.53    $20,491

Washington Savings Bank FSB     Anne        MD         206      2,447       2.93        6.90     1,212       3.30    $31,332   1.68
                                Arundel
Washington Savings Bank FSB     Charles     MD          47      2,666       3.93        9.08       272       2.80    $25,747   6.88
Washington Savings Bank FSB     Prince
                                Georges     MD         239      3,421       2.00        4.79     1,684       4.10    $26,461   0.69
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,782       3.04        7.12     1,004       3.33    $28,064

WVS Financial Corp.             Allegheny   PA         667      1,895      -1.37       -3.25     1,731       5.20    $26,504   0.35
WVS Financial Corp.             Butler      PA          91      1,945       1.66        4.47       224       6.00    $21,847   1.01
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    1,903      -0.90       -2.07     1,501       5.32    $25,792

Comparable Median                                               2,301       0.48        1.42     1,458       5.56     27,825
Roebling Financial Corp. (MHC)  Burlington  NJ         216      1,987       1.39        3.40       534       4.50    $29,244   0.88
Roebling Financial Corp. (MHC)  Ocean       NJ         250      2,091       2.30        5.97       821       5.70    $24,409   0.27
------------------------------------------------------------------------------------------------------------------------------------
Deposit Weighted Market Data                                    2,024       1.71        4.31       636       4.93    $27,521



Sources: SNL, Claritas, FinPro Calculations, US Bureau of Labor Statistics

Conversion Valuation Appraisal Report                                   Page: 48
================================================================================


--------------------------------------------------------------------------------
Positive                         Neutral             Negative
--------------------------------------------------------------------------------

Higher Population Growth                             Lower Population Density

Lower Unemployment                                   Lower Income Levels


The Bank's market area is experiencing and is projected to continue to experience population growth which exceeds the Comparable Group's median market area. The Bank's markets have substantially lower population density. Unemployment levels are lower in the Bank's markets, indicating stronger economic conditions. Per capita income levels are lower in the Bank's markets. Based upon these factors, no adjustment is warranted for market area.

Conversion Valuation Appraisal Report                                   Page: 49
================================================================================


------------------------------------
         CASH DIVIDENDS
------------------------------------


The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or oversubscribing without the need for the additional enticement of dividends. After the conversion is another issue, however. Pressures on ROAE and on internal rate of returns to investors prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in managing equity. Recent tax code changes have made cash dividends more attractive to investors.

                            FIGURE 35 - DIVIDEND DATA

                                                          Dividends
                                                    -----------------------
                                                      Current LTM Dividend
                                                     Dividend       Payout
                                                        Yield        Ratio
   Ticker     Short Name                                   ($)          (%)
---------------------------------------------------------------------------
                 Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp            1.28        24.42
CEBK          Central Bancorp, Inc.                      1.39        25.53
ESBK          Elmira Savings Bank, FSB                   2.30        31.47
HIFS          Hingham Institution for Savings            1.77        29.07
LARL          Laurel Capital Group, Inc.                 3.76        86.96
LSBX          LSB Corporation                            3.39        50.00
MFLR          Mayflower Co-operative Bank                2.67        42.11
MYST          Mystic Financial, Inc.                     1.59        39.52
PHSB          PHSB Financial Corp.                       4.21       105.77
WSB           Washington Savings Bank, F.S.B. (The)      2.58        20.56
WVFC          WVS Financial Corp.                        3.55        67.37
---------------------------------------------------------------------------
              Average                                    2.59        47.53
              Median                                     2.58        39.52
              Maximum                                    4.21       105.77
              Minimum                                    1.28        20.56

ROEB          Roebling Financial Corp, Inc. (MHC)           -            -

              Variance to the Comparable Median         (2.58)      (39.52)


Sources:  SNL and Offering Circular Data, FinPro Computations

Conversion Valuation Appraisal Report                                   Page: 50
================================================================================


All Comparable institutions had declared cash dividends. The median dividend payout ratio for the Comparable Group was 39.52%, ranging from a high of 105.77% to a low of 20.56%. The Bank, on a pro forma basis (at the mid point of the value range) will have an equity to assets ratio of 14.59%. The Bank will have adequate capital and profits to pay cash dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                                   Page: 51
================================================================================


------------------------------------
      LIQUIDITY OF THE ISSUE
------------------------------------


The Comparable Group is by definition composed only of companies that trade in the public markets with all of the Comparables trading on NASDAQ or AMEX. Typically, the number of shares outstanding and the market capitalization provide an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

                     FIGURE 36 - MARKET CAPITALIZATION DATA

                                                                                        Market Data
                                                   ----------------------------------------------------------------------------
                                                                                                       Publicly       Tangible
                                                     Market       Price        Price       Price       Reported   Publicly Rep
                                                      Value   Per Share         High         Low     Book Value     Book Value
   Ticker     Short Name                                 ($)         ($)          ($)         ($)            ($)            ($)
-------------------------------------------------------------------------------------------------------------------------------
                 Comparable Thrift Data
ALFC          Atlantic Liberty Financial Corp         29.70       18.73        20.30       16.48          16.54          16.54
CEBK          Central Bancorp, Inc.                   57.50       34.52        38.00       34.00          26.10          24.76
ESBK          Elmira Savings Bank, FSB                33.80       33.10        33.13       29.55          21.90          21.38
HIFS          Hingham Institution for Savings         84.70       40.70        43.60       39.00          20.29          20.29
LARL          Laurel Capital Group, Inc.              40.90       21.26        25.00       20.55          14.29          12.34
LSBX          LSB Corporation                         66.20       15.36        18.12       15.00          12.96          12.96
MFLR          Mayflower Co-operative Bank             30.70       15.00        19.45       14.67           8.73           8.68
MYST          Mystic Financial, Inc.                  45.20       28.89        32.99       28.10          18.96          18.96
PHSB          PHSB Financial Corp.                    55.20       19.00        25.49       17.60          16.29          16.29
WSB           Washington Savings Bank, F.S.B. (The)   67.80        9.32        10.80        8.76           6.10           6.10
WVFC          WVS Financial Corp.                     44.70       18.04        19.75       17.35          11.83          11.83
-------------------------------------------------------------------------------------------------------------------------------
              Average                                 50.58       23.08        26.06       21.91          15.82          15.47
              Median                                  45.20       19.00        25.00       17.60          16.29          16.29
              Maximum                                 84.70       40.70        43.60       39.00          26.10          24.76
              Minimum                                 29.70        9.32        10.80        8.76           6.10           6.10

ROEB          Roebling Financial Corp, Inc. (MHC)     13.75       37.00        40.50       29.00          17.66          17.66

              Variance to the Comparable Median      (31.45)      18.00        15.50       11.40           1.37           1.37


Sources:  SNL and Offering Circular Data, FinPro Computations


The market capitalization values of the Comparable Group range from a low of $29.7 million to a high of $84.7 million with a median market capitalization of $45.2 million. The Bank expects to have $13.8 million of market capital at the midpoint on a pro forma basis.

The Bank is expecting to have a lower level of trading liquidity following the offering due to the small size of the offering. As such, a moderate downward adjustment is warranted.

Conversion Valuation Appraisal Report                                   Page: 52
================================================================================


------------------------------------
     RECENT REGULATORY MATTERS
------------------------------------


Regulatory matters influence the market for thrift conversions. Recently, the OTS has issued revised rules on conversions. The major emphasis of the revised rules is to make MHCs more attractive.

The OTS allows for dividend waivers without any dilution to the minority shareholders. The OTS relaxed its repurchase restrictions after the first year, and now allows for additional benefits to insiders when the minority issuance is less than 49.00%. Offsetting these factors is the OTS prohibition of mergers within three years of conversion. None of these factors will impact fully converted institutions.

Taken collectively, no adjustment for this factor is warranted as both the Bank and the Comparables will operate in the same ownership structure and will be supervised in the same regulatory environment.

Conversion Valuation Appraisal Report                                   Page: 53
================================================================================


------------------------------------
           MANAGEMENT
------------------------------------


The Bank has developed a good management team with considerable banking experience. The Bank's organizational chart is reasonable for an institution of its size and complexity. The Board is active and oversees and advises on all key strategic and policy decisions and holds the management to high performance standards.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                                   Page: 54
================================================================================


------------------------------------
      SUBSCRIPTION INTEREST
------------------------------------


                       FIGURE 37 - SECOND STEP CONVERSIONS

                                                                    -------------------------------
                                                                       Percent Change from IPO
                                                                    -------------------------------
Ticker        Short Name                                   IPO Date  After 1 Day           To Date
---------------------------------------------------------------------------------------------------
PBCP          Provident Bank                             01/15/2004        15.00              4.40
SYNF          Synergy Bank                               01/21/2004        10.90             (7.80)

              -------------------------------------------------------------------------------------
2004          Average                                                      12.95             (1.70)
              Median                                                       12.95             (1.70)
              -------------------------------------------------------------------------------------

SFFS          Sound FS&LA                                01/07/2003        10.00             30.80
WAYN          Wayne Savings Community Bank               01/09/2003        12.00             56.00
FNFG          First Niagara Bank                         01/21/2003        12.70             25.60
JFBI          Jefferson FS&LA                            07/02/2003        23.90             21.90
BKMU          Bank Mutual                                10/30/2003        17.80              3.50

              -------------------------------------------------------------------------------------
2003          Average                                                      15.28             27.56
              Median                                                       12.70             25.60
              -------------------------------------------------------------------------------------

WGBC          Willow Grove Bank                          04/04/2002         9.50             52.90
BRKL          Brookline Savings Bank                     07/10/2002        10.60             46.40
CSBC          Citizens South Bank                        10/01/2002        (0.50)            28.70

              -------------------------------------------------------------------------------------
2002          Average                                                       6.53             42.67
              Median                                                        9.50             46.40
              -------------------------------------------------------------------------------------

FFFL          Fidelity Federal Bank and Trust            05/15/2001        22.31            247.80
PHSB          Peoples Home Savings Bank                  12/21/2001        22.40             90.00

              -------------------------------------------------------------------------------------
2001          Average                                                      22.36            168.90
              Median                                                       22.36            168.90
              -------------------------------------------------------------------------------------


              -------------------------------------------------------------------------------------
1/1/2001 to   Average                                                      13.88             50.02
38133         Median                                                       12.35             29.75
              -------------------------------------------------------------------------------------

Source:  SNL Securities

There have been two second step conversions completed year to date, and five in 2003. All seven have experienced a moderate first day price "pop". As second step conversions have historically been priced at premiums to similar time frame standard conversions, there has been less room for aftermarket price appreciation.

Conversion Valuation Appraisal Report                                   Page: 55
================================================================================


               FIGURE 38 - RECENT STANDARD CONVERSION PERFORMANCE

                                                                            --------------------------------
                                                                                Percent Change from IPO
                                                                            --------------------------------
Ticker         Short Name                                          IPO Date      After 1 Day        To Date
------------------------------------------------------------------------------------------------------------

NABC           New Haven Savings Bank                            04/02/2004            52.00          44.60
SEFL           St. Edmond's FSB                                  05/06/2004            (1.50)         (4.00)
               ---------------------------------------------------------------------------------------------
Q2'04          Average                                                                 25.25          20.30
               Median                                                                  25.25          20.30
               ---------------------------------------------------------------------------------------------
2004 YTD       Average                                                                 25.25          20.30
               Median                                                                  25.25          20.30
               ---------------------------------------------------------------------------------------------
RPFG           Rainier Pacific Savings Bank                      10/21/2003            69.90          59.90
KNBT           Keystone Nazareth Bank & Trust Co.                11/03/2003            68.80          67.00
               ---------------------------------------------------------------------------------------------
Q4'03          Average                                                                 69.35          63.45
               Median                                                                  69.35          63.45
               ---------------------------------------------------------------------------------------------
RFBK           Rantoul First Bank                                04/02/2003            15.10          64.50
CFBC           Community First Bank                              06/27/2003            20.00          50.00
               ---------------------------------------------------------------------------------------------
Q2'03          Average                                                                 17.55          57.25
               Median                                                                  17.55          57.25
               ---------------------------------------------------------------------------------------------
CCFC           Clay County S&LA                                  01/09/2003            20.00          27.50
PFS            Provident Bank                                    01/16/2003            55.00          80.20
               ---------------------------------------------------------------------------------------------
Q1'03          Average                                                                 37.50          53.85
               Median                                                                  37.50          53.85
               ---------------------------------------------------------------------------------------------
2003           Average                                                                 41.47          58.18
               Median                                                                  37.50          62.20
               ---------------------------------------------------------------------------------------------
TONE           TierOne Bank                                      10/02/2002            38.00         113.10
ALFC           Atlantic Liberty Savings                          10/23/2002            30.20          87.30
               ---------------------------------------------------------------------------------------------
Q4'02          Average                                                                 34.10         100.20
               Median                                                                  34.10         100.20
               ---------------------------------------------------------------------------------------------
FPTB           Pacific Trust Bank                                08/23/2002            18.58          80.00
MCBF           Monarch Community Bank                            08/30/2002            16.80          30.00
               ---------------------------------------------------------------------------------------------
Q3'02          Average                                                                 17.69          55.00
               Median                                                                  17.69          55.00
               ---------------------------------------------------------------------------------------------
RSVB           Mt. Troy Savings Bank                             04/08/2002            25.00          82.50
               ---------------------------------------------------------------------------------------------
Q2'02          Average                                                                 25.00          82.50
               Median                                                                  25.00          82.50
               ---------------------------------------------------------------------------------------------
HRGB           Heritage Savings Bank                             02/26/2002            20.50         158.70
               ---------------------------------------------------------------------------------------------
Q1'02          Average                                                                 20.50         158.70
               Median                                                                  20.50         158.70
               ---------------------------------------------------------------------------------------------
2002           Average                                                                 24.85          91.93
               Median                                                                  22.75          84.90
               ---------------------------------------------------------------------------------------------
PBNC           Peoples Federal Savings Bank                      10/12/2001            21.50          95.00
CSFC           Michigan City Savings and Loan Association        12/28/2001            20.00         160.00
AFBA           Allied First Bank                                 12/31/2001            20.00          56.00
               ---------------------------------------------------------------------------------------------
Q4'01          Average                                                                 20.50         103.67
               Median                                                                  20.00          95.00
               ---------------------------------------------------------------------------------------------
GLBP           Globe Homestead Federal                           07/10/2001            13.12          56.50
               ---------------------------------------------------------------------------------------------
Q3'01          Average                                                                 13.12          56.50
               Median                                                                  13.12          56.50
               ---------------------------------------------------------------------------------------------
FBTC           First Bank & Trust                                04/19/2001            13.20          25.10
CFSL           Chesterfield FS&LA of Chicago                     05/02/2001            36.50         182.00
BAFI           Affiliated Bank                                   06/01/2001             0.00         210.00
               ---------------------------------------------------------------------------------------------
Q2'01          Average                                                                 16.57         139.03
               Median                                                                  13.20         182.00
               ---------------------------------------------------------------------------------------------
CTZN           Citizens First Savings Bank                       03/07/2001            38.10         130.00
BUCS           BUCS Federal                                      03/15/2001            30.00         160.00
               ---------------------------------------------------------------------------------------------
Q1'01          Average                                                                 34.05         145.00
               Median                                                                  34.05         145.00
               ---------------------------------------------------------------------------------------------
               Average                                                                 21.38         119.40
               Median                                                                  20.00         130.00
               ---------------------------------------------------------------------------------------------
1/1/2001 to    Average                                                                 21.38         119.40
5/26/04        Median                                                                  20.00         130.00
               ---------------------------------------------------------------------------------------------

Source:  SNL Securities, FinPro calculations

Conversion Valuation Appraisal Report                                   Page: 56
================================================================================


As the prior two tables highlight, recent standard conversions have experienced a greater after-market increases than second step conversions. The recent price appreciation warrants a moderate upward adjustment.

Conversion Valuation Appraisal Report                                   Page: 57
================================================================================


------------------------------------
      VALUATION ADJUSTMENTS
------------------------------------


Relative to the Comparables, the following adjustments need to be made to the Bank's pro forma market value.


Valuation Factor                                            Valuation Adjustment
--------------------------------------------------------------------------------

Financial Condition                                          Slight Upward

Balance Sheet Growth                                         Modest Downward

Earnings Quality, Predictability and Growth                  Slight Downward

Market Area                                                  No Adjustment

Dividends                                                    No Adjustment

Liquidity of the Issue                                       Moderate Downward

Recent Regulatory Matters                                    No Adjustment



Additionally, the following adjustment should be made to the Bank's market value.

Valuation Factor                                            Valuation Adjustment
--------------------------------------------------------------------------------

Management                                                   No Adjustment

Subscription Interest                                        Moderate Upward

Conversion Valuation Appraisal Report                                   Page: 58
================================================================================


6.  Valuation

In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro forma market value approach, four key pricing multiples were considered. The three multiples include:

         Price to earnings ("P/E")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in
Exhibit 10.


-------------------------------------------------
DISCUSSION OF WEIGHT GIVEN TO VALUATION MULTIPLES
-------------------------------------------------



To ascertain the pro forma estimated market value of the Bank, the market multiples for the Comparable Group were utilized. As a secondary check, all New Jersey public thrifts, all publicly traded thrifts and the recent (2001 to date) and historical standard conversions were assessed. The multiples for the Comparable Group, all publicly traded thrifts, and New Jersey publicly traded thrifts are shown in Exhibit 7.

         Price to Earnings - According to the OTS  Appraisal  Guidelines:  "When
         -----------------
         both the converting institution and the comparable companies are recording "normal" earnings. A P/E approach may be the simplest and most direct method of valuation. When earnings are low or negative, however, this approach may not be appropriate and the greater consideration should be given to the P/BV approach." In this particular case, the Bank's earnings are "normal". As a basis for comparison, the price to core earnings was utilized for both the Bank and the Comparable Group to eliminate any nonrecurring items. As such, this approach is applicable, meaningful and appropriate in this appraisal.

Conversion Valuation Appraisal Report                                   Page: 59
================================================================================


         Price to  Book/Price  to Tangible Book - According to the OTS Appraisal
         --------------------------------------
         Guidelines: "The P/BV approach works best when the converting institution and the Comparables have a normal amount of book value. The P/BV approach could seriously understate the value of an institution that has almost no book value but has an outstanding future earnings potential. For converting institutions with high net worth, the appraiser may have difficulty in arriving at a pro forma market value because of pressure placed on the P/E multiple as higher P/BV levels are required to reflect a similar P/BV ratio as the peer group average. The P/BV approach also suffers from the use of historical cost accounting data."

         Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B is utilized frequently as the benchmark for market value. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Initially following conversion, FinPro feels that thrifts often trade on a price to tangible book basis. Currently, the Bank and the Comparable Group have normal levels of capital, however, after the conversion the Bank is expected to have a higher level of capital.

         Price to Assets -  According  to the OTS  Appraisal  Guidelines:  "This
         ---------------
         approach remedies the problems of a small base that can occur with the P/BV approach, but the approach has many of the other limitations of the latter approach (the P/BV approach)." FinPro places little weight on this valuation approach due to the lack of consideration of asset and funding mixes and the resulting earnings impact.

In conclusion, in estimating the market value for the Bank, the most weight was placed on the P/TB approach followed closely by the P/E approach. The P/B was given much less weight and the P/A ratio was not given much weight at all.

Conversion Valuation Appraisal Report                                   Page: 60
================================================================================


------------------------------------
        EVALUATION OF THE
         EXCHANGE RATIO
------------------------------------


In a second step, the appraisal must equally weigh the fairness of the value to both the existing minority shareholders, as well as new equity investors. These interests are at odds as the existing shareholders desire a higher value and thus a higher exchange ratio, while the new equity investors desire a lower value. This valuation gave equal weight to both the existing minority shareholders and the new investors.

FinPro's estimated value range was designed to provide standard conversion pricing at the low end of the estimated value range, while accounting for the exchange of the minority shareholders at the high end of the range.

The Bank's stock closed at $37.00 per share on May 26, 2004. This would equal an exchange ratio of 3.70, which is between the midpoint and the maximum of the estimated value range. If the offering were to close with an exchange ratio below 3.70, existing shareholders could see their value diluted. However, the second step would benefit the minority shareholders in the form of increased liquidity, the addition of an exit strategy and book value accretion.

With this estimated value range, FinPro will let the market decide whether the Bank should be priced closer to standard conversions at the low end of the estimated value range or closer to the exchange value at the high end of the range.

Conversion Valuation Appraisal Report                                   Page: 61
================================================================================


-----------------------------------------
OFFERING VALUE IN RELATION TO COMPARABLES
-----------------------------------------


Based upon the premiums and discounts defined in the section above, the Bank pricing at the midpoint is estimated to be $13,750,000. Based upon a range below and above the midpoint value, the relative values are $11,687,500 at the minimum and $15,812,500 at the maximum, respectively. At the super maximum of the estimated value range, the offering value would be $18,184,380.

At the various levels of the estimated value range, the full offering would result in the following offering data:

                     FIGURE 39 - VALUE RANGE - FULL OFFERING

--------------------------------------------------------------------------------
                                 Total Shares        Price           Total
Conclusion                          Shares         Per Share         Value
--------------------------------------------------------------------------------

Appraised Value - Midpoint          1,375,000         $ 10      $ 13,750,000

Range:
  - Minimum                         1,168,750         $ 10        11,687,500
  - Maximum                         1,581,250           10        15,812,500
  - Super Maximum                   1,818,438           10        18,184,380


Source:  FinPro Inc. Pro Forma Model

This equates to the following multiples:

                    FIGURE 40 - VALUE RANGE PRICING MULTIPLES

                                                ------------------------------------------------------------------------------
                                                   Bank             Comparables              State                  National
                                                ------------------------------------------------------------------------------
                                                                   Mean     Median       Mean     Median       Mean    Median

                                        Min           21.74
Price-Core Earnings Ratio P/E           Mid           26.32       21.15     19.00       19.36     17.90       21.01    16.55
-----------------------------           Max           29.41
                                       Smax           33.33

                                        Min          92.17%
Price-to-Book Ratio P/B                 Mid         100.70%      146.42%   151.10%     186.52%   178.10%     154.25%  142.65%
-----------------------                 Max         108.11%
                                       Smax         115.61%

                                        Min          92.17%
Price-to-Tangible Book Ratio P/TB       Mid         100.70%      149.64%   152.50%     190.00%   180.90%     168.13%  149.85%
---------------------------------       Max         108.11%
                                       Smax         115.61%

                                        Min          12.61%
Price-to-Assets Ratio P/A               Mid          14.69%       14.05%    13.68%      16.39%    17.00%      14.60%   13.82%
-------------------------               Max          16.71%
                                       Smax          19.00%

Source:  FinPro Inc. Pro Forma Model

Conversion Valuation Appraisal Report                                   Page: 62
================================================================================


    FIGURE 41 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA MIDPOINT

                                        ---------------------------------------------------------------------------
                                                                            Price Relative to
                                        ---------------------------------------------------------------------------
                                           Earnings     Core Earnings       Book        Tangible Book      Assets
-------------------------------------------------------------------------------------------------------------------
The Bank (at midpoint) Full Conversion        24.39          24.39          100.70%        100.70%         14.69%
-------------------------------------------------------------------------------------------------------------------
Comparable Group Median                       18.30          19.00          151.10%        152.50%         13.68%
-------------------------------------------------------------------------------------------------------------------
(Discount) Premium                            33.28%         28.37%         -33.36%        -33.97%          7.38%
-------------------------------------------------------------------------------------------------------------------

Source:  FinPro Calculations

Figure 41 illustrates that at the midpoint of the estimated valuation range the Bank is priced at a 28.37% premium to the Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 33.97% discount.



 FIGURE 42 - COMPARABLE PRICING MULTIPLES TO THE BANK'S PRO FORMA SUPER MAXIMUM

                                            ---------------------------------------------------------------------
                                                                     Price Relative to
                                            ---------------------------------------------------------------------
                                              Earnings      Core Earnings    Book        Tangible Book    Assets
-----------------------------------------------------------------------------------------------------------------
The Bank (at the supermax) Full Conversion       32.26            32.26    115.61%          115.61%       19.00%
-----------------------------------------------------------------------------------------------------------------
Comparable Group Median                          18.30            19.00    151.10%          152.50%       13.68%
-----------------------------------------------------------------------------------------------------------------
(Discount) Premium                              76.28%           69.79%    -23.49%          -24.19%       38.89%
-----------------------------------------------------------------------------------------------------------------


Source:  FinPro Calculations

Figure 42 illustrates that at the super maximum of the estimated valuation range the Bank is priced at a 69.79% premium to the Comparable median price to core earnings multiple. On a tangible book basis, the Bank is priced at a 24.19% discount.

Conversion Valuation Appraisal Report                                   Page: 63
================================================================================


------------------------------------------------
COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS
------------------------------------------------


As a secondary check FinPro reviewed the pro forma pricing multiples of the Bank relative to two other New Jersey thrift institutions. Farnsworth Bancorp ("Farnsworth") is a fully converted thrift institution locate in the Bank's general market area. Farnsworth is also comparable in size at $92.2 million in assets and has similar profitability levels. Farnsworth would be a perfect comparable if it was liquidly traded on a major exchange, which it is not. Synergy Financial Services ("Synergy") is a recent second step located in central New Jersey. Synergy is substantially larger than the Bank.

          FIGURE 43 - COMPARISON TO OTHER SELECTED THRIFT INSTITUTIONS

                                                               ---------------------------------------------------------------------
                                          Current      Current                       Current Price in Relation to
                                                               ---------------------------------------------------------------------
                                            Stock       Market                                                             Tangible
                                            Price        Value    Earnings   Core EPS  LTM EPS LTM Core EPS Book Value   Book Value
Ticker     Short Name                          ($)         ($M)         (x)        (x)      (x)         (x)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
FNSW       Farnsworth Bancorp, Inc.         17.00          8.8        20.2       22.4     14.5        18.9       134.0        134.0

SYNF       Synergy Financial Group, Inc.     9.22        114.8        23.1         NA       NA          NA       108.8        109.5


           Roebling - Minimum                             11.7          NA         NA     20.4        20.4        92.2         92.2
           Roebling - Midpoint                            13.8          NA         NA     24.4        24.4       100.7        100.7
           Roebling - Maximum                             15.8          NA         NA     27.8        27.8       108.1        108.1
           Roebling - Supermaximum                        18.2          NA         NA     32.3        32.3       115.6        115.6

Conversion Valuation Appraisal Report                                   Page: 64
================================================================================


------------------------------------
       VALUATION CONCLUSION
------------------------------------


The best indicator of an institutions value is the market, specifically the stock price. Trading as an MHC under the symbol ROEB, the stock has been between $23.00 and $40.00 during the period January 1, 2004 and to May 26, 2004. The Bank's current trading price is $37.00 per share. As the price is in the range, it is indicative that the range is appropriate.

It is, therefore, our opinion that as of May 26, 2004, the estimated pro forma market value of the Bank in a full offering was $13,750,000 at the midpoint of a range with a minimum of $11,687,500 to a maximum of $15,812,500 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or super maximum value in a full offering is $18,184,380. The stock will be issued at $10.00 per share. At the midpoint of the EVR, 632,795 shares will be exchanged and 742,205 conversion shares will be issued based on an exchange ratio of 3.2292.

                            -----------------------------------------------------------------
                                                    Appraised Value
                            -----------------------------------------------------------------
Conclusion                        Minimum        Midpoint         Maximum      Super Maximum*
                            -----------------------------------------------------------------
Total Shares                    1,168,750       1,375,000       1,581,250       1,818,438
Price Per Share               $        10     $        10     $        10     $        10
Full Conversion Value         $11,687,500     $13,750,000     $15,812,500     $18,184,380
Exchange Shares                   537,872         632,795         727,718         836,887
Exchange Percent                   46.02%          46.02%          46.02%          46.02%
Conversion Shares                 630,878         742,205         853,532         981,551
Conversion Percent                 53.98%          53.98%          53.98%          53.98%
Gross proceeds                $ 6,308,780     $ 7,422,050     $ 8,535,320     $ 9,815,510
Exchange Value                $ 5,378,720     $ 6,327,950     $ 7,277,180     $ 8,368,870
Exchange Ratio                     2.7448          3.2292          3.7136          4.2707
                            -----------------------------------------------------------------

Pro forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New Jersey public thrifts and second step conversions are shown in Exhibit 11.

The document represents an initial valuation for the Bank. Due to the duration of time that passes between the time this document is compiled and the time the offering closes, numerous factors could lead FinPro to update or revised the appraised value of the Bank. Some factors that could lead FinPro to adjust the appraised value include: (1) changes in the Bank's operations and financial condition; (2) changes in the market valuation or financial condition of the Comparable Group; (3) changes in the broader market; and (4) changes in the market for thrift conversions. Should there be material changes to any of these factors, FinPro will prepare an appraisal update to appropriately adjust the value of the Bank. At the time of closing, FinPro will prepare a final appraisal to determine if the valuation range is still appropriate and determine the exact valuation amount appropriate for the Bank.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Exhibit 1 - Firm Overview
------------------------------------------------------------------------------------------------------------------------------------



FinPro, Inc. was established in 1987 as a full service investment banking an               Asset / Liability Management
management consulting firm specializing in providing advisory services to the financial      o Interest Rate Risk Modeling
institutions industry.                                                                       o Investment Advisory
                                                                                             o Balance Sheet Restructuring
FinPro is not a transaction oriented firm.  This approach uniquely positions FinPro as
an objective third party willing to explore all strategic alternatives rather than         Capital Markets
focus solely on transaction oriented strategies.                                             o Corporate Finance
                                                                                             o Mergers and Acquisitions
FinPro believes that a client deserves to be presented with all alternatives. Careful        o Fairness Opinions
consideration is given to the associated benefits and drawbacks of each alternative so       o Bank Appraisals and Valuations
decisions can be made on the merits of these alternatives.
                                                                                           Compliance
FinPro principals are frequent speakers and presenters at financial institution trade        o Quarterly Bank Fiduciary Package
association functions.  FinPro teaches:                                                      o CRA Performance Review and
                                                                                               Improvement
    o    strategic planning and mergers and acquisitions at the Stonier School of            o Compliance Reviews
         Banking;
    o    strategic planning to examiners from the Federal Deposit Insurance                Financial
         Corporation, Office of Thrift Supervision and several State Banking                 o Core Deposit Studies and Intangible
         Departments;                                                                          Impairment Analysis
    o    various capital market and finance courses at the Graduate School of Bank           o Earnings Improvement Studies
         Investments and Financial Management at the University of  South Carolina; and
    o    an online mergers and acquisitions course for the American Bankers Association.   Market Feasibility Studies
                                                                                             o Market Studies and Market Area
FinPro maintains a library of databases encompassing bank and thrift capital markets           Evaluations
data, census data, branch deposit data, national peer data, market research data along       o Site Studies
with many other related topics.  As such, FinPro can provide quick, current and precises     o Branch Applications
analytical assessments based on timely data.  In addition, FinPro's geographic mapping
capabilities give it a unique capability to thematically illustrate multiple issues and    Market Research
to provide targeted marketing opportunities to its clients.                                  o Branch Evaluations, Acquisitions,
                                                                                               Sales, Consolidations and Swaps
                                                                                             o Branch and Product Profitability
                                                                                             o Competitive Analysis and Positioning
                                                                                             o Customer Segmentation and Profiling

                                                                                           Operations
                                                                                             o Financial Reporting
                                                                                             o Operational and Systems Consulting

                                                                                           Strategic Planning
                                                                                             o Budgeting
                                                                                             o Strategic and Business Planning

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Exhibit 1 - Firm Overview, Donald J. Musso
--------------------------------------------------------------------------------

                                                               [GRAPHIC OMITTED]
                                                                 Donald J. Musso
                                                                       President


Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry.

Donald has a broad background in strategic planning, asset/liability management, market feasibility assessments, de novo bank formation and investment banking. Besides his consulting experience, he has solid industry experience, having worked for two multi-billion asset, east coast financial institutions. Currently, Donald is a founder, significant shareholder and Board member for Nittany Financial Corporation, a bank he helped form in 1998.

Donald has provided expert testimony on financial institution matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

Donald is a frequent speaker on financial institution related topics and has assisted trade groups such as the ACB, ABA, CSBS and numerous State Organizations in various activities. He is also on the faculty of Stonier Graduate School of Banking, teaching Strategic Planning and Mergers and Acquisitions. Donald also teaches at the Graduate School of Bank Investments and Financial Management at the University of South Carolina and will begin teaching at the Graduate School of Banking at Colorado in 2004.

Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion firm in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells. He began his career with Goldome Savings Bank.

Donald earned a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickinson University.

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Exhibit 1 - Firm Overview, Dennis E. Gibney
--------------------------------------------------------------------------------

                                    .                          [GRAPHIC OMITTED]
                                                           Dennis E. Gibney, CFA
                                                               Managing Director

Dennis joined FinPro in June of 1996.

Dennis manages all of the firm's capital markets engagements including mergers and acquisitions, stock valuations and fairness opinions. In 2003, Dennis taught the American Bankers Association's Merger and Acquisition Course. Dennis has worked on the appraisal of over $2.0 billion in thrift conversion IPOs, the most notable being that of Roslyn Bancorp, Inc. He has also prepared expert witness testimony for litigation involving corporate appraisal methodology.

Dennis' areas of expertise include financial modeling, merger accounting, security valuation, interest rate risk analysis, portfolio management and competitive analysis.

Prior to joining the firm, Dennis received broad-based experience in the securities industry. He worked as an Allocations Specialist for Merrill Lynch & Company, supporting their mortgage-backed securities trading desk in New York and for Sandler O'Neill & Partners.

Dennis is a member of the New York Society of Security Analysts. He earned a B.S. from Babson College with a triple-major in Finance, Investments and Economics.

--------------------------------------------------------------------------------
FINPRO, INC.
--------------------------------------------------------------------------------

     Exhibit 2
     Consolidated Balance Sheets

                                                                                 March 31,                 September 30,
                                                                               ------------       -------------------------------
                                                                                   2004               2003               2002
                                                                               ------------       ------------       ------------
                                                                                 (Unaudited)
Assets:
     Cash and due from banks                                                   $  1,817,928       $  1,886,059       $  2,060,947
     Interest-bearing deposits                                                      582,520            145,459          5,162,032
                                                                               ------------       ------------       ------------
          Total cash and cash equivalents                                         2,400,448          2,031,518          7,222,979
     Certificates of deposit                                                      1,500,000          1,700,000            900,000
     Securities available for sale                                               20,786,987         23,883,835         23,143,032
     Securities held to maturity; approximate fair value of
       $795,000 (2003) and $1,117,000 (2002)                                      1,250,966          1,802,331          3,080,425
     Loans receivable, net                                                       58,771,593         55,361,709         45,730,956
     Accrued interest receivable                                                    349,994            383,238            447,553
     Federal Home Loan Bank of New York stock, at cost                              563,900            563,900            472,100
     Premises and equipment                                                       1,689,535          1,749,829          1,135,222
     Other assets                                                                   171,426            267,885             84,830
                                                                               ------------       ------------       ------------
          Total assets                                                         $ 87,484,849       $ 87,744,245       $ 82,217,097
                                                                               ============       ============       ============
Liabilities and stockholders' equity:
     Liabilities:
     Deposits                                                                  $ 78,975,642       $ 78,407,903       $ 74,361,128
     Borrowed funds                                                                                  1,200,000                 --
     Advances from borrowers for taxes and insurance                                437,462            412,535            409,103
     Other liabilities                                                              558,907            543,447            714,468
                                                                               ------------       ------------       ------------
          Total liabilities                                                      79,972,011         80,563,885         75,484,699
                                                                               ------------       ------------       ------------
     Commitments and contingencies                                                       --                 --                 --
     Stockholders' equity:
     Serial preferred stock, no par value, authorized 1,000,000 shares,
       no shares issued                                                                  --                 --                 --
     Common stock; par value $.10; authorized 4,000,000 shares;
       shares issued and outstanding 425,500;                                        42,550             42,550             42,550
     Additional paid-in-capital                                                   1,702,106          1,690,532          1,674,209
     Unallocated employee stock ownership plan shares                               (54,880)           (62,720)           (78,400)
     Retained earnings - substantially restricted                                 5,647,559          5,409,050          4,849,934
     Accumulated other comprehensive income - unrealized gain on
       securities available for sale, net of tax                                    175,503            100,948            244,105
                                                                               ------------       ------------       ------------
          Total stockholders' equity                                              7,512,838          7,180,360          6,732,398
                                                                               ------------       ------------       ------------
          Total liabilities and stockholders' equity                           $ 87,484,849       $ 87,744,245       $ 82,217,097
                                                                               ============       ============       ============

     Exhibit 3
     Consolidated Income Statements

                                                                For the Six Months Ended                For the Year Ended
                                                                         March 31,                        September 30,
                                                              ----------------------------          ----------------------------
                                                                 2004             2003                2003              2002
                                                              ----------        ----------          ----------       -----------
                                                                     (Unaudited)
Interest income:
     Loans receivable                                         $1,711,494        $1,604,911          $3,305,751       $ 3,234,583
     Investment securities                                       378,278           525,850             955,746         1,159,463
     Other interest-earning assets                                32,779            64,443             118,685            99,387
                                                              ----------        ----------          ----------       -----------
     Total interest income                                     2,122,551         2,195,204           4,380,182         4,493,433
                                                              ----------        ----------          ----------       -----------
Interest expense:
     Deposits                                                    457,516           631,905           1,174,969         1,413,720
     Borrowed funds                                                1,070          102                      142             5,151
     Total interest expense                                      458,586           632,007           1,175,111         1,418,871
                                                              ----------        ----------          ----------       -----------
     Net interest income before provision for loan losses      1,663,965         1,563,197           3,205,071         3,074,562
     Provision for loan losses                                    16,000            36,000              60,000            96,000
     Net interest income after provision for loan losses       1,647,965         1,527,197           3,145,071         2,978,562
                                                              ----------        ----------          ----------       -----------
Non-interest income:
     Loan fees and late charges                                   27,395            32,774              75,397            55,186
     Account servicing and other                                 197,763           199,211             409,496           376,178
     Gain on sale of loans                                         1,671             6,243              16,148             5,910
     Gain on sale of real estate owned                                --                --                  --             2,288
     Total non-interest income                                   226,829           238,228             501,041           439,562
                                                              ----------        ----------          ----------       -----------
Non-interest expense:
     Compensation and benefits                                   806,730           697,579           1,421,652         1,342,750
     Occupancy and equipment                                     162,161           135,231             276,235           229,921
     Service bureau and data processing                          200,858           193,765             397,992           356,503
     Federal insurance premiums                                    5,878             5,995              11,904            11,387
     Other expense                                               281,299           281,350             577,830           539,841
     Total non-interest expense                                1,456,926         1,313,920           2,685,613         2,480,402
                                                              ----------        ----------          ----------       -----------
     Income before income taxes                                  417,868           451,505             960,499           937,722
     Income taxes                                                179,359           190,336             401,383           356,171
                                                              ----------        ----------          ----------       -----------
     Net income                                                $ 238,509         $ 261,169           $ 559,116         $ 581,551
                                                               =========         =========           =========         =========
Earnings per common share:
     Basic                                                     $    0.57         $    0.63           $    1.34         $    1.40
     Diluted                                                   $    0.56         $    0.62           $    1.33         $    1.39
                                                               =========         =========           =========         =========
Weighted average number of shares outstanding:
     Basic                                                       419,424           417,856             418,248           416,680
     Diluted                                                     423,414           421,819             421,829           419,488
                                                               =========         =========           =========         =========

     Exhibt 3

                                                                       For the Six Months Ended            For the Year Ended
                                                                             March 31,                      September 30,
                                                                    ---------------------------      ---------------------------
                                                                       2004             2003           2003              2002
                                                                    ---------         ---------      ---------         ---------
                                                                            (Unaudited)
                                            Net income              $ 238,509         $ 261,169      $ 559,116         $ 581,551
Other comprehensive income, net of tax:
     Unrealized gain (loss) on securities
       available for sale, net of tax                                  74,555           (28,825)      (143,157)          149,226
                                                                    ---------         ---------      ---------         ---------
                                  Comprehensive income              $ 313,064         $ 232,344      $ 415,959         $ 730,777
                                                                    =========         =========      =========         =========

--------------------------------------------------------------------------------
                                    Exhibit 4
                                  Roebling Bank
           TFR Schedule SO and Audited Income Statement Reconciliation
                   For the Twelve Months Ended March 31, 2004

                                                    Net Income
Description                                        ($ in 000's)
-----------                                        ------------
06/30/03 SO Net Income                              $    163
09/30/03 SO Net Income                                   135
12/31/03 SO Net Income                                   118
03/31/04 SO Net Income                                   121
                                                    ---------
Net Income for 12 Months Ended 3/31/04              $    537

Financial Statements:
Net Income for 12 Months Ended 3/31/04              $    537

Variance                                            $      -
--------------------------------------------------------------------------------

Exhibit 5
Consolidated Statements of Cash Flows

                                                       Six Months Ended March 31,        Year Ended September 30,
                                                      ----------------------------    ----------------------------
                                                           2004            2003            2003            2002
                                                      ------------    ------------    ------------    ------------
Cash flows from operating activities:

Net income                                            $    238,509    $    261,169    $    559,116    $    581,551
Adjustments to reconcile net income to cash
  provided by operating activities:
Depreciation                                                77,931          47,219         107,204          92,770
Amortization of premiums and discounts, net                 31,325          62,159         118,856          62,644
Amortization of deferred loan fees and costs, net              868          10,573          37,676          44,540
Provision for loan losses                                   16,000          36,000          60,000          96,000
Gain on sale of loans                                       (1,671)         (6,243)        (16,148)         (5,910)
Gain on sale of real estate owned                                                                           (2,288)
Decrease in other assets                                    23,581           8,357        (165,271)        (26,252)
Decrease in accrued interest receivable                     33,244           1,752          64,315         (62,669)
Increase (decrease) in other liabilities                    38,759        (161,465)        (93,606)        134,289
Allocation of ESOP shares                                   19,414          15,456          32,003          26,901
                                                      ------------    ------------    ------------    ------------
Net cash provided by operating activities                  477,960         274,977         704,145         941,576
                                                      ------------    ------------    ------------    ------------
Cash flows from investing activities:

Purchase of certificates of deposit                                     (1,000,000)     (1,000,000)       (600,000)
Proceeds from maturities of certificates of deposit        200,000                         200,000
Purchase of securities available for sale               (3,500,000)     (9,390,000)    (21,865,683)    (20,117,114)
Proceeds from payments and maturities of
  securities available for sale                          6,690,044      10,281,189      20,767,771       9,387,434
Purchase of securities held to maturity                   (140,125)                        (76,000)
Proceeds from payments and maturities of
  secrities held to maturity                               691,103         910,384       1,353,991       3,191,270
Loan originations, net of principal repayments          (3,850,621)     (8,217,864)    (14,338,036)     (3,762,864)
Proceeds from sale of loans                                425,540       2,280,440       4,625,755         993,062
Proceeds from sale of real estate owned                                                                     28,188
Purchase of Federal Home Loan Stock                                                        (91,800)        (86,300)
Purchase of premises and equipment                         (17,537)       (212,708)       (721,811)       (197,356)
                                                      ------------    ------------    ------------    ------------
Net cash provided by (used in) investing activities        498,404      (5,348,559)    (11,145,813)    (11,163,680)
                                                      ------------    ------------    ------------    ------------

Exhibit 5

                                                          Six Months Ended March 31,    Year Ended September 30,
                                                         ---------------------------   --------------------------
                                                             2004           2003           2003           2002
                                                         -----------    -----------    -----------    -----------
Cash flows from financing activities:

Net increase in deposits                                     567,739      1,646,296      4,046,775      8,160,632
Net (decrease) increase in short-term
  borrowed funds                                          (1,200,000)        24,013      1,200,000
Increase in advance payments by borrowers
  for taxes and insurance                                     24,927         25,145          3,432        (16,656)
                                                         -----------    -----------    -----------    -----------
Net cash (used in) provided by financing activities         (607,334)     1,695,454      5,250,207      8,143,976
                                                         -----------    -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents         368,930     (3,378,139)    (5,191,461)    (2,078,128)
Cash and cash equivalents at beginning of period           2,031,518      7,222,979      7,222,979      9,301,107
                                                         -----------    -----------    -----------    -----------

Cash and cash equivalents at end of period               $ 2,400,448    $ 3,844,840    $ 2,031,518    $ 7,222,979
                                                         ===========    ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information:
Cash paid for:
Interest on deposits and borrowed funds                  $   459,304    $   640,672    $ 1,193,931    $ 1,450,906
                                                         ===========    ===========    ===========    ===========
Income taxes                                             $   253,900    $   259,298    $   566,798    $   253,063
                                                         ===========    ===========    ===========    ===========

Supplemental Schedule of Noncash Investing Activities:
Change in unrealized gain on securities available
  for sale, net of tax                                   $    74,555    $   (28,825)   $  (143,157)   $   149,226
                                                         ===========    ===========    ===========    ===========

Exhibit 6
Consolidated Statements of  Stockholder's Equity

                                                     Additional                               Accumulated
                                                      Paid-in     Unallocated     Retained      Other
                                     Common Stock     Capital     ESOP Shares     Earnings   Comprehensive       Total
                                      -----------   -----------   -----------    -----------   -----------    -----------
     Balance at September 30, 2002    $    42,550   $ 1,674,209   $   (78,400)   $ 4,849,934   $   244,105    $ 6,732,398
         Net income                            --            --            --        559,116            --        559,116
     Amortization of ESOP shares               --        16,323        15,680             --            --         32,003
Change in unrealized gain
  on securities available
  for sale, net of income taxes                --            --            --             --      (143,157)      (143,157)
                                      -----------   -----------   -----------    -----------   -----------    -----------
     Balance at September 30, 2003         42,550     1,690,532       (62,720)     5,409,050       100,948      7,180,360
         Net income (Unaudited)                --            --            --        238,509            --        238,509
     Amortization of ESOP shares
       (Unaudited)                             --        11,574         7,840             --            --         19,414
Change in unrealized gain
  on securities available for sale,
  net of income taxes (Unaudited)              --            --            --             --        74,555        74,555
     Balance at March 31, 2004        $    42,550   $ 1,702,106   $   (54,880)   $ 5,647,559   $   175,503    $ 7,512,838
                                      ===========   ===========   ===========    ===========   ===========    ===========

   Exhibit 7
   Selected Financial Data

                                             Corporate                       Key Financial Data for the Most Recent Quarter
                                 -----------------------------------  --------------------------------------------------------------

                                                      Number            Total    Loans/   Loans/  Securities Deposits/ Borrowings/
                                                        of      IPO    Assets  Deposits   Assets      Assets    Assets    Assets
 Ticker       Short Name         Exchange City  State Offices   Date    ($000)      (%)      (%)         (%)       (%)     (%)
--------------------------------------------------------------------  --------------------------------------------------------------
         Comparable Thrift Data
---------
ALFC     Atlantic Liberty
           Financial            NASDAQ Brooklyn   NY     2  10/23/2002  160,009   105.36    71.02       25.27    67.41   14.50
CEBK     Central Bancorp, Inc.  NASDAQ Somerville MA    10     NA       490,465   120.51    72.71          NA    60.33   29.62
ESBK     Elmira Savings Bank,
           FSB                  NASDAQ Elmira     NY     6     NA       294,707    74.63    61.39       32.94    82.26    8.83
HIFS     Hingham Institution for
           Savings              NASDAQ Hingham    MA     7     NA       489,447   123.48    75.42       16.15    61.08   29.60
LARL     Laurel Capital Group,
           Inc.                 NASDAQ Allison
                                         Park     PA     8     NA       301,251    68.81    56.58          NA    82.22    7.17
LSBX     LSB Corporation        NASDAQ North
                                         Andover  MA     6     NA       482,029    77.82    45.35       50.45    58.27   29.21
MFLR     Mayflower Co-operative
           Bank                 NASDAQ Middleboro MA     5     NA       208,607    71.33    57.33       36.49    80.38   10.53
MYST     Mystic Financial, Inc. NASDAQ Medford    MA     6  01/09/1997  428,417    86.36    69.73       24.75    80.75   12.18
PHSB     PHSB Financial Corp.   NASDAQ Beaver
                                         Falls    PA    10  07/10/1997  341,682    64.20    44.29       50.35    68.98   16.13
WSB      Washington Savings
           Bank, F.S.B. (The)   AMEX   Bowie      MD     5     NA       409,354   126.92    90.82        2.74    71.56   17.08
WVFC     WVS Financial Corp.    NASDAQ Pittsburgh PA     6     NA       400,180    46.40    17.89       80.31    38.56   53.09
-------------------------------  -----------------------------------  -------------------------------------------------------------
         Average                                                        364,195    87.80    60.23       35.49    68.35   20.72
         Median                                                         400,180    77.82    61.39       32.94    68.98   16.13
         Maximum                                                        490,465   126.92    90.82       80.31    82.26   53.09
         Minimum                                                        160,009    46.40    17.89        2.74    38.56    7.17

ROEB     Roebling Financial
           Corp, MHC             OTC BB(Roebling  NJ     3  10/02/1997  787,485    75.00    67.18       25.19    90.27       -

         Variance to the Comparable Median                             (312,695)   (2.82)    5.79       (7.75)   21.29  (16.13)

          Exhibit 7
   Selected Financial Data
                                     Capital for the Most Recent Quarter       Asset Quality for the Most Recent Quarter
                                   ----------------------------------------   ------------------------------------------------------
                                      Tangible      In-     Core
                                        Equity Tangible  Capital    Equity
                                Equity/   Tang Assets/  Tangible Reserves/      NPLs/ Reserves/   NPAs/    NPAs/ Reserves/ Reserves/
                                Assets  Assets  Equity    Assets    Assets      Loans     NPLs   Assets   Equity     Loans NPAs + 90
 Ticker       Short Name            (%)     (%)    (%)       (%)       (%)        (%)      (%)      (%)      (%)       (%)      (%)
------------------------------  -------------------------------------------   ------------------------------------------------------
        Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp           16.39    16.39      -     11.99     16.76       0.08   606.25     0.11     0.66    0.51     334.48
CEBK  Central Bancorp, Inc.       8.86     8.44   5.14        NA      9.58          -       NM        -        -    0.99         NM
ESBK  Elmira Savings Bank, FSB    7.60     7.43   2.39      7.38      8.28       0.52   212.78     0.36     4.78    1.10     186.73
HIFS  Hingham Institution for
        Savings                   8.62     8.62      -      8.70      9.24       0.05       NM     0.04     0.41    0.82         NM
LARL  Laurel Capital Group, Inc.  9.13     7.99  13.65      7.70      9.80       1.02   115.85     0.58     6.37    1.18     115.06
LSBX  LSB Corporation            11.54    11.54      -     11.52     12.42       0.05       NM     0.02     0.19    1.93         NM
MFLR  Mayflower Co-operative Bank 8.56     8.52   0.54      8.28      9.25          -       NM        -        -    1.21         NM
MYST  Mystic Financial, Inc.      6.47     6.47      -        NA      7.12       0.71   131.20     0.50     7.73    0.94     131.20
PHSB  PHSB Financial Corp.       13.84    13.84      -        NA     14.31         NA       NA       NA       NA    1.06     582.61
WSB   Washington Savings Bank,
        F.S.B. (The)             10.61    10.61      -     10.59     11.18         NA       NA       NA       NA    0.61         NA
WVFC  WVS Financial Corp.         7.38     7.38      -      7.35      7.69         NA       NA       NA       NA    1.72         NA
----------------------------  ------------------------------------------------------------------------------------------------------
      Average                     9.91     9.75   1.97      9.19     10.51       0.30   266.52     0.20     2.52    1.10     270.02
      Median                      8.86     8.52      -      8.49      9.58       0.07   171.99   0.0750     0.54    1.06     186.73
      Maximum                    16.39    16.39  13.65     11.99     16.76       1.02   606.25     0.58     7.73    1.93     582.61
      Minimum                     6.47     6.47      -      7.35      7.12          -   115.85        -        -    0.51     115.06

ROEB  Roebling Financial Corp,
        Inc. (MHC)                8.59     8.59      -      8.24      9.15       0.20   407.50     0.14     1.60    0.83     407.50

      Variance to the
        Comparable Median        (0.27)    0.07      -     (0.25)    (0.43)      0.14   235.51     0.07     1.06   (0.23)    220.77


                                   Profitability for the Most Recent Quarter
                                   -----------------------------------------


                                       Return on    Return on
                                      Avg Assets   Avg Equity
 Ticker       Short Name                       (%)         (%)
------------------------------     -----------------------------------------
        Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp                    0.78      4.74
CEBK  Central Bancorp, Inc.               0.20      2.25
ESBK  Elmira Savings Bank, FSB            0.85     10.91
HIFS  Hingham Institution for
        Savings                           1.16     13.43
LARL  Laurel Capital Group, Inc.          0.57      6.32
LSBX  LSB Corporation                     0.66      5.68
MFLR  Mayflower Co-operative Bank         0.95     11.36
MYST  Mystic Financial, Inc.              0.52      8.34
PHSB  PHSB Financial Corp.                1.00      7.27
WSB   Washington Savings Bank,
        F.S.B. (The)                      1.91     18.33
WVFC  WVS Financial Corp.                 0.45      6.19
---------------------------------------------------------
      Average                             0.82      8.62
      Median                              0.78      7.27
      Maximum                             1.91     18.33
      Minimum                             0.20      2.25

ROEB  Roebling Financial Corp,
        Inc. (MHC)                        0.54      6.52

      Variance to the Comparable Median  (0.24)    (0.75)

          Exhibit 7
   Selected Financial Data

                                                Income Statement for the Most Recent Quarter
                               --------------------------------------------------------------------------------
                               Yield on   Cost      Net       Net Noninterest Noninterest
                               Ave Earn     of Interest  Interest     Income/     Expense Efficiency Overhead
                                 Assets  Funds   Spread    Margin  Avg Assets  Avg Assets      Ratio    Ratio
 Ticker       Short Name            (%)     (%)     (%)       (%)         (%)         (%)        (%)      (%)
---------------------------------------------------------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty
           Financial Corp         5.78    1.76     4.02     4.30        0.27         2.96      67.77    65.63
CEBK     Central Bancorp, Inc.      NA      NA       NA     3.30        0.20         2.99      89.09    88.40
ESBK     Elmira Savings Bank,
           FSB                    5.46    2.09     3.37     3.67        0.79         2.95      68.26    61.11
HIFS     Hingham Institution
           for Savings            5.36    2.15     3.21     3.52        0.30         1.89      51.50    47.18
LARL     Laurel Capital Group,
           Inc.                   4.65    2.32     2.33     2.59        0.45         2.08      67.54    61.57
LSBX     LSB Corporation            NA      NA       NA     2.97        0.27         2.27      71.70    69.03
MFLR     Mayflower Co-operative
           Bank                   5.19    1.74     3.45     3.50        0.50         2.67      70.64    66.18
MYST     Mystic Financial, Inc.   5.14    2.10     3.04     3.25        0.27         2.65      77.87    76.00
PHSB     PHSB Financial Corp.       NA      NA       NA     2.63        0.29         2.25      78.20    75.74
WSB      Washington Savings
           Bank, F.S.B. (The)       NA      NA       NA     4.73        1.35         2.74      46.14    30.30
WVFC     WVS Financial Corp.        NA      NA       NA     1.34        0.16         0.88      59.38    54.48
-------------------------------  --------------------------------------------------------------------------------
         Average                  5.26    2.03     3.24     3.25        0.44         2.39      68.01    63.24
         Median                   5.28    2.10     3.29     3.30        0.29         2.65      68.26    65.63
         Maximum                  5.78    2.32     4.02     4.73        1.35         2.99      89.09    88.40
         Minimum                  4.65    1.74     2.33     1.34        0.16         0.88      46.14    30.30

ROEB     Roebling Financial
           Corp, Inc. (MHC)       5.08    1.34     3.74     3.98        0.51         3.30      77.05    73.92

         Variance to the
           Comparable Median     (0.20)  (0.76)    0.45     0.68        0.22         0.65       8.79     8.29

                                  Balance Sheet Growth for
                                  the Most Recent Quarter                             Market Data
                                  ----------------------   --------------------------------------------------------------
                                   Asset    Loan  Deposit                                           Publicly     Tangible
                                  Growth  Growth   Growth     Market     Price   Price    Price     Reported Publicly Rep
                                    Rate    Rate     Rate      Value Per Share    High      Low   Book Value   Book Value
 Ticker       Short Name             (%)     (%)      (%)        ($)       ($)     ($)      ($)          ($)          ($)
-------------------------------   -----------------------  ---------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty
           Financial Corp         (1.98)  11.33     0.92       29.70    18.73    20.30    16.48        16.54      16.54
CEBK     Central Bancorp, Inc.    10.28   (1.96)   12.30       57.50    34.52    38.00    34.00        26.10      24.76
ESBK     Elmira Savings Bank,
           FSB                    14.13   (2.24)   17.10       33.80    33.10    33.13    29.55        21.90      21.38
HIFS     Hingham Institution
           for Savings             4.54    8.17    10.51       84.70    40.70    43.60    39.00        20.29      20.29
LARL     Laurel Capital Group,
           Inc.                   (1.95)  20.84    (1.81)      40.90    21.26    25.00    20.55        14.29      12.34
LSBX     LSB Corporation          13.66   14.06    12.25       66.20    15.36    18.12    15.00        12.96      12.96
MFLR     Mayflower Co-operative
           Bank                   (9.35)  14.39   (16.23)      30.70    15.00    19.45    14.67         8.73       8.68
MYST     Mystic Financial, Inc.   (5.44)   8.27     1.69       45.20    28.89    32.99    28.10        18.96      18.96
PHSB     PHSB Financial Corp.      2.01  (10.04)    7.24       55.20    19.00    25.49    17.60        16.29      16.29
WSB      Washington Savings
           Bank, F.S.B. (The)      3.08   38.33   (15.60)      67.80     9.32    10.80     8.76         6.10       6.10
WVFC     WVS Financial Corp.     (16.41)  (8.59)  (28.05)      44.70    18.04    19.75    17.35        11.83      11.83
------------------------------------------------------------------------------------------------------------------------
         Average                   1.14    8.41     0.03       50.58    23.08    26.06    21.91        15.82      15.47
         Median                    2.01    8.27     1.69       45.20    19.00    25.00    17.60        16.29      16.29
         Maximum                  14.13   38.33    17.10       84.70    40.70    43.60    39.00        26.10      24.76
         Minimum                 (16.41) (10.04)  (28.05)      29.70     9.32    10.80     8.76         6.10       6.10

ROEB     Roebling Financial
           Corp, Inc. (MHC)       (0.59)  12.32     1.45       13.75    37.00    40.50    29.00        17.66      17.66

         Variance to the
           Comparable Median      (2.60)   4.05    (0.24)     (31.45)   18.00    15.50    11.40         1.37       1.37

          Exhibit 7
   Selected Financial Data

                                  Dividends                       Current Pricing Data as of 5/26/04                   Productivity
                              ------------------  ------------------------------------------------------------------  --------------
                                                                                        Price/  Price/Tang
                                            LTM                                Price  Publicly    Publicly
                               Current Dividend               Price              LTM       Rep         Rep                 Full Time
                              Dividend   Payout     Price/     Core    Price/   Core      Book        Book    Price/      Equivalent
                                 Yield    Ratio   Earnings Earnings  LTMs EPS    EPS     Value       Value    Assets       Employees
 Ticker       Short Name            ($)     (%)        (x)      (x)       (x)    (x)       (%)        (%)        (%)             LTM
----------------------------  -----------------   -----------------------------------------------------------------   --------------
      Comparable Thrift Data
ALFC  Atlantic Liberty
        Financial Corp           1.28    24.42      24.60    24.60    21.80    21.80    113.20     113.20    18.56           24
CEBK  Central Bancorp, Inc.      1.39    25.53      57.50    57.50    18.40    19.00    132.30     139.40    11.72           NA
ESBK  Elmira Savings Bank, FSB   2.30    31.47      14.30    14.70    14.00    15.80    151.10     154.90    11.48           93
HIFS  Hingham Institution for
        Savings                  1.77    29.07      15.20    15.80    13.00    13.10    200.60     200.60    17.30           80
LARL  Laurel Capital Group,
        Inc.                     3.76    86.96      24.20    25.00    23.10    23.40    148.80     172.30    13.59           NA
LSBX  LSB Corporation            3.39    50.00      21.30    25.50    15.40    22.60    118.50     118.50    13.68           NA
MFLR  Mayflower Co-operative
        Bank                     2.67    42.11      15.60    23.20    15.80    16.90    171.80     172.80    14.71           NA
MYST  Mystic Financial, Inc.     1.59    39.52      20.10    23.30    27.50    34.90    152.40     152.40     9.85           NA
PHSB  PHSB Financial Corp.       4.21   105.77      15.80    41.00    18.30    36.30    116.60     116.60    16.14           NA
WSB   Washington Savings Bank,
        F.S.B. (The)             2.58    20.56       7.10     9.70     8.70     9.80    152.80     152.80    16.21           NA
WVFC  WVS Financial Corp.        3.55    67.37      25.10    25.10    19.00    19.00    152.50     152.50    11.26           NA
----------------------------  --------------------------------------------------------------------------------------------------
      Average                    2.59    47.53      21.89    25.95    17.73    21.15    146.42     149.64    14.05           66
      Median                     2.58    39.52      20.10    24.60    18.30    19.00    151.10     152.50    13.68           80
      Maximum                    4.21   105.77      57.50    57.50    27.50    36.30    200.60     200.60    18.56           93
      Minimum                    1.28    20.56       7.10     9.70     8.70     9.80    113.20     113.20     9.85           24

ROEB  Roebling Financial Corp,
        Inc. (MHC)                  -        -         NA       NA       NA       NA        NA         NA       NA           NA

      Variance to the
        Comparable Median       (2.58)  (39.52)        NA       NA       NA       NA         NA        NA       NA           NA

                                                                     Page 4 of 5

          Exhibit 7
   Selected Financial Data

                                                                          Income
                                   --------------------------------------------------------------------------------

                                              Net      Core       Core              Net      Core    Core
                                           Income    Income        EPS    EPS    Income    Income     EPS     EPS
 Ticker       Short Name                      MRQ       MRQ        MRQ    MRQ       LTM       LTM     LTM     LTM
---------------------------------  --------------------------------------------------------------------------------
         Comparable Thrift Data
ALFC     Atlantic Liberty Financial
           Corp                               313       313       0.19   0.19     1,383     1,383    0.86    0.86
CEBK     Central Bancorp, Inc.                243       243       0.15   0.15     2,936     2,844    1.88    1.82
ESBK     Elmira Savings Bank, FSB             607       589       0.58   0.56     2,477     2,200    2.36    2.10
HIFS     Hingham Institution for
           Savings                          1,403     1,351       0.67   0.65     6,560     6,507    3.13    3.10
LARL     Laurel Capital Group, Inc.           433       419       0.22   0.21     1,812     1,789    0.92    0.91
LSBX     LSB Corporation                      786       658       0.18   0.15     4,372     2,956    1.00    0.68
MFLR     Mayflower Co-operative Bank          502       338       0.24   0.16     2,010     1,883    0.95    0.89
MYST     Mystic Financial, Inc.               564       485       0.36   0.31     1,600     1,264    1.05    0.83
PHSB     PHSB Financial Corp.                 852       329       0.30   0.12     2,923     1,472    1.04    0.52
WSB      Washington Savings Bank,
           F.S.B. (The)                     1,944     1,944       0.24   0.24     7,797     7,530    0.99    0.96
WVFC     WVS Financial Corp.                  464       464       0.18   0.18     2,422     2,422    0.95    0.95
-------------------------------    -------------------------------------------------------------------------------
         Average                              737       648       0.30   0.27     3,299     2,932    1.38    1.24
         Median                               564       464       0.24   0.19     2,477     2,200    1.00    0.91
         Maximum                            1,944     1,944       0.67   0.65     7,797     7,530    3.13    3.10
         Minimum                              243       243       0.15   0.12     1,383     1,264    0.86    0.52

ROEB     Roebling Financial Corp,
           Inc. (MHC)                         121       121       0.28   0.28       537       537    1.27    1.27

         Variance to the Comparable Median   (443)     (343)      0.04   0.09    (1,940)   (1,663)   0.27    0.36

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
AABC    Access Anytime Bancorp, Inc.      14.01      18.80    26.90     NA    15.90     NA  120.60  133.80     9.19  0.00     0.00
ABCW    Anchor BanCorp Wisconsin Inc.     26.82     615.60    12.70  15.10    13.30  13.90  204.10  219.50    16.06  1.64    21.78
AF      Astoria Financial Corporation     37.83   2,955.40    13.30  13.70    15.10  15.50  192.90  221.30    12.28  2.64    37.45
AFBC    Advance Financial Bancorp         18.29      25.60    12.00  12.00     9.50  10.60  119.50  169.10     8.01  2.19    20.73
ALFC    Atlantic Liberty Financial Corp   18.73      29.70    24.60  24.60    21.80  21.80  113.20  113.20    18.56  1.28    24.42
AMFC    AMB Financial Corp.               17.00      16.60    16.40  16.40    15.30  16.50  130.00  130.00    10.89  1.41    19.82
ASBI    Ameriana Bancorp                  15.00      47.20    25.00  25.00    22.40     NM  119.80  122.00    11.06  4.27    95.52
ASBP    ASB Financial Corp.               23.53      39.20    22.60  19.80    19.90  20.30  230.20  230.20    24.44  2.38    47.46
BBX     BankAtlantic Bancorp, Inc.        15.89     865.40    15.20     NA    14.20     NA  218.90  275.40    19.79  0.83   468.75
BFD     BostonFed Bancorp, Inc.           32.40     146.70    47.70  79.50    26.60  29.10  153.40  186.80     8.79  1.98    52.46
BHL     Berkshire Hills Bancorp, Inc.     36.70     217.70    20.00  21.70    21.30  24.40  170.40  185.10    17.24  1.31    27.91
BKUNA   BankUnited Financial Corporation  26.04     766.70    17.60  18.10    18.50  19.80  165.10  175.70    10.20  0.00     0.00
BRBI    Blue River Bancshares, Inc.        6.84      23.30    24.40  34.00    52.60     NA  140.20  176.00    11.53  0.00     0.00
BYFC    Broadway Financial Corporation    13.09      18.60    13.60  13.40    15.80  15.80  164.10  164.10     7.82  1.15    18.07
CAFI    Camco Financial Corporation       14.00     103.00    25.00  26.30    19.20  21.60  110.70  114.30     9.74  4.14    78.77
CASH    First Midwest Financial, Inc.     22.78      56.90     8.60  15.20    13.30  16.10  117.90  126.90     7.49  2.28    30.41
CCBI    Commercial Capital Bancorp Inc.   18.97     571.00    21.60  23.50    26.00  28.20  501.90  566.80    29.13  0.00     0.00
CEBK    Central Bancorp, Inc.             34.52      57.50    57.50  57.50    18.40  19.00  132.30  139.40    11.72  1.39    25.53
CFB     Commercial Federal Corporation    27.85   1,134.50    16.20  48.60    14.30  17.90  150.40  196.70     9.29  1.94    24.87
CFCP    Coastal Financial Corporation     14.38     206.90    15.00  14.80    17.10  16.90  255.40  255.40    16.39  1.39    23.75
CFFC    Community Financial Corporation   19.23      40.00    12.70  12.30    11.80  13.20  141.90  142.10    12.41  2.08    24.54
CFSB    Citizens First Financial Corp.    24.28      36.80    14.10  14.10    25.00  25.30  108.90  108.90    10.56  1.65    41.24
CFSL    Chesterfield Financial Corp.      28.20     109.30    47.00  47.00    47.00  47.00  146.10  147.10    30.28  1.13    53.33
CIBI    Community Investors Bancorp, Inc. 14.87      16.20    21.90  21.90    18.60  18.60  121.80  121.80    13.42  2.29    42.50
CITZ    CFS Bancorp, Inc.                 13.53     166.60    30.80  37.00    38.70  57.60  105.00  106.00    10.70  3.25   125.71
CKFB    CKF Bancorp, Inc.                 15.25      22.40    12.70  12.70    13.50  13.50  147.60  159.10    15.22  3.15    42.48
CNY     Carver Bancorp, Inc.              21.10      48.20    12.60  13.20    11.30  11.80  114.40  114.40     8.99  0.95    10.70
CTZN    Citizens First Bancorp, Inc.      23.00     196.00    24.00  28.20    16.30  16.70  120.30  131.60    14.87  1.57    25.53
DCOM    Dime Community Bancshares, Inc.   17.30     645.30    13.10  13.50    12.80  13.30  234.70  294.90    19.20  3.24    37.03
DFBS    DutchFork Bancshares, Inc.        38.91      43.80    22.60  80.30    13.30  25.10  140.90  140.90    21.16  0.00     0.00
DSL     Downey Financial Corp.            52.00   1,453.60    40.60  48.00    18.10  18.30  157.20  157.80    10.75  0.77    13.19
EFC     EFC Bancorp, Inc.                 24.75     114.30    14.40  15.40    14.60  16.10  140.60  140.60    12.41  2.42    34.62
ESBF    ESB Financial Corporation         12.42     134.20    13.50  18.00    15.50  18.00  132.70  143.40     9.78  3.22    50.00
ESBK    Elmira Savings Bank, FSB          33.10      33.80    14.30  14.70    14.00  15.80  151.10  154.90    11.48  2.30    31.47
EVRT    EverTrust Financial Group, Inc.   19.00     130.90    15.80  16.10    20.00  20.70  144.50  144.50    17.00  2.32    45.26
FBC     Flagstar Bancorp, Inc.            21.65   1,317.20     9.50   9.50     5.60   5.60  195.90  195.90    10.81  4.62    16.67
FBEI    First Bancorp of Indiana, Inc.    19.43      31.50    28.60  22.10    21.80  22.00  103.80  111.40    14.76  2.93    62.36
FBNW    FirstBank NW Corp.                26.50      77.90    12.10  12.10    12.30  12.30  112.90      NA    11.13  2.57    29.77
FBSI    First Bancshares, Inc.            20.50      34.20    18.30  13.30    15.30  15.20  124.50  126.90    12.46  0.78    11.94
FBTC    First BancTrust Corporation       12.51      31.30    31.30  35.00    17.60  18.90  115.20  115.20    13.66  1.92    29.58
FBTX    Franklin Bank Corp.               16.92     359.10    21.20  21.50       NA     NA  143.40  188.70    13.84  0.00       NA
FCB     Falmouth Bancorp, Inc.            36.20      33.20       NM     NM       NM  95.50  190.30  190.30    20.92  1.44   123.81
FCFL    First Community Bank Corporation
          of America                      19.02      38.00    23.80  23.80       NA     NA  183.50  187.40    18.41  0.00       NA
FDT     Federal Trust Corporation          8.00      52.30    16.70  16.70    18.20  18.90  190.00  190.00    10.82  1.00    15.91
FED     FirstFed Financial Corp.          41.80     708.90    12.20  12.20    11.40  11.40  158.00  160.40    13.81  0.00     0.00
FFBH    First Federal Bancshares of
          Arkansas, Inc.                  19.60     104.20    15.30  15.30    14.60  14.60  137.80  137.80    14.94  2.04    26.87
FFBI    First Federal Bancshares, Inc.    30.67      57.20    24.70  46.10    20.90  36.10  133.40  138.70    17.20  1.43    29.93
FFBZ    First Federal Bancorp, Inc.        8.60      28.30    13.40  13.40    15.90  14.30  127.60  127.60    11.56  2.79    42.59
FFCH    First Financial Holdings, Inc.    29.90     375.90    15.00  16.60    15.40  16.20  221.00  254.40    15.28  2.94    43.81
FFDF    FFD Financial Corporation         14.90      18.00    26.60  26.60    21.90  21.90  105.10  105.10    13.17  2.82    61.03
FFED    Fidelity Federal Bancorp           1.68      16.20    42.00  80.30       NM 110.30  103.70  103.70     8.51  0.00     0.00

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
FFFD    North Central Bancshares, Inc.    37.51      58.80    12.90  12.90    11.30  11.30  143.90  163.70    13.43  2.67    26.43
FFHH    FSF Financial Corp.               34.60      82.40    21.10  25.80    17.00  17.60  153.50  169.00    15.70  4.05    63.73
FFHS    First Franklin Corporation        17.75      29.20    27.70  33.60    23.40  28.90  120.20  120.20    10.52  1.80    41.45
FFIC    Flushing Financial Corporation    17.79     345.60    15.30  15.30    14.70  14.70  222.90  228.70    17.29  2.02    26.17
FFLC    FFLC Bancorp, Inc.                25.14     135.70    15.30  15.30    15.20  15.20  172.00  172.00    13.82  2.07    31.52
FFWC    FFW Corporation                   23.00      29.90    11.70  12.40    12.40  12.60  123.40  128.60    12.52  2.78    34.05
FKFS    First Keystone Financial, Inc.    27.01      52.00    21.10     NM    20.60  41.40  157.10  157.10     9.11  1.63    32.06
FKKY    Frankfort First Bancorp, Inc.     22.23      28.20    29.30  29.30    28.90  28.90  159.20  159.20    20.40  5.04   145.45
FMCO    FMS Financial Corporation         17.15     111.30    13.40  13.80    17.30  19.30  171.00  179.60     8.89  0.70    12.12
FMSB    First Mutual Bancshares, Inc.     23.88     125.90    14.20  14.50    15.00  15.40  231.80  231.80    13.78  1.17    16.81
FNFI    First Niles Financial, Inc.       17.53      24.40    21.90  27.50    22.20  25.70  147.20  147.20    24.37  3.42    74.68
FPFC    First Place Financial Corp.       16.85     222.30    14.00  14.50    12.20  12.60  117.20  133.30    13.49  3.32    40.58
FPTB    First PacTrust Bancorp, Inc.      21.60     102.80    20.80  20.80    23.70  23.70  117.30  117.30    14.43  1.85    37.36
FSBI    Fidelity Bancorp, Inc.            20.53      54.90    11.20  14.10    13.60  15.30  130.60  140.30     8.73  2.13    28.90
FSFF    First SecurityFed Financial, Inc. 35.16     142.20    17.90  17.90    16.40  16.40  148.90  149.00    26.11  1.93    31.16
FTFC    First Federal Capital Corp        27.14     610.30    18.90  18.90    16.40  16.40  214.40  315.20    16.27  2.21    34.34
GAFC    Greater Atlantic Financial Corp.   6.76      20.40       NM     NM    35.60  71.30   95.10  101.10     3.85  0.00     0.00
GCFC    Central Federal Corporation       13.74      28.00       NM     NM       NM     NM  141.90  141.90    24.38  2.62       NM
GDW     Golden West Financial
          Corporation                    108.99  16,635.80    14.10  14.20    14.70  15.30  266.20  266.20    19.19  0.37     5.20
GPT     GreenPoint Financial Corp.        39.50   5,207.00    10.50  10.60    10.60  10.60  243.20  305.10    19.87  3.04    28.88
GSLA    GS Financial Corp.                18.85      23.20    52.40  33.70    51.00     NM   83.90   83.90    11.46  2.12   108.11
GTPS    Great American Bancorp, Inc.      32.50      24.30    18.90  18.90    20.10  20.10  138.50  142.40    15.61  1.35    27.16
GUPB    GFSB Bancorp, Inc.                21.59      24.80    20.00  20.00    15.60  15.60  133.50  133.50    10.36  2.32    34.06
HARL    Harleysville Savings Financial
          Corporation                     30.90      70.60    14.60  15.50    15.20  16.20  166.10  166.10    10.18  2.59    38.42
HCBB    HCB Bancshares, Inc.              18.33      26.20       NM     NM    52.40  53.80   93.00   93.00    11.63  1.96   102.86
HCFC    Home City Financial Corporation   16.75      13.80    19.90  19.90    19.90  20.20  112.50  115.40     8.97  2.63    52.38
HFBC    HopFed Bancorp, Inc.              16.03      58.20    15.40  17.40    16.90  18.60  119.40  135.30    10.76  2.99    50.53
HFFB    Harrodsburg First Financial
          Bancorp, Inc.                   20.00      24.50    45.50  45.50    25.00  25.50  114.80  118.10    13.63  3.00    75.00
HFFC    HF Financial Corp.                15.05      53.20    14.50  14.50    13.90  14.00  104.30  115.60     6.43  2.86    39.69
HIFS    Hingham Institution for Savings   40.70      84.70    15.20  15.80    13.00  13.10  200.60  200.60    17.30  1.77    29.07
HLFC    Home Loan Financial Corporation   20.98      35.50    19.40  19.40    17.50  17.50  155.90  155.90    22.53  3.62    69.17
HMLK    Hemlock Federal Financial Corp.   28.76      28.00    16.70  20.70    17.00  24.50  117.70  124.90     8.35  2.36    39.64
HMNF    HMN Financial, Inc.               25.74     115.40    12.40  12.40    11.10  11.60  141.20  148.80    12.89  3.11    34.33
HRBT    Hudson River Bancorp, Inc.        17.89     544.50    15.40  15.40    16.30  16.30  175.90  232.80    19.33  1.79    28.18
HRZB    Horizon Financial Corp.           18.17     189.10    14.70  16.10    15.10  15.70  173.10  173.90    22.02  2.75    40.83
HTHR    Hawthorne Financial Corporation   36.54     431.10    24.00  18.90    17.30     NA  225.10  257.20    15.71  0.00     0.00
HWEN    Home Financial Bancorp             6.00       8.10    37.50  11.00    24.00  17.40  115.20  115.20    13.63  2.00    48.00
HWFG    Harrington West Financial Group,
          Inc.                            16.63      87.40    11.20     NA    11.60     NA  177.50  197.80     8.70  2.41    23.31
ICBC    Independence Community Bank Corp. 37.85   3,139.50    13.10  13.80    14.00  14.20  198.40  241.10    20.77  2.43    30.37
IFSB    Independence Federal Savings Bank 20.39      31.70       NM     NM       NM     NM  155.40  155.40    14.94  0.00     0.00
KNBT    KNBT Bancorp, Inc.                16.70     494.40    29.80  29.80       NA     NA  124.30      NA    24.03  1.20       NA
LARL    Laurel Capital Group, Inc.        21.26      40.90    24.20  25.00    23.10  23.40  148.80  172.30    13.59  3.76    86.96
LNCB    Lincoln Bancorp                   16.88      74.60    21.10  21.10    19.60  19.10   92.80   95.40    12.85  3.08    58.14
LOGN    Logansport Financial Corp.        19.68      17.20    17.00  18.80    12.60  14.30  103.70  103.70    11.21  2.85    35.90
LSBI    LSB Financial Corp.               25.40      34.60    12.20  12.20    12.20  12.20  119.40  119.40    10.19  2.28    25.96
LSBX    LSB Corporation                   15.36      66.20    21.30  25.50    15.40  22.60  118.50  118.50    13.68  3.39    50.00
MAFB    MAF Bancorp, Inc.                 43.94   1,436.20    15.10  16.50    13.80  14.30  158.10  226.30    15.93  1.91    24.53
MASB    MASSBANK Corp.                    33.07     146.60    19.20  21.90    18.90  20.20  129.40  130.60    14.55  3.02    54.86
MCBF    Monarch Community Bancorp, Inc.   13.00      35.20       NM  81.30    68.40  68.40   83.40   83.40    15.24  1.54   105.26
MFBC    MFB Corp.                         34.82      46.30    33.50  33.50    21.90  21.90  130.90  130.90    10.85  1.38    28.93
MFLR    Mayflower Co-operative Bank       15.00      30.70    15.60  23.20    15.80  16.90  171.80  172.80    14.71  2.67    42.11

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
MFSF    MutualFirst Financial, Inc.       22.35     116.20    14.00  14.00    14.20  14.20  120.10  121.20    14.36  2.15    28.48
MTXC    Matrix Bancorp, Inc.              11.53      75.20    14.40  16.10    42.70     NA  105.50  105.50     4.29  0.00     0.00
MYST    Mystic Financial, Inc.            28.89      45.20    20.10  23.30    27.50  34.90  152.40  152.40     9.85  1.59    39.52
NABC    NewAlliance Bancshares, Inc.      14.46   1,650.70       NA     NA       NA     NA      NA      NA       NA  0.00       NA
NASB    NASB Financial, Inc.              37.18     314.50    11.10  11.90    12.20  12.40  238.30  244.30    23.59  2.15    46.56
NBN     Northeast Bancorp                 19.40      49.30    12.10  12.70    13.40  14.00  130.60  133.50     9.49  1.86    24.14
NBSI    North Bancshares, Inc.            22.24      25.50       NM  79.40    67.40  84.10  187.80  187.80    19.10  1.44    96.97
NDE     IndyMac Bancorp Inc.              32.90   1,903.10    11.80  11.90    10.80  10.80  180.20  186.10    13.12  3.65    29.51
NEIB    Northeast Indiana Bancorp, Inc.   21.50      32.10    19.90  20.50    16.80  17.00  117.20  117.20    14.39  2.60    42.97
NEPF    Northeast Pennsylvania Financial
          Corp.                           17.70      74.00     8.70  18.00       NM     NM  119.20  144.30     8.43  1.36       NM
NHTB    New Hampshire Thrift Bancshares,
          Inc.                            29.98      62.10     9.60  11.20    10.00  10.70  147.60  207.90    11.05  3.00    27.00
NMIL    NewMil Bancorp, Inc.              27.30     115.20    14.50  14.50    15.30  15.30  211.60  251.60    16.12  2.49    34.64
NTBK    NetBank, Inc.                     10.94     506.90    13.70  17.50    10.70  12.00  118.50  139.60    11.75  0.73     7.84
NYB     New York Community Bancorp, Inc.  23.36   6,175.60    12.20  12.80    13.30  14.50  182.90  457.70    23.45  4.28    46.59
OCFC    OceanFirst Financial Corp.        22.50     300.20    16.10  16.10    15.20  15.40  218.50  220.80    17.00  3.56    54.05
PBCI    Pamrapo Bancorp, Inc.             24.50     121.90    15.70  15.70    15.60  15.60  233.30  233.30    19.08  3.43    51.59
PBNC    PFS Bancorp, Inc.                 19.50      28.70    30.50  32.50    32.00  31.80  106.70  106.70    24.30  1.54    49.18
PCBI    Peoples Community Bancorp, Inc.   22.00      85.50    21.20  21.20    16.20  19.20  113.00  126.70     6.51  0.00     0.00
PEDE    Great Pee Dee Bancorp, Inc.       16.00      29.00    21.10  31.20    22.20  24.30  108.50  113.20    18.30  3.88    84.03
PFB     PFF Bancorp, Inc.                 39.27     652.50    13.60  13.80    15.50  16.00  205.30  206.10    17.74  2.04    23.38
PFDC    Peoples Bancorp                   25.65      86.50    20.00  20.20    16.90  16.90  134.80  141.10    17.42  2.65    44.74
PFED    Park Bancorp, Inc.                30.63      35.20    13.40  15.40    14.90  16.40  108.10  108.10    12.19  1.96    29.13
PFS     Provident Financial Services,
          Inc.                            18.02   1,083.90    23.70  24.40    28.60  28.60  131.70  135.40    25.45  1.33    34.92
PFSB    PennFed Financial Services, Inc.  31.40     211.80    19.20  19.20    19.40  17.90  178.10  180.90    11.53  1.27    24.69
PPBI    Pacific Premier Bancorp, Inc.     11.11      58.40     6.30   9.70     9.30  10.70  172.00  172.00    18.65  0.00     0.00
PROV    Provident Financial Holdings,
          Inc.                            24.99     179.90    11.00  11.00    11.80  11.80  163.80  164.00    13.11  1.60    15.73
PSFC    Peoples-Sidney Financial
          Corporation                     15.77      22.60    21.90  21.90    22.50  22.50  129.50  129.50    16.52  3.55    91.43
PVFC    PVF Capital Corp.                 14.55      92.90    20.20  20.20    12.50  12.50  149.20  149.20    12.53  2.03    24.94
PVSA    Parkvale Financial Corporation    28.04     157.40    14.90  15.70    15.50  17.40  150.80  169.00     9.78  2.85    40.88
QCBC    Quaker City Bancorp, Inc.         54.74     343.90    14.70  14.70    15.80  15.80  230.30  230.80    19.00  1.46    23.05
RIVR    River Valley Bancorp              22.99      37.30    16.00  15.60    14.50  14.50  165.60  165.90    14.84  2.96    40.25
RPFG    Rainier Pacific Financial Group,
          Inc.                            15.99     135.00    40.00  49.30       NA     NA  107.80  108.00    17.09  1.25       NA
SCFS    Seacoast Financial Services
          Corporation                     34.40   1,039.40    33.10  30.50    21.80  21.90  224.80  321.90    20.03  1.63    34.18
SMBC    Southern Missouri Bancorp, Inc.   16.25      37.40    13.50  14.10    13.50  13.70  140.90  158.40    12.41  2.22    30.00
SOBI    Sobieski Bancorp, Inc.             6.25       4.20       NM     NM       NM     NM   79.40   79.40     3.82  0.00     0.00
SOV     Sovereign Bancorp, Inc.           21.71   6,653.50    16.50  15.90    15.00  16.00  169.60  281.30    14.12  0.55     7.24
SSFC    South Street Financial Corp.       9.95      30.60    35.50  35.50    26.20  26.20  119.40  119.40    14.36  4.02   105.26
STBI    Sturgis Bancorp, Inc.             14.48      40.70    25.90     NA    18.30     NA  138.70  168.80    13.83  2.49    45.57
STSA    Sterling Financial Corporation    32.32     730.20    15.50  14.40    15.00  15.20  169.50  260.00    11.96  0.00     0.00
SVBI    Severn Bancorp, Inc.              29.05     120.80    10.00  10.00    10.50  10.50  234.20  235.80    20.18  1.38    13.00
SZB     SouthFirst Bancshares, Inc.       16.10      11.60       NM     NM       NM     NM  102.90  108.20     8.35  3.73       NM
THRD    TF Financial Corporation          29.89      87.30    13.10  13.10       NM     NM  138.40  150.50    13.01  2.28       NM
TONE    TierOne Corporation               21.31     414.30    16.10  19.10    17.60  18.40  127.30  127.30    17.06  0.94     4.13
TRST    TrustCo Bank Corp NY              12.98     965.70    17.10  21.20    18.00  20.90  411.90  412.90    33.26  4.62    83.33
TSBK    Timberland Bancorp, Inc.          22.35      87.20    15.50  15.30    15.40  14.50  122.00  122.00    19.55  2.51    38.62
TSH     Teche Holding Co.                 35.65      81.20    14.40  14.60    13.70  13.70  137.60  137.60    13.93  2.24    28.35
UCBC    Union Community Bancorp           17.63      37.00    19.20  19.20    16.20  16.20  103.40  112.10    13.97  3.40    55.05
UCFC    United Community Financial Corp.  12.14     378.10    16.90  18.40    16.40  17.10  155.60  183.70    18.14  2.47    40.54
UPFC    United PanAm Financial Corp.      14.54     234.70    14.50  15.60    19.10  20.10  215.90  215.90    14.18  0.00     0.00
UTBI    United Tennessee Bankshares, Inc. 17.00      20.90    13.30  13.30    11.00  11.30  117.80  123.20    17.76  2.12    23.23
WEFC    Wells Financial Corp.             25.27      29.40    15.80  15.80     9.40   9.40  103.90  103.90    12.96  3.48    31.34

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
WES     Westcorp                          42.78   2,217.10    12.90     NA    13.90     NA  191.50  191.60    15.03  1.31    17.59
WFI     Winton Financial Corporation      14.70      67.60    11.90  13.40    14.10  14.70  147.90  148.10    12.32  3.06    41.35
WFSL    Washington Federal, Inc.          23.69   1,858.60    14.50  14.30    13.50  13.60  170.20  180.00    24.65  3.38    45.71
WM      Washington Mutual, Inc.           44.25  38,185.70     9.40  15.50    10.30  13.50  187.30  273.70    13.60  3.89    38.52
WOFC    Western Ohio Financial
          Corporation                     32.63      58.80    29.10  29.70    24.40  25.30  129.70  129.70    14.43  3.06    74.63
WRO     Woronoco Bancorp, Inc.            30.80     113.10    19.30  19.30    17.20  17.50  139.00  142.20    13.70  2.56    40.78
WSB     Washington Savings Bank, F.S.B.
          (The)                            9.32      67.80     7.10   9.70     8.70   9.80  152.80  152.80    16.21  2.58    20.56
WSBI    Warwick Community Bancorp, Inc.   30.77     139.20       NM     NM    45.90  48.90  184.30  190.30    18.54  1.95    89.55
WSFS    WSFS Financial Corporation        47.51     343.20    15.00  15.40    15.80  16.60  176.30  177.10    15.61  0.51     7.00
WVFC    WVS Financial Corp.               18.04      44.70    25.10  25.10    19.00  19.00  152.50  152.50    11.26  3.55    67.37

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
        All Fully Converted Average       23.49     704.19    19.14  21.93    18.76  21.01  154.25  168.13    14.60  2.06    40.41
        All Fully Converted Median        21.31      75.20    15.90  16.65    15.80  16.55  142.65  149.85    13.82  2.12    33.06

        All Mutual Holding Companies
ALLB    Greater Delaware Valley Savings
          Bank (MHC)                      30.90     106.30    38.60  38.60    46.80  46.80  296.30  296.30    27.99  1.17    54.55
BCSB    BCSB Bankcorp, Inc. (MHC)         15.98      94.30       NM 145.90       NM 208.70  205.70  218.50    12.90  3.13   625.00
CFFN    Capitol Federal Financial (MHC)   32.04   2,364.40    61.60  61.60       NM  94.20  235.90  235.90    27.07  6.24   750.00
CHEV    Cheviot Financial Corp. (MHC)     10.50     104.20       NM  91.70       NA     NA  136.60  136.60    38.08  1.90       NA
CHFN    Charter Financial Corp. (MHC)     34.19     669.10       NM  95.30       NM 129.90  262.60  269.00    65.38  2.34   303.03
CSBK    Clifton Savings Bancorp, Inc.
          (MHC)                           11.79     360.00       NA     NA       NA     NA      NA      NA       NA  0.00       NA
GCBC    Greene County Bancorp Inc. (MHC)  30.30      62.20    21.00  20.40    23.50  23.40  202.00  202.00    22.20  2.64    58.91
GOV     Gouverneur Bancorp Inc. (MHC)     12.11      27.60    30.30  40.90    36.70  39.00  155.20  155.20    28.81  2.15    78.79
HCBK    Hudson City Bancorp, Inc. (MHC)   35.61   6,742.40    29.70  30.50    31.50  33.90  464.90  464.90    36.03  1.91    54.87
JXSB    Jacksonville Bancorp, Inc. (MHC)  13.65      26.60    37.90  41.50    45.50  71.00  127.00  148.70    10.05  2.20   100.00
KFED    K-Fed Bancorp (MHC)               12.28     178.70       NA     NA       NA     NA  202.40  202.40    26.63  0.00       NA
NWSB    Northwest Bancorp, Inc. (MHC)     21.42   1,027.00    19.10  20.30    21.60  23.50  203.80  284.70    17.70  1.87    40.40
ONFC    Oneida Financial Corp. (MHC)      11.95      89.50    33.20  34.10    31.50  36.30  171.90  227.80    20.87  3.12    98.26
PBCT    People's Bank (MHC)               31.65   2,966.20     6.20  63.00    17.70  53.00  255.90  283.40    27.79  3.67    59.78
PBHC    Pathfinder Bancorp, Inc. (MHC)    15.86      38.80    30.50  44.20    26.00  30.90  178.60  225.60    13.14  2.52    65.57
PRTR    Partners Trust Financial Group,
          Inc. (MHC)                      22.87     325.30    24.90  24.30    23.30  23.20  180.80  228.20    24.67  2.10    44.90
ROME    Rome Bancorp, Inc. (MHC)          32.01     135.50       NM  78.00       NM  75.60  383.40  383.40    52.29  1.87   102.75
WCFB    Webster City Federal Bancorp
          (MHC)                           13.80      52.10    43.10  43.10    44.50  44.50  228.70  229.80    49.43  4.93   204.84
WFD     Westfield Financial Inc. (MHC)    20.70     217.00    32.30  40.10    30.90  33.50  164.20  164.20    25.82  0.97    29.85

        All MHC's Average                 21.56     820.38    31.42  53.74    31.63  60.46  225.33  242.03    29.27  2.35   166.97
        All MHC's Median                  20.70     135.50    30.50  41.50    31.20  41.75  203.10  228.00    26.85  2.15    72.18


        All Second Step Conversions
BKMU    Bank Mutual Corporation           10.35     815.40    28.80  28.80    33.40  33.50  110.00  119.20    26.36  1.55    46.77
BRKL    Brookline Bancorp, Inc.           14.64     863.90    45.80  49.80    43.10  46.70  144.80  144.80    54.25  2.32   217.65
CSBC    Citizens South Banking
          Corporation                     12.87     107.90    26.80  33.30    34.80  47.40  127.10  139.60    21.94  2.02    66.22
FCAP    First Capital, Inc.               24.25      68.40    20.20  20.20    18.50  18.50  153.90  177.90    16.49  2.47    44.27
FDEF    First Defiance Financial Corp.    26.32     168.20    16.90  17.30    14.10  14.90  132.40  156.10    16.24  3.04    37.43
FFFL    Fidelity Bankshares, Inc.         34.78     524.10    22.90  24.50    27.80  26.20  271.90  275.00    16.17  1.15    32.00
FFSX    First Federal Bankshares, Inc.    21.50      80.70    13.40  13.40    14.50  14.60  112.50  151.90    12.85  1.67    23.65
FNFG    First Niagara Financial Group,
          Inc.                            12.56   1,056.60    20.90  19.60    22.00  21.20  106.70  169.90    20.10  2.23    45.61
FSLA    First Sentinel Bancorp, Inc.      20.83     589.50    23.70  23.90    31.60  29.50  241.70  245.30    26.13  2.02    63.64
HARB    Harbor Florida Bancshares, Inc.   28.23     671.30    16.00  16.60    16.70  17.30  245.70  249.30    26.41  2.27    36.09
HFWA    Heritage Financial Corporation    18.66     113.00    13.30     NA    13.50     NA  190.40  214.40    17.36  3.32    42.75
JFBI    Jefferson Bancshares, Inc.        12.19     102.20    23.40  23.40       NM  26.50  108.20  108.20    33.16  1.31   130.80
PBCP    Provident Bancorp, Inc.           10.44     413.60       NM     NM    41.80  48.60  118.80  150.10    24.12  1.53    57.04
PFSL    Pocahontas Bancorp, Inc.          17.00      77.60    13.70  15.00    13.20  18.00  139.80  194.60    10.62  1.88    24.81
PHSB    PHSB Financial Corp.              19.00      55.20    15.80  41.00    18.30  36.30  116.60  116.60    16.14  4.21   105.77
PULB    Pulaski Financial Corp.           17.05      93.10    17.10  21.50    16.90  18.50  243.20  243.20    18.71  1.41    23.76
RVSB    Riverview Bancorp, Inc.           20.79     103.40    15.80  15.80    15.00  15.00  152.40  179.90    19.09  2.69    40.29
SFFS    Sound Federal Bancorp, Inc.       13.08     172.40    27.30  27.30    25.20  25.20  125.80  140.00    19.36  1.83    44.23
SYNF    Synergy Financial Group, Inc.      9.22     114.80    23.10     NA       NA     NA  108.80  109.50    16.62  0.00       NA
WAYN    Wayne Savings Bancshares, Inc.    15.60      61.00    18.60  26.00    21.70  21.70  137.40  137.40    16.39  3.08    65.69
WGBC    Willow Grove Bancorp, Inc.        15.29     155.60    25.50  27.40    24.30  29.30  135.90  137.10    17.64  2.62    60.32

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
WYPT    Waypoint Financial Corp.          27.28     910.10    42.60  61.40    25.50  31.00  217.70  229.40    16.94  2.05    48.60


        All Second Steps Average          18.27     332.64    22.46  26.64    23.60  27.00  156.44  172.25    21.05  2.12    59.88
        All Second Steps Median           17.03     135.20    20.90  23.90    21.85  25.70  136.65  154.00    18.18  2.04    45.61


        New Jersey
FMCO    FMS Financial Corporation         17.15     111.30    13.40  13.80    17.30  19.30  171.00  179.60     8.89  0.70    12.12
OCFC    OceanFirst Financial Corp.        22.50     300.20    16.10  16.10    15.20  15.40  218.50  220.80    17.00  3.56    54.05
PBCI    Pamrapo Bancorp, Inc.             24.50     121.90    15.70  15.70    15.60  15.60  233.30  233.30    19.08  3.43    51.59
PFSB    PennFed Financial Services, Inc.  31.40     211.80    19.20  19.20    19.40  17.90  178.10  180.90    11.53  1.27    24.69
PFS     Provident Financial Services,
          Inc.                            18.02   1,083.90    23.70  24.40    28.60  28.60  131.70  135.40    25.45  1.33    34.92

        New Jersey Fully Converted Average          365.82    17.62  17.84    19.22  19.36  186.52  190.00    16.39  2.06    35.47
        New Jersey Fully Converted Median           211.80    16.10  16.10    17.30  17.90  178.10  180.90    17.00  1.33    34.92

        New Jersey MHC's
CSBK    Clifton Savings Bancorp, Inc.
          (MHC)                           11.79     360.00       NA     NA       NA     NA      NA      NA       NA  0.00       NA
HCBK    Hudson City Bancorp, Inc. (MHC)   35.61   6,742.40    29.70  30.50    31.50  33.90  464.90  464.90    36.03  1.91    54.87

        New Jersey MHC's Average                  3,551.20    29.70  30.50    31.50  33.90  464.90  464.90    36.03  0.96    54.87
        New Jersey MHC's Median                   3,551.20    29.70  30.50    31.50  33.90  464.90  464.90    36.03  0.96    54.87


        New Jersey Second Steps
FSLA    First Sentinel Bancorp, Inc.      20.83     589.50    23.70  23.90    31.60  29.50  241.70  245.30    26.13  2.02    63.64
SYNF    Synergy Financial Group, Inc.      9.22     114.80    23.10     NA       NA     NA  108.80  109.50    16.62  0.00       NA

        New Jersey Second Steps Average             352.15    23.40  23.90    31.60  29.50  175.25  177.40    21.38  1.01    63.64
        New Jersey Second Steps Median              352.15    23.40  23.90    31.60  29.50  175.25  177.40    21.38  1.01    63.64


        Comparable Group
ALFC    Atlantic Liberty Financial Corp   18.73      29.70    24.60  24.60    21.80  21.80  113.20  113.20    18.56  1.28    24.42
CEBK    Central Bancorp, Inc.             34.52      57.50    57.50  57.50    18.40  19.00  132.30  139.40    11.72  1.39    25.53
ESBK    Elmira Savings Bank, FSB          33.10      33.80    14.30  14.70    14.00  15.80  151.10  154.90    11.48  2.30    31.47
HIFS    Hingham Institution for Savings   40.70      84.70    15.20  15.80    13.00  13.10  200.60  200.60    17.30  1.77    29.07
LARL    Laurel Capital Group, Inc.        21.26      40.90    24.20  25.00    23.10  23.40  148.80  172.30    13.59  3.76    86.96
LSBX    LSB Corporation                   15.36      66.20    21.30  25.50    15.40  22.60  118.50  118.50    13.68  3.39    50.00
MFLR    Mayflower Co-operative Bank       15.00      30.70    15.60  23.20    15.80  16.90  171.80  172.80    14.71  2.67    42.11
MYST    Mystic Financial, Inc.            28.89      45.20    20.10  23.30    27.50  34.90  152.40  152.40     9.85  1.59    39.52
PHSB    PHSB Financial Corp.              19.00      55.20    15.80  41.00    18.30  36.30  116.60  116.60    16.14  4.21   105.77
WSB     Washington Savings Bank, F.S.B.
          (The)                            9.32      67.80     7.10   9.70     8.70   9.80  152.80  152.80    16.21  2.58    20.56
WVFC    WVS Financial Corp.               18.04      44.70    25.10  25.10    19.00  19.00  152.50  152.50    11.26  3.55    67.37

        Comparable Average                           50.58    21.89  25.95    17.73  21.15  146.42  149.64    14.05  2.59    47.53
        Comparable Median                            45.20    20.10  24.60    18.30  19.00  151.10  152.50    13.68  2.58    39.52

        All Fully Converted Average                 704.19    19.14  21.93    18.76  21.01  154.25  168.13    14.60  2.06    40.41
        All Fully Converted Median                   75.20    15.90  16.65    15.80  16.55  142.65  149.85    13.82  2.12    33.06

              Exhibit 8
         Industry Multiples
   Pricing Data as of May 26, 2004

                                                             -------------------------------------------------------
                                                                       Current Price in Relation to
                                                             -------------------------------------------------------
                                                                                                                              LTM
                                         Current   Current                              LTM         Tangible       Current Dividend
                                          Stock     Market            Core      LTM    Core   Book    Book         Dividend Payout
                                          Price      Value Earnings    EPS      EPS     EPS   Value   Value   Assets Yield    Ratio
Ticker  Short Name                           ($)       ($M)      (x)    (x)      (x)    (x)     (%)     (%)      (%)   (%)      (%)
-----------------------------------------------------------------------------------------------------------------------------------
        All Second Steps Average                    332.64    22.46  26.64    23.60  27.00  156.44  172.25    21.05  2.12    59.88
        All Second Steps Median                     135.20    20.90  23.90    21.85  25.70  136.65  154.00    18.18  2.04    45.61

        All MHC's Average                           820.38    31.42  53.74    31.63  60.46  225.33  242.03    29.27  2.35   166.97
        All MHC's Median                            135.50    30.50  41.50    31.20  41.75  203.10  228.00    26.85  2.15    72.18

        New Jersey Fully Converted Average          365.82    17.62  17.84    19.22  19.36  186.52  190.00    16.39  2.06    35.47
        New Jersey Fully Converted Median           211.80    16.10  16.10    17.30  17.90  178.10  180.90    17.00  1.33    34.92

        New Jersey MHC's Average                  3,551.20    29.70  30.50    31.50  33.90  464.90  464.90    36.03  0.96    54.87
        New Jersey MHC's Median                   3,551.20    29.70  30.50    31.50  33.90  464.90  464.90    36.03  0.96    54.87

        New Jersey Second Steps Average             352.15    23.40  23.90    31.60  29.50  175.25  177.40    21.38  1.01    63.64
        New Jersey Second Steps Median              352.15    23.40  23.90    31.60  29.50  175.25  177.40    21.38  1.01    63.64


        Exhibit 9
        Second Step Conversion Performance
        Pricing Data as of May 26, 2004

                                                                                    ------------------------------------
                                                                                          Percent Change from IPO
                                                                                    ------------------------------------
        Ticker          Short Name                                         IPO Date       After 1 Day           To Date
        ----------------------------------------------------------------------------------------------------------------

        PBCP            Provident Bank                                   01/15/2004             15.00              4.40
        SYNF            Synergy Bank                                     01/21/2004             10.90             (7.80)

                        ------------------------------------------------------------------------------------------------
        2004            Average                                                                 12.95             (1.70)
                        Median                                                                  12.95             (1.70)
                        ------------------------------------------------------------------------------------------------

        SFFS            Sound FS&LA                                      01/07/2003             10.00             30.80
        WAYN            Wayne Savings Community Bank                     01/09/2003             12.00             56.00
        FNFG            First Niagara Bank                               01/21/2003             12.70             25.60
        JFBI            Jefferson FS&LA                                  07/02/2003             23.90             21.90
        BKMU            Bank Mutual                                      10/30/2003             17.80              3.50

                        ------------------------------------------------------------------------------------------------
        2003            Average                                                                 15.28             27.56
                        Median                                                                  12.70             25.60
                        ------------------------------------------------------------------------------------------------

        WGBC            Willow Grove Bank                                04/04/2002              9.50             52.90
        BRKL            Brookline Savings Bank                           07/10/2002             10.60             46.40
        CSBC            Citizens South Bank                              10/01/2002             (0.50)            28.70

                        ------------------------------------------------------------------------------------------------
        2002            Average                                                                  6.53             42.67
                        Median                                                                   9.50             46.40
                        ------------------------------------------------------------------------------------------------

        FFFL            Fidelity Federal Bank and Trust                  05/15/2001             22.31            247.80
        PHSB            Peoples Home Savings Bank                        12/21/2001             22.40             90.00

                        ------------------------------------------------------------------------------------------------
        2001            Average                                                                 22.36            168.90
                        Median                                                                  22.36            168.90
                        ------------------------------------------------------------------------------------------------

                        ------------------------------------------------------------------------------------------------
        1/1/2001 to     Average                                                                 13.88             50.02
        38133           Median                                                                  12.35             29.75
                        ------------------------------------------------------------------------------------------------

        Exhibit 10.
        Recent Standard Conversion Performance
        Pricing Data as of May 26, 2004


                                                                                          ---------------------------------------
                                                                                                 Percent Change from IPO
                                                                                          ---------------------------------------
        Ticker           Short Name                                              IPO Date        After 1 Day             To Date
        -------------------------------------------------------------------------------------------------------------------------

        NABC             New Haven Savings Bank                                04/02/2004              52.00               44.60
        SEFL             St. Edmond's FSB                                      05/06/2004              (1.50)              (4.00)
                         --------------------------------------------------------------------------------------------------------
        Q2'04            Average                                                                       25.25               20.30
                         Median                                                                        25.25               20.30
                         --------------------------------------------------------------------------------------------------------
        2004 YTD         Average                                                                       25.25               20.30
                         Median                                                                        25.25               20.30
                         --------------------------------------------------------------------------------------------------------
        RPFG             Rainier Pacific Savings Bank                          10/21/2003              69.90               59.90
        KNBT             Keystone Nazareth Bank & Trust Co.                    11/03/2003              68.80               67.00
                         --------------------------------------------------------------------------------------------------------
        Q4'03            Average                                                                       69.35               63.45
                         Median                                                                        69.35               63.45
                         --------------------------------------------------------------------------------------------------------
        RFBK             Rantoul First Bank                                    04/02/2003              15.10               64.50
        CFBC             Community First Bank                                  06/27/2003              20.00               50.00
                         --------------------------------------------------------------------------------------------------------
        Q2'03            Average                                                                       17.55               57.25
                         Median                                                                        17.55               57.25
                         --------------------------------------------------------------------------------------------------------
        CCFC             Clay County S&LA                                      01/09/2003              20.00               27.50
        PFS              Provident Bank                                        01/16/2003              55.00               80.20
                         --------------------------------------------------------------------------------------------------------
        Q1'03            Average                                                                       37.50               53.85
                         Median                                                                        37.50               53.85
                         --------------------------------------------------------------------------------------------------------
        2003             Average                                                                       41.47               58.18
                         Median                                                                        37.50               62.20
                         --------------------------------------------------------------------------------------------------------
        TONE             TierOne Bank                                          10/02/2002              38.00              113.10
        ALFC             Atlantic Liberty Savings                              10/23/2002              30.20               87.30
                         --------------------------------------------------------------------------------------------------------
        Q4'02            Average                                                                       34.10              100.20
                         Median                                                                        34.10              100.20
                         --------------------------------------------------------------------------------------------------------
        FPTB             Pacific Trust Bank                                    08/23/2002              18.58               80.00
        MCBF             Monarch Community Bank                                08/30/2002              16.80               30.00
                         --------------------------------------------------------------------------------------------------------
        Q3'02            Average                                                                       17.69               55.00
                         Median                                                                        17.69               55.00
                         --------------------------------------------------------------------------------------------------------

                                                                          Page 1

        Exhibit 10


        RSVB             Mt. Troy Savings Bank                                 04/08/2002              25.00               82.50
                         --------------------------------------------------------------------------------------------------------
        Q2'02            Average                                                                       25.00               82.50
                         Median                                                                        25.00               82.50
                         --------------------------------------------------------------------------------------------------------
        HRGB             Heritage Savings Bank                                 02/26/2002              20.50              158.70
                         --------------------------------------------------------------------------------------------------------
        Q1'02            Average                                                                       20.50              158.70
                         Median                                                                        20.50              158.70
                         --------------------------------------------------------------------------------------------------------
        2002             Average                                                                       24.85               91.93
                         Median                                                                        22.75               84.90
                         --------------------------------------------------------------------------------------------------------
        PBNC             Peoples Federal Savings Bank                          10/12/2001              21.50               95.00
        CSFC             Michigan City Savings and Loan Association            12/28/2001              20.00              160.00
        AFBA             Allied First Bank                                     12/31/2001              20.00               56.00
                         --------------------------------------------------------------------------------------------------------
        Q4'01            Average                                                                       20.50              103.67
                         Median                                                                        20.00               95.00
                         --------------------------------------------------------------------------------------------------------
        GLBP             Globe Homestead Federal                               07/10/2001              13.12               56.50
                         --------------------------------------------------------------------------------------------------------
        Q3'01            Average                                                                       13.12               56.50
                         Median                                                                        13.12               56.50
                         --------------------------------------------------------------------------------------------------------
        FBTC             First Bank & Trust                                    04/19/2001              13.20               25.10
        CFSL             Chesterfield FS&LA of Chicago                         05/02/2001              36.50              182.00
        BAFI             Affiliated Bank                                       06/01/2001               0.00              210.00
                         --------------------------------------------------------------------------------------------------------
        Q2'01            Average                                                                       16.57              139.03
                         Median                                                                        13.20              182.00
                         --------------------------------------------------------------------------------------------------------
        CTZN             Citizens First Savings Bank                           03/07/2001              38.10              130.00
        BUCS             BUCS Federal                                          03/15/2001              30.00              160.00
                         --------------------------------------------------------------------------------------------------------
        Q1'01            Average                                                                       34.05              145.00
                         Median                                                                        34.05              145.00
                         --------------------------------------------------------------------------------------------------------
                         Average                                                                       21.38              119.40
                         Median                                                                        20.00              130.00
                         --------------------------------------------------------------------------------------------------------
        1/1/2001 to      Average                                                                       21.38              119.40
        5/26/04          Median                                                                        20.00              130.00
                         --------------------------------------------------------------------------------------------------------

Exhibit 11

                                                   Roebling Financial Corp, Inc.
                                           Pro Forma Analysis Sheet - Twelve Months Ended
                                                          March 31, 2004
                                                         Includes SOP 93-6

                                         ------------------------------------------------------------------------------------------
                                                Bank               Comparables                   State                     National
                                         ------------------------------------------------------------------------------------------
                                                                Mean       Median          Mean      Median        Mean     Median
                                   Min           20.41
Price-Core Earnings Ratio P/E      Mid           24.39          21.15       19.00         19.36       17.90       21.01      16.55
-----------------------------      Max           27.78
                                   Smax          32.26

                                   Min          92.17%
Price-to-Book Ratio P/B            Mid         100.70%        146.42%     151.10%       186.52%     178.10%     154.25%    142.65%
-----------------------            Max         108.11%
                                   Smax        115.61%

                                   Min          92.17%
Price-to-Tangible Book Ratio P/TB  Mid         100.70%        149.64%     152.50%       190.00%     180.90%     168.13%    149.85%
---------------------------------  Max         108.11%
                                   Smax        115.61%

                                   Min          12.61%
Price-to-Assets Ratio P/A          Mid          14.69%         14.05%      13.68%        16.39%      17.00%      14.60%     13.82%
-------------------------          Max          16.71%
                                   Smax         19.00%

Exhibit 11

Valuation Parameters
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base      Y
Period Ended March 31, 2004                                     $ 552 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2004                                          $ 7,513
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2004                                         $ 87,485
--------------------------------------------------------------------------------
Return on Money                     R                           1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $ 483
                                    X                           3.51% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $ 891 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                       $ 594
ESOP Purchases                      E                           8.00% (5)
Cost of ESOP Borrowings                                          $ 59 (5)
Cost of ESOP Borrowings             S                           0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                            $ 297 (6)
MRP Purchases                       M                           4.00%
MRP Expense                                                      $ 59
--------------------------------------------------------------------------------
Foundation Amount                                                 $ - (7)
Foundation Amount                   F                           0.00% 0.00%
Foundation Opportunity Cost                                       $ -
Tax Benefit                         Z                             $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                         39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                         53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                 $ 7,422 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                  12
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended March 31, 2004.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 11

                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =              $13,750,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =              $13,750,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =              $13,750,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

------------------------------------------------------------------------------
                                    Total Shares      Price          Total
Conclusion                             Shares       Per Share        Value
------------------------------------------------------------------------------

Appraised Value - Midpoint            1,375,000        $ 10.00    $13,750,000

Range:
  - Minimum                           1,168,750          10.00     11,687,500
  - Maximum                           1,581,250          10.00     15,812,500
  - Super Maximum                     1,818,438          10.00     18,184,380

                                                                Pre Foundation
                                         --------------------------------------------------------------
                                                                Appraised Value
                                         --------------------------------------------------------------
Conclusion                                  Minimum       Midpoint       Maximum      SuperMaximum *
                                         --------------------------------------------------------------
 Total Shares                                1,168,750      1,375,000      1,581,250         1,818,438
 Price per Share                                  $ 10           $ 10           $ 10              $ 10
 Full Conversion Value                    $ 11,687,500   $ 13,750,000   $ 15,812,500      $ 18,184,380
 Exchange Shares                               537,872        632,795        727,718           836,887
 Exchange Percent                               46.02%         46.02%         46.02%            46.02%
 Conversion Shares                             630,878        742,205        853,532           981,551
 Conversion Percent                             53.98%         53.98%         53.98%            53.98%
 Gross Proceeds                           $  6,308,780   $  7,422,050   $  8,535,320      $  9,815,510
 Exchange Value                           $  5,378,720   $  6,327,950   $  7,277,180      $  8,368,870
 Exchange Ratio                                 2.7448         3.2292         3.7136            4.2707
                                         --------------------------------------------------------------

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 11

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
----------------------------------       --------------------------------------------------------------
Conversion Proceeds                            Minimum       Midpoint        Maximum          SuperMax
----------------------------------       --------------------------------------------------------------
Total Shares Offered                         1,168,750      1,375,000      1,581,250         1,818,438
Conversion Shares Offered                      630,878        742,205        853,532           981,551
Price Per Share                            $        10     $       10     $       10       $        10
                                         --------------------------------------------------------------
Gross Proceeds                             $     6,309     $    7,422     $    8,535       $     9,816
Plus: Value issued to Foundation   (9)               -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Market Capitalization                  6,309          7,422          8,535             9,816
                                         ==============================================================
Gross Proceeds                                   6,309          7,422          8,535             9,816
Less:  Est. Conversion Expenses                    474            483            491               500
Cash issued to foundation                            -              -              -                 -
                                         --------------------------------------------------------------
Net Proceeds                               $     5,835     $    6,939     $    8,044       $     9,316
                                         ==============================================================
----------------------------------
Estimated Income from Proceeds
----------------------------------
Net Conversion Proceeds                    $     5,835     $    6,939     $    8,044       $     9,316
Less:  ESOP Adjustment             (3)             505            594            683               785
Less:  MRP Adjustment              (3)             252            297            341               393
                                         --------------------------------------------------------------
Net Proceeds Reinvested                    $     5,078     $    6,048     $    7,020       $     8,138
Estimated Incremental Rate of Return             1.16%          1.16%          1.16%             1.16%
                                         --------------------------------------------------------------
Estimated Incremental Return               $        59     $       70     $       81       $        94
Less:  Cost of ESOP                (4)               -              -              -                 -
Less:  Amortization of ESOP        (7)              30             36             41                47
Less:  MRP Adjustment              (7)              30             36             41                47
                                         --------------------------------------------------------------
Pro-forma Net Income                                (1)            (2)            (1)                -
Earnings Before Conversion                         552            552            552               552
                                         --------------------------------------------------------------
Earnings Excluding Adjustment                      551            550            551               552
Earnings Adjustment                (6)               -              -              -                 -
                                         --------------------------------------------------------------
Earnings After Conversion                  $       551     $      550     $      551       $       552
                                         --------------------------------------------------------------

Exhibit 11

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                         --------------------------------------------------------------
                                               Minimum       Midpoint        Maximum          SuperMax
                                         --------------------------------------------------------------
----------------------------------
Pro-forma Net Worth
----------------------------------
Net Worth at March 31, 2004                   $  7,513       $  7,513       $  7,513          $  7,513
Net Conversion Proceeds                          5,835          6,939          8,044             9,316
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)             (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)             (393)
                                         --------------------------------------------------------------
Pro-forma Net Worth                           $ 12,687       $ 13,657       $ 14,629          $ 15,747
----------------------------------
Pro-forma Tangible Net Worth
----------------------------------
Pro-forma Net Worth                           $ 12,687       $ 13,657       $ 14,629          $ 15,747
Less:  Intangible                  (5)               -              -              -                 -
                                         --------------------------------------------------------------
Pro-forma Tangible Net Worth                  $ 12,687       $ 13,657       $ 14,629          $ 15,747
----------------------------------
Pro-forma Assets
----------------------------------
Total Assets at March 31, 2004                $ 87,485       $ 87,485       $ 87,485          $ 87,485
Net Conversion Proceeds                          5,835          6,939          8,044             9,316
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)             (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)             (393)
                                         --------------------------------------------------------------
Pro-forma Assets Excluding Adjustment           92,659         93,629         94,601            95,719
Plus:  Adjustment                  (6)               -              -              -                 -
                                         --------------------------------------------------------------
Pro-forma Total Assets                        $ 92,659       $ 93,629       $ 94,601          $ 95,719
                                         --------------------------------------------------------------
----------------------------------
Stockholder's Equity Per Share
----------------------------------
Net Worth at March 31, 2004                   $   6.43       $   5.46       $   4.75          $   4.13
Estimated Net Proceeds                            4.99           5.05           5.09              5.12
Plus: MHC Adjustment                              0.08           0.07           0.06              0.05
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Stock                                (0.43)         (0.43)         (0.43)            (0.43)
Less:  MRP Stock                                 (0.22)         (0.22)         (0.22)            (0.22)
                                         --------------------------------------------------------------
Pro-forma Net Worth Per Share                    10.85           9.93           9.25              8.65
Less:  Intangible                                    -              -              -                 -
                                         --------------------------------------------------------------
Pro-forma Tangible Net Worth Per Share        $  10.85       $   9.93       $   9.25          $   8.65
                                         --------------------------------------------------------------

Exhibit 11

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                         --------------------------------------------------------------
                                               Minimum       Midpoint        Maximum          SuperMax
                                         --------------------------------------------------------------
----------------------------------
Net Earnings Per Share
----------------------------------
Historical Earnings Per Share      (8)          $ 0.50         $ 0.42         $ 0.37            $ 0.32
Incremental return Per Share       (8)            0.05           0.05           0.05              0.05
ESOP Adjustment Per Share          (8)           (0.03)         (0.03)         (0.03)            (0.03)
MRP Adjustment Per Share           (8)           (0.03)         (0.03)         (0.03)            (0.03)
Normalizing Adjustment Per Share                     -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.49         $ 0.41         $ 0.36            $ 0.31
                                         ==============================================================
----------------------------------
Shares Utilized
----------------------------------
Shares Utilized                                  1,113          1,309          1,505             1,731
                                         --------------------------------------------------------------
----------------------------------
Pro-forma Ratios
----------------------------------
Price/EPS without Adjustment                     20.41          24.39          27.78             32.26
Price/EPS with Adjustment                        20.41          24.39          27.78             32.26
Price/Book Value per Share                      92.17%        100.70%        108.11%           115.61%
Price/Tangible Book Value                       92.17%        100.70%        108.11%           115.61%
Market Value/Assets                             12.61%         14.69%         16.71%            19.00%
                                         --------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 11

----------------------------------
Expense Calculations
----------------------------------
Total Shares Offered                               631            742            854               982
Price Per Share                                $    10        $    10        $    10           $    10
                                         --------------------------------------------------------------
Gross Proceeds                                 $ 6,309        $ 7,422        $ 8,535           $ 9,816
Estimated Insider Purchases                          -              -              -                 -
ESOP Purchases                                    (505)          (594)          (683)             (785)
                                         --------------------------------------------------------------
Proceeds to Base Fee On                        $ 5,804        $ 6,828        $ 7,852           $ 9,031
Underwriters Percentage                          0.80%          0.80%          0.80%             0.80%
                                         --------------------------------------------------------------
Underwriters Fee                               $    46        $    55        $    63           $    72
Advisory Fee                                         -              -              -                 -
                                         --------------------------------------------------------------
Total Underwriters Fee                              46             55             63                72
All Other Expenses                                 428            428            428               428
                                         --------------------------------------------------------------
Total Expense                                  $   474        $   483        $   491           $   500

----------------------------------
Shares Calculations
----------------------------------
Shares Outstanding (used for BV/Sh)              1,169          1,375          1,581             1,818
Less:  New ESOP Adjustment                          50             59             68                79
Less:  Old ESOP Adjustment         (1)              15             18             20                23
Plus:  New SOP 93-6 ESOP Shares    (2)               5              6              7                 8
Plus:  Old SOP 93-6 ESOP Shares    (2)               4              5              6                 7
                                         --------------------------------------------------------------
Shares for all EPS Calculations                  1,113          1,309          1,505             1,731
                                         ==============================================================

Actual number of shares for EPS              1,112,568      1,308,903      1,505,238         1,731,024
Actual foundation shares                             0              0              0                 0

                                                                Post Foundation
                                         --------------------------------------------------------------
                                                                Appraised Value
                                         --------------------------------------------------------------
Conclusion                                     Minimum       Midpoint        Maximum      SuperMaximum
                                         --------------------------------------------------------------
 Shares Issued and Exchanged                 1,168,750      1,375,000      1,581,250         1,818,438
 Price per Share                           $        10    $        10    $        10       $        10
 Shares Issued to Foundation                         -              -              -                 -
 Total Shares                                1,168,750      1,375,000      1,581,250         1,818,438
 Exchange Shares                               537,872        632,795        727,718           836,887
 Conversion Shares                             630,878        742,205        853,532           981,551
 Implied Exhange Ratio                          2.7448         3.2292         3.7136            4.2707
 Gross Proceeds                            $ 6,308,780    $ 7,422,050    $ 8,535,320       $ 9,815,510
 Exchange Value                            $ 5,378,720    $ 6,327,950    $ 7,277,180       $ 8,368,870
                                         --------------------------------------------------------------

Exhibit 11

----------------------------------
MRP Dilution
----------------------------------
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250         1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283            78,524
Less:  Old ESOP Adjustment                      15,063         17,722         20,380            23,438
Plus:  New MRP issued              (1)          46,750         55,000         63,250            72,738
Plus:  New SOP 93-6 ESOP Shares    (2)           5,047          5,938          6,828             7,852
Plus:  Old SOP 93-6 ESOP Shares                  4,304          5,063          5,823             6,696
                                   (2)
Shares for all EPS Calculations              1,159,318      1,363,903      1,568,488         1,803,762
EPS                                        $      0.48    $      0.41    $      0.35       $      0.31

BV/Share                                   $     10.44    $      9.55    $      8.90       $      8.33
Voting Dilution                                  4.20%          4.20%          4.20%             4.20%
-------------------------------------------------------------------------------------------------------

----------------------------------
Option Dilution
----------------------------------
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250         1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283            78,524
Less:  Old ESOP Adjustment                      15,063         17,722         20,380            23,438
Plus:  Options                     (1)         116,875        137,500        158,125           181,844
Plus:  New SOP 93-6 ESOP Shares    (2)           5,047          5,938          6,828             7,852
Plus:  Old SOP 93-6 ESOP Shares                  4,304          5,063          5,823             6,696
                                   (2)
Shares for all EPS Calculations              1,229,443      1,446,403      1,663,363         1,912,868
EPS                                        $      0.45    $      0.38    $      0.33       $      0.29

BV/Share                                   $     10.78    $      9.94    $      9.32       $      8.78
Voting Dilution                                 10.50%         10.50%         10.50%            10.50%

-------------------------------------------------------------------------------------------------------

Exhibit 12

                                                  Roebling Financial Corp, Inc.
                                          Pro Forma Analysis Sheet - Twelve Months Ended
                                                        September 30, 2003
                                                        Includes SOP 93-6

                                         -------------------------------------------------------------------------------------------
                                                Bank       Comparables                    State                 National
                                         -------------------------------------------------------------------------------------------
                                                             Mean         Median        Mean        Median      Mean         Median
                                   Min           20.41
Price-Core Earnings Ratio P/E      Mid           23.81      21.15          19.00       19.36         17.90     21.01          16.55
-----------------------------      Max           27.78
                                   Smax          32.26

                                   Min          94.70%
Price-to-Book Ratio P/B            Mid         103.20%    146.42%        151.10%     186.52%       178.10%   154.25%        142.65%
-----------------------            Max         110.62%
                                   Smax        118.06%

                                   Min          94.70%
Price-to-Tangible Book Ratio P/TB  Mid         103.20%    149.64%        152.50%     190.00%       180.90%   168.13%        149.85%
---------------------------------  Max         110.62%
                                   Smax        118.06%

                                   Min          12.58%
Price-to-Assets Ratio P/A          Mid          14.65%     14.05%         13.68%      16.39%        17.00%    14.60%         13.82%
-------------------------          Max          16.67%
                                   Smax         18.95%

Exhibit 12

Valuation Parameters
--------------------------------------------------------------------------------
Prior Twelve Mos. Earning Base      Y
Period Ended September 30, 2003                                 $ 559 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of September 30, 2003                                      $ 7,180
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of September 30, 2003                                     $ 87,744
--------------------------------------------------------------------------------
Return on Money                     R                           1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                             $ 483
                                    X                           3.51% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                           $ 891 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                       $ 594
ESOP Purchases                      E                           8.00% (5)
Cost of ESOP Borrowings                                          $ 59 (5)
Cost of ESOP Borrowings             S                           0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                            $ 297 (6)
MRP Purchases                       M                           4.00%
MRP Expense                                                      $ 59
--------------------------------------------------------------------------------
Foundation Amount                                                 $ - (7)
Foundation Amount                   F                           0.00% 0.00%
Foundation Opportunity Cost                                       $ -
Tax Benefit                         Z                             $ - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                         39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                         53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                 $ 7,422 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                  12
--------------------------------------------------------------------------------

(1)  Net income for the twelve months ended September 30, 2003.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 12

                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =              $13,750,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =              $13,750,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =              $13,750,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                     Total Shares      Price          Total
Conclusion                              Shares       Per Share        Value
----------                              ------       ---------        -----

Appraised Value - Midpoint             1,375,000           $ 10     $13,750,000

Range:
  - Minimum                            1,168,750           $ 10      11,687,500
  - Maximum                            1,581,250             10      15,812,500
  - Super Maximum                      1,818,438             10      18,184,380

                                                                Pre Foundation
                                         -------------------------------------------------------------
                                                               Appraised Value
                                         -------------------------------------------------------------
Conclusion                                  Minimum       Midpoint       Maximum      SuperMaximum *
                                         -------------------------------------------------------------
 Total Shares                                1,168,750      1,375,000      1,581,250        1,818,438
 Price per Share                          $         10   $         10   $         10     $         10
 Full Conversion Value                    $ 11,687,500   $ 13,750,000   $ 15,812,500     $ 18,184,380
 Exchange Shares                               537,872        632,795        727,718          836,887
 Exchange Percent                               46.02%         46.02%         46.02%           46.02%
 Conversion Shares                             630,878        742,205        853,532          981,551
 Conversion Percent                             53.98%         53.98%         53.98%           53.98%
 Gross Proceeds                           $  6,308,780   $  7,422,050   $  8,535,320     $  9,815,510
 Exchange Value                           $  5,378,720   $  6,327,950   $  7,277,180     $  8,368,870
 Exchange Ratio                                 2.7448         3.2292         3.7136           4.2707
                                         -------------------------------------------------------------

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 12

                                                   Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
----------------------------------       -------------------------------------------------------------
Conversion Proceeds                            Minimum       Midpoint        Maximum         SuperMax
----------------------------------       -------------------------------------------------------------
Total Shares Offered                         1,168,750      1,375,000      1,581,250        1,818,438
Conversion Shares Offered                      630,878        742,205        853,532          981,551
Price Per Share                                   $ 10           $ 10           $ 10             $ 10
                                         -------------------------------------------------------------
Gross Proceeds                             $     6,309    $     7,422    $     8,535      $     9,816
Plus: Value issued to Foundation   (9)               -              -              -                -
                                         -------------------------------------------------------------
Pro Forma Market Capitalization                  6,309          7,422          8,535            9,816
                                         =============================================================
Gross Proceeds                                   6,309          7,422          8,535            9,816
Less:  Est. Conversion Expenses                    474            483            491              500
Less: Cash issued to the Foundation                  -              -              -                -
                                         -------------------------------------------------------------
Net Proceeds                               $     5,835    $     6,939    $     8,044      $     9,316
                                         =============================================================
----------------------------------
Estimated Income from Proceeds
----------------------------------
Net Conversion Proceeds                    $     5,835    $     6,939    $     8,044      $     9,316
Less:  ESOP Adjustment             (3)             505            594            683              785
Less:  MRP Adjustment              (3)             252            297            341              393
                                         -------------------------------------------------------------
Net Proceeds Reinvested                    $     5,078    $     6,048    $     7,020      $     8,138
Estimated Incremental Rate of Return             1.16%          1.16%          1.16%            1.16%
                                         -------------------------------------------------------------
Estimated Incremental Return               $        59    $        70    $        81      $        94
Less:  Cost of ESOP                (4)               -              -              -                -
Less:  Amortization of ESOP        (7)              30             36             41               47
Less:  MRP Adjustment              (7)              30             36             41               47
                                         -------------------------------------------------------------
Pro Forma Net Income                                (1)            (2)            (1)               -
Earnings Before Conversion                         559            559            559              559
                                         -------------------------------------------------------------
Earnings Excluding Adjustment                      558            557            558              559
Earnings Adjustment                (6)               -              -              -                -
                                         -------------------------------------------------------------
Earnings After Conversion                  $       558    $       557    $       558      $       559
                                         -------------------------------------------------------------

Exhibit 12


                                                   Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
                                         -------------------------------------------------------------
                                               Minimum       Midpoint        Maximum         SuperMax
                                         -------------------------------------------------------------
----------------------------------
Pro Forma Net Worth
----------------------------------
Net Worth at September 30, 2003               $  7,180       $  7,180       $  7,180         $  7,180
Net Conversion Proceeds                          5,835          6,939          8,044            9,316
Plus: MHC Adjustment               (7)              96             96             96               96
Plus:  Value issued to Foundation                    -              -              -                -
Less: After Tax Expense of Foundation                -              -              -                -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)            (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)            (393)
                                         -------------------------------------------------------------
Pro Forma Net Worth                           $ 12,354       $ 13,324       $ 14,296         $ 15,414
----------------------------------
Pro Forma Tangible Net Worth
----------------------------------
Pro Forma Net Worth                           $ 12,354       $ 13,324       $ 14,296         $ 15,414
Less:  Intangible                  (5)               -              -              -                -
                                         -------------------------------------------------------------
Pro Forma Tangible Net Worth                  $ 12,354       $ 13,324       $ 14,296         $ 15,414
----------------------------------
Pro Forma Assets
----------------------------------
Total Assets at September 30, 2003            $ 87,744       $ 87,744       $ 87,744         $ 87,744
Net Conversion Proceeds                          5,835          6,939          8,044            9,316
Plus: MHC Adjustment               (7)              96             96             96               96
Plus:  Value issued to Foundation                    -              -              -                -
Less: After Tax Expense of Foundation                -              -              -                -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)            (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)            (393)
                                         -------------------------------------------------------------
Pro Forma Assets Excluding Adjustment           92,918         93,888         94,860           95,978
Plus:  Adjustment                  (6)               -              -              -                -
                                         -------------------------------------------------------------
Pro Forma Total Assets                        $ 92,918       $ 93,888       $ 94,860         $ 95,978
                                         -------------------------------------------------------------
----------------------------------
Stockholder's Equity Per Share
----------------------------------
Net Worth at September 30, 2003               $   6.14       $   5.22       $   4.54         $   3.95
Estimated Net Proceeds                            4.99           5.05           5.09             5.12
Plus: MHC Adjustment                              0.08           0.07           0.06             0.05
Plus:  Value issued to Foundation                    -              -              -                -
Less: After Tax Expense of Foundation                -              -              -                -
Less:  ESOP Stock                                (0.43)         (0.43)         (0.43)           (0.43)
Less:  MRP Stock                                 (0.22)         (0.22)         (0.22)           (0.22)
                                         -------------------------------------------------------------
Pro Forma Net Worth Per Share                    10.56           9.69           9.04             8.47
Less:  Intangible                                    -              -              -                -
                                         -------------------------------------------------------------
Pro Forma Tangible Net Worth Per Share        $  10.56       $   9.69       $   9.04         $   8.47
                                         -------------------------------------------------------------

Exhibit 12


                                                   Pro Forma Effect of Conversion Proceeds
                                                           As of September 30, 2003
                                                            (Dollars in Thousands)
                                         -------------------------------------------------------------
                                               Minimum       Midpoint        Maximum         SuperMax
                                         -------------------------------------------------------------
----------------------------------
Net Earnings Per Share
----------------------------------
Historical Earnings Per Share      (8)          $ 0.50         $ 0.43         $ 0.37           $ 0.32
Incremental return Per Share       (8)            0.05           0.05           0.05             0.05
ESOP Adjustment Per Share          (8)           (0.03)         (0.03)         (0.03)           (0.03)
MRP Adjustment Per Share           (8)           (0.03)         (0.03)         (0.03)           (0.03)
Normalizing Adjustment Per Share                     -              -              -                -
                                         -------------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.49         $ 0.42         $ 0.36           $ 0.31
----------------------------------
Shares Utilized
----------------------------------
Shares Utilized                                  1,113          1,309          1,505            1,731
----------------------------------
Pro Forma Ratios
----------------------------------
Price/EPS without Adjustment                     20.41          23.81          27.78            32.26
Price/EPS with Adjustment                        20.41          23.81          27.78            32.26
Price/Book Value per Share                      94.70%        103.20%        110.62%          118.06%
Price/Tangible Book Value                       94.70%        103.20%        110.62%          118.06%
Market Value/Assets                             12.58%         14.65%         16.67%           18.95%
                                         -------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 12

----------------------------------
Expense Calculations
----------------------------------
Total Shares Offered                               631            742            854              982
Price Per Share                                $    10        $    10        $    10          $    10
                                         -------------------------------------------------------------
Gross Proceeds                                 $ 6,309        $ 7,422        $ 8,535          $ 9,816
Estimated Insider Purchases                          -              -              -                -
ESOP Purchases                                    (505)          (594)          (683)            (785)
                                         -------------------------------------------------------------
Proceeds to Base Fee On                        $ 5,804        $ 6,828        $ 7,852          $ 9,031
Underwriters Percentage                          0.80%          0.80%          0.80%            0.80%
                                         -------------------------------------------------------------
Underwriters Fee                               $    46        $    55        $    63          $    72
Advisory Fee                                         -              -              -                -
                                         -------------------------------------------------------------
Total Underwriters Fee                              46             55             63               72
All Other Expenses                                 428            428            428              428
                                         -------------------------------------------------------------
Total Expense                                  $   474        $   483        $   491          $   500

----------------------------------
Shares Calculations
----------------------------------
Shares Outstanding                               1,169          1,375          1,581            1,818
Less:  New ESOP Adjustment                          50             59             68               79
Less:  Old ESOP Adjustment         (1)              15             18             20               23
Plus:  New SOP 93-6 ESOP Shares    (2)               5              6              7                8
Plus:  Old SOP 93-6 ESOP Shares    (2)               4              5              6                7
                                         -------------------------------------------------------------
Shares for all EPS Calculations                  1,113          1,309          1,505            1,731
                                         =============================================================

Actual number of shares for EPS              1,112,568      1,308,903      1,505,238        1,731,024
Actual foundation shares                             0              0              0                0

                                                               Post Foundation
                                         -------------------------------------------------------------
                                                               Appraised Value
                                         -------------------------------------------------------------
Conclusion                                     Minimum       Midpoint        Maximum     SuperMaximum
                                         -------------------------------------------------------------
 Shares Issued and Exchanged                 1,168,750      1,375,000      1,581,250        1,818,438
 Price per Share                               $ 10.00        $ 10.00        $ 10.00          $ 10.00
 Shares Issued to Foundation                         -              -              -                -
 Total Shares                                1,168,750      1,375,000      1,581,250        1,818,438
 Exchange Shares                               537,872        632,795        727,718          836,887
 Conversion Shares                             630,878        742,205        853,532          981,551
 Implied Exhange Ratio                          2.7448         3.2292         3.7136           4.2707
 Gross Proceeds                            $ 6,308,780    $ 7,422,050    $ 8,535,320      $ 9,815,510
 Exchange Value                            $ 5,378,720    $ 6,327,950    $ 7,277,180      $ 8,368,870
                                         -------------------------------------------------------------

Exhibit 12

----------------------------------
MRP Dilution
----------------------------------
------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250        1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283           78,524
Less:  Old ESOP Adjustment                      15,063         17,722         20,380           23,438
Plus:  New MRP issued              (1)          46,750         55,000         63,250           72,738
Plus:  New SOP 93-6 ESOP Shares    (2)           5,047          5,938          6,828            7,852
Plus:  Old SOP 93-6 ESOP Shares                  4,304          5,063          5,823            6,696
                                   (2)
Shares for all EPS Calculations              1,159,318      1,363,903      1,568,488        1,803,762
EPS                                        $      0.48    $      0.41    $      0.36      $      0.31

BV/Share                                   $     10.16    $      9.32    $      8.69      $      8.15
Voting Dilution                                  4.20%          4.20%          4.20%            4.20%
------------------------------------------------------------------------------------------------------

----------------------------------
Option Dilution
----------------------------------
------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250        1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283           78,524
Less:  Old ESOP Adjustment                      15,063         17,722         20,380           23,438
Plus:  Options                     (1)         116,875        137,500        158,125          181,844
Plus:  New SOP 93-6 ESOP Shares    (2)           5,047          5,938          6,828            7,852
Plus:  Old SOP 93-6 ESOP Shares                  4,304          5,063          5,823            6,696
                                   (2)
Shares for all EPS Calculations              1,229,443      1,446,403      1,663,363        1,912,868
EPS                                        $      0.45    $      0.39    $      0.34      $      0.29

BV/Share                                   $     10.52    $      9.72    $      9.13      $      8.62
Voting Dilution                                 10.50%         10.50%         10.50%           10.50%

------------------------------------------------------------------------------------------------------

Exhibit 13
                                             Roebling Financial Corp, Inc.
                                     Pro Forma Analysis Sheet - Six Months Ended
                                                   March 31, 2004
                                                  Includes SOP 93-6

                                         -------------------------------------------------------------------------------------------
                                                Bank           Comparables                   State                     National
                                         -------------------------------------------------------------------------------------------
                                                            Mean          Median       Mean           Median       Mean       Median
                                                            ----          ------       ----           ------       ----       ------
                                   Min           21.74
Price-Core Earnings Ratio P/E      Mid           26.32      21.15          19.00         19.36         17.90       21.01       16.55
-----------------------------      Max           29.41
                                   Smax          33.33

                                   Min          92.17%
Price-to-Book Ratio P/B            Mid         100.70%    146.42%        151.10%       186.52%       178.10%     154.25%     142.65%
-----------------------            Max         108.11%
                                   Smax        115.61%

                                   Min          92.17%
Price-to-Tangible Book Ratio P/TB  Mid         100.70%    149.64%        152.50%       190.00%       180.90%     168.13%     149.85%
---------------------------------  Max         108.11%
                                   Smax        115.61%

                                   Min          12.61%
Price-to-Assets Ratio P/A          Mid          14.69%     14.05%         13.68%        16.39%        17.00%      14.60%      13.82%
-------------------------          Max          16.71%
                                   Smax         19.00%

Exhibit 13


Valuation Parameters
--------------------------------------------------------------------------------
Six Months Ended                    Y
Period Ended March 31, 2004                                  $    239 (1)
--------------------------------------------------------------------------------
Pre-Conversion Book Value           B
As of March 31, 2004                                         $  7,513
--------------------------------------------------------------------------------
Pre-Conversion Assets               A
As of March 31, 2004                                         $ 87,485
--------------------------------------------------------------------------------
Return on Money                     R                           1.16% (2)
--------------------------------------------------------------------------------
Conversion Expenses                                          $    483
                                    X                           3.51% (3)
--------------------------------------------------------------------------------
Proceeds Not Invested                                        $    891 (4)
--------------------------------------------------------------------------------
Estimated ESOP Borrowings                                    $    594
ESOP Purchases                      E                           8.00% (5)
Cost of ESOP Borrowings                                      $     59 (5)
Cost of ESOP Borrowings             S                           0.00% (5)
Amort of ESOP Borrowings            T                              10 Years
--------------------------------------------------------------------------------
Amort of MRP Amount                 N                               5 Years
Estimated MRP Amount                                         $    297 (6)
MRP Purchases                       M                           4.00%
MRP Expense                                                  $     59
--------------------------------------------------------------------------------
Foundation Amount                                            $      - (7)
Foundation Amount                   F                           0.00% 0.00%
Foundation Opportunity Cost                                  $      -
Tax Benefit                         Z                        $      - (8)
--------------------------------------------------------------------------------
Tax Rate                           TAX                         39.94%
--------------------------------------------------------------------------------
Percentage Sold                    PCT                         53.98%
--------------------------------------------------------------------------------
Amount to be issued to Public                                $  7,422 (9)
--------------------------------------------------------------------------------
Earnings Multiple                                                   6
--------------------------------------------------------------------------------

(1)  Net income for the 6 months ended March 31, 2004.
(2) Net Return assumes a reinvestment rate of 1.93 percent (the 1 year Treasury at March 31, 2004), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP.
(5)  Assumes ESOP is amortized straight line over 10 years.
(6)  Assumes MRP is amortized straight line over 5 years.
(7)  Not applicable.
(8)  Not Applicable.
(9)  The amount to be offered to public.

Exhibit 13

                                                           Pro Forma Calculation

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                     =              $13,750,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.    V=                 P/B*(B+Z)                   =              $13,750,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                             =              $13,750,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)

The appraisal was performed on a market basis and not on the above formulas.

                                         Total Shares      Price          Total
Conclusion                                  Shares       Per Share        Value
----------                                  ------       ---------        -----

Appraised Value - Midpoint                   1,375,000   $    10    $13,750,000

Range:
  - Minimum                                  1,168,750   $    10     11,687,500
  - Maximum                                  1,581,250        10     15,812,500
  - Super Maximum                            1,818,438        10     18,184,380

                                            Pre Foundation
                        -------------------------------------------------------
                                            Appraised Value
                        -------------------------------------------------------
Conclusion                    Minimum     Midpoint      Maximum  SuperMaximum *
                        -------------------------------------------------------
 Total Shares               1,168,750    1,375,000    1,581,250      1,818,438
 Price per Share          $        10  $        10  $        10   $         10
 Full Conversion Value    $11,687,500  $13,750,000  $15,812,500   $ 18,184,380
 Exchange Shares              537,872      632,795      727,718        836,887
 Exchange Percent              46.02%       46.02%       46.02%         46.02%
 Conversion Shares            630,878      742,205      853,532        981,551
 Conversion Percent            53.98%       53.98%       53.98%         53.98%
 Gross Proceeds           $ 6,308,780  $ 7,422,050  $ 8,535,320   $  9,815,510
 Exchange Value           $ 5,378,720  $ 6,327,950  $ 7,277,180   $  8,368,870
 Exchange Ratio                2.7448       3.2292       3.7136         4.2707
                        -------------------------------------------------------

* SuperMaximum is an overallotment option that is 15% above the maximum amount.

Exhibit 13

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
----------------------------------       --------------------------------------------------------------
Conversion Proceeds                            Minimum       Midpoint        Maximum          SuperMax
----------------------------------       --------------------------------------------------------------
Total Shares Offered                         1,168,750      1,375,000      1,581,250         1,818,438
Conversion Shares Offered                      630,878        742,205        853,532           981,551
Price Per Share                          $          10    $        10    $        10       $        10
                                         --------------------------------------------------------------
Gross Proceeds                           $       6,309    $     7,422    $     8,535       $     9,816
Plus: Value issued to Foundation   (9)               -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Market Capitalization                  6,309          7,422          8,535             9,816
                                         ==============================================================
Gross Proceeds                                   6,309          7,422          8,535             9,816
Less:  Est. Conversion Expenses                    474            483            491               500
Less:  Cash issued to the Foundation                 -              -              -                 -
                                         --------------------------------------------------------------
Net Proceeds                             $       5,835    $     6,939    $     8,044       $     9,316
                                         ==============================================================
----------------------------------
Estimated Income from Proceeds
----------------------------------
Net Conversion Proceeds                  $       5,835    $     6,939    $     8,044       $     9,316
Less:  ESOP Adjustment             (3)             505            594            683               785
Less:  MRP Adjustment              (3)             252            297            341               393
                                         --------------------------------------------------------------
Net Proceeds Reinvested                  $       5,078    $     6,048    $     7,020       $     8,138
Estimated Incremental Rate of Return             1.16%          1.16%          1.16%             1.16%
                                         --------------------------------------------------------------
Estimated Incremental Return             $          29    $        35    $        41       $        47
Less:  Cost of ESOP                (4)               -              -              -                 -
Less:  Amortization of ESOP        (7)              15             18             21                24
Less:  MRP Adjustment              (7)              15             18             20                24
                                         --------------------------------------------------------------
Pro Forma Net Income                                (1)            (1)             -                (1)
Earnings Before Conversion                         239            239            239               239
                                         --------------------------------------------------------------
Earnings Excluding Adjustment                      238            238            239               238
Earnings Adjustment                (6)               -              -              -                 -
                                         --------------------------------------------------------------
Earnings After Conversion                $         238    $       238    $       239       $       238
                                         --------------------------------------------------------------

Exhibit 13

                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                         --------------------------------------------------------------
                                               Minimum        Midpoint       Maximum         SuperMax
                                         --------------------------------------------------------------
----------------------------------
Pro Forma Net Worth
----------------------------------
Net Worth at March 31, 2004                   $  7,513       $  7,513       $  7,513          $  7,513
Net Conversion Proceeds                          5,835          6,939          8,044             9,316
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)             (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)             (393)
                                         --------------------------------------------------------------
Pro Forma Net Worth                           $ 12,687       $ 13,657       $ 14,629          $ 15,747
----------------------------------
Pro Forma Tangible Net Worth
----------------------------------
Pro Forma Net Worth                           $ 12,687       $ 13,657       $ 14,629          $ 15,747
Less:  Intangible                  (5)               -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Tangible Net Worth                  $ 12,687       $ 13,657       $ 14,629          $ 15,747
----------------------------------
Pro Forma Assets
----------------------------------
Total Assets at March 31, 2004                $ 87,485       $ 87,485       $ 87,485          $ 87,485
Net Conversion Proceeds                          5,835          6,939          8,044             9,316
Plus: MHC Adjustment               (7)              96             96             96                96
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Adjustment             (1)            (505)          (594)          (683)             (785)
Less:  MRP Adjustment              (2)            (252)          (297)          (341)             (393)
                                         --------------------------------------------------------------
Pro Forma Assets Excluding Adjustment           92,659         93,629         94,601            95,719
Plus:  Adjustment                  (6)               -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Total Assets                        $ 92,659       $ 93,629       $ 94,601          $ 95,719
                                         --------------------------------------------------------------
----------------------------------
Stockholder's Equity Per Share
----------------------------------
Net Worth at March 31, 2004                   $   6.43       $   5.46       $   4.75          $   4.13
Estimated Net Proceeds                            4.99           5.05           5.09              5.12
Plus: MHC Adjustment                              0.08           0.07           0.06              0.05
Plus:  Value issued to Foundation                    -              -              -                 -
Less: After Tax Expense of Foundation                -              -              -                 -
Less:  ESOP Stock                                (0.43)         (0.43)         (0.43)            (0.43)
Less:  MRP Stock                                 (0.22)         (0.22)         (0.22)            (0.22)
                                         --------------------------------------------------------------
Pro Forma Net Worth Per Share                    10.85           9.93           9.25              8.65
Less:  Intangible                                    -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Tangible Net Worth Per Share        $  10.85       $   9.93       $   9.25          $   8.65
                                         --------------------------------------------------------------

Exhibit 13


                                                    Pro Forma Effect of Conversion Proceeds
                                                             As of March 31, 2004
                                                            (Dollars in Thousands)
                                         --------------------------------------------------------------
                                            Minimum       Midpoint       Maximum         SuperMax
                                         --------------------------------------------------------------
----------------------------------
Net Earnings Per Share
----------------------------------
Historical Earnings Per Share      (8)          $ 0.22         $ 0.18         $ 0.16            $ 0.14
Incremental return Per Share       (8)            0.03           0.03           0.03              0.03
ESOP Adjustment Per Share          (8)           (0.01)         (0.01)         (0.01)            (0.01)
MRP Adjustment Per Share           (8)           (0.01)         (0.01)         (0.01)            (0.01)
Normalizing Adjustment Per Share                     -              -              -                 -
                                         --------------------------------------------------------------
Pro Forma Earnings Per Share       (8)          $ 0.23         $ 0.19         $ 0.17            $ 0.15
----------------------------------
Shares Utilized
----------------------------------
Shares Utilized                                  1,106          1,301          1,496             1,720
----------------------------------
Pro Forma Ratios
----------------------------------
Price/EPS without Adjustment                     21.74          26.32          29.41             33.33
Price/EPS with Adjustment                        21.74          26.32          29.41             33.33
Price/Book Value per Share                      92.17%        100.70%        108.11%           115.61%
Price/Tangible Book Value                       92.17%        100.70%        108.11%           115.61%
Market Value/Assets                             12.61%         14.69%         16.71%            19.00%
                                         --------------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3)  Consists of ESOP and MRP amortization.
(4) The ESOP loan is from the Holding Company and therefore, there are no costs.
(5)  Not applicable.
(6)  Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8)  All EPS computations are done in accordance with SOP 93-6.
(9)  Not applicable.

Exhibit 13


----------------------------------
Expense Calculations
----------------------------------
Total Shares Offered                               631            742            854               982
Price Per Share                                $    10        $    10        $    10           $    10
                                         --------------------------------------------------------------
Gross Proceeds                                 $ 6,309        $ 7,422        $ 8,535           $ 9,816
Estimated Insider Purchases                          -              -              -                 -
ESOP Purchases                                    (505)          (594)          (683)             (785)
                                         --------------------------------------------------------------
Proceeds to Base Fee On                        $ 5,804        $ 6,828        $ 7,852           $ 9,031
Underwriters Percentage                          0.80%          0.80%          0.80%             0.80%
                                         --------------------------------------------------------------
Underwriters Fee                               $    46        $    55        $    63           $    72
Advisory Fee                                         -              -              -                 -
                                         --------------------------------------------------------------
Total Underwriters Fee                              46             55             63                72
All Other Expenses                                 428            428            428               428
                                         --------------------------------------------------------------
Total Expense                                  $   474        $   483        $   491           $   500

----------------------------------
Shares Calculations
----------------------------------
Shares Outstanding                               1,169          1,375          1,581             1,818
Less:  New ESOP Adjustment                          50             59             68                79
Less:  Old ESOP Adjustment         (1)              17             20             23                27
Plus:  New SOP 93-6 ESOP Shares    (2)               3              3              3                 4
Plus:  Old SOP 93-6 ESOP Shares    (2)               2              3              3                 3
                                         --------------------------------------------------------------
Shares for all EPS Calculations                  1,106          1,301          1,496             1,720
                                         ==============================================================

Actual number of shares for EPS              1,105,741      1,300,871      1,496,000         1,720,402
Actual foundation shares                             0              0              0                 0

                                                                Post Foundation
                                         --------------------------------------------------------------
                                                                Appraised Value
                                         --------------------------------------------------------------
Conclusion                                      Minimum       Midpoint       Maximum       SuperMaximum
                                         --------------------------------------------------------------
 Shares Issued and Exchanged                 1,168,750      1,375,000      1,581,250         1,818,438
 Price per Share                           $        10    $        10    $        10       $        10
 Shares Issued to Foundation                         -              -              -                 -
 Total Shares                                1,168,750      1,375,000      1,581,250         1,818,438
 Exchange Shares                               537,872        632,795        727,718           836,887
 Conversion Shares                             630,878        742,205        853,532           981,551
 Implied Exhange Ratio                          2.7448         3.2292         3.7136            4.2707
 Gross Proceeds                            $ 6,308,780    $ 7,422,050    $ 8,535,320       $ 9,815,510
 Exchange Value                            $ 5,378,720    $ 6,327,950    $ 7,277,180       $ 8,368,870
                                         --------------------------------------------------------------

Exhibit 13

----------------------------------
MRP Dilution
----------------------------------
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250         1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283            78,524
Less:  Old ESOP Adjustment                      17,215         20,254         23,292            26,786
Plus:  New MRP issued              (1)          46,750         55,000         63,250            72,738
Plus:  New SOP 93-6 ESOP Shares    (2)           2,524          2,969          3,414             3,926
Plus:  Old SOP 93-6 ESOP Shares                  2,152          2,532          2,911             3,348
                                   (2)
Shares for all EPS Calculations              1,152,491      1,355,871      1,559,250         1,793,140
EPS                                        $      0.21    $      0.18    $      0.15       $      0.13

BV/Share                                   $     10.44    $      9.55    $      8.90       $      8.33
Voting Dilution                                  4.23%          4.23%          4.23%             4.23%
-------------------------------------------------------------------------------------------------------

----------------------------------
Option Dilution
----------------------------------
-------------------------------------------------------------------------------------------------------
Shares Outstanding                           1,168,750      1,375,000      1,581,250         1,818,438
Less:  New ESOP Adjustment                      50,470         59,376         68,283            78,524
Less:  Old ESOP Adjustment                      17,215         20,254         23,292            26,786
Plus:  Options                     (1)         116,875        137,500        158,125           181,844
Plus:  New SOP 93-6 ESOP Shares    (2)           2,524          2,969          3,414             3,926
Plus:  Old SOP 93-6 ESOP Shares                  2,152          2,532          2,911             3,348
                                   (2)
Shares for all EPS Calculations              1,222,616      1,438,371      1,654,125         1,902,246
EPS                                        $      0.19    $      0.17    $      0.14       $      0.13

BV/Share                                   $     10.78    $      9.94    $      9.32       $      8.78
Voting Dilution                                 10.57%         10.57%         10.57%            10.57%

-------------------------------------------------------------------------------------------------------

                                     Page 8